CREDIT AGREEMENT
dated as of
May 19, 2022
among
THE CATO

CORPORATION,

a Delaware corporation,
The Initial Guarantors Listed Herein,
The Banks Listed Herein
and
WELLS FARGO BANK, NATIONAL

ASSOCIATION

,
as Agent

CREDIT AGREEMENT
AGREEMENT

dated

as

of

May

19,

2022

among

THE

CATO

CORPORATION,

a

Delaware
corporation,

CADEL

LLC,

a

Delaware

limited

liability

company,

CHW,

LLC,

a

Delaware

limited

liability
company,

CATO

OF TEXAS

L.P.,

a Texas

limited partnership,

CATOSOUTH

LLC, a

North Carolina

limited
liability

company,

catocorp.com,

LLC,

a

Delaware

limited

liability

company,

CATOWEST,

LLC,

a

Nevada
limited liability

company,

CATO

SOUTHWEST,

INC., a

Delaware corporation,

CATO

WO LLC,

a Delaware
limited

liability

company,

CATO

OF

FLORIDA

L.L.C.,

a

Florida

limited

liability

company,

CATO

OF
TENNESSEE,

LLC,

a

Tennessee

limited

liability

company,

CATO

OF

VIRGINIA,

LLC,

a

Virginia

limited
liability company,

CATO

OF NORTH

CAROLINA,

LLC, a

North Carolina

limited liability

company,

CATO
OF ILLINOIS,

LLC, a

Illinois limited

liability company, CATO OF SOUTH

CAROLINA, LLC,

a South

Carolina
limited liability

company, OHIO CATO STORES,

LLC, a

Ohio limited

liability company, CATO OF GEORGIA,
LLC, a Georgia limited liability

company, the BANKS listed on the signature pages

hereof and WELLS FARGO
BANK, NATIONAL

ASSOCIATION

,

as Agent.
The parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01
Definitions.

The terms as

defined in this

Section 1.01 shall,

for all purposes
of

this

Agreement

and

any

amendment

hereto

(except

as

otherwise

expressly

provided

or

unless

the

context
otherwise requires), have the meanings set forth herein:
“Acquisition” means

the acquisition of

(i) a

controlling equity

interest in another

Person (including
the purchase of an option, warrant or

convertible or similar type security to acquire such a

controlling interest at
the

time

it

becomes

exercisable

by

the

holder

thereof),

whether

by

purchase

of

such

equity

interest

or

upon
exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another
Person

which

constitute

all

or

any

material

part

of

the

assets

of

such

Person

or

of

a

line

or

lines

of

business
conducted by such Person.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial
Institution.
“Affiliate”

of any Person

means (i) any other

Person which directly,

or indirectly through

one or
more intermediaries, controls such

Person, (ii) any other

Person which directly, or indirectly through one

or more
intermediaries, is controlled by or is

under common control with such Person,

or (iii) any other Person of

which
such Person

owns, directly

or indirectly,

20% or

more of

the common

stock or

equivalent equity

interests.

As
used

herein,

the

term

“control”

means

possession,

directly

or

indirectly,

of

the

power

to

direct

or

cause

the
direction

of

the

management

or

policies

of

a

Person,

whether

through

the

ownership

of

voting

securities,

by
contract or otherwise.
“Agent” means Wells Fargo Bank, National

Association, in its capacity

as agent for

the Banks and
the Issuing Bank hereunder, and its successors and permitted assigns in such capacity.
“Agreement’’

means

this

Credit

Agreement,

together

with

all

amendments

and

supplements
hereto.
“Anti-Corruption Laws” means: (a) the U.S.

Foreign Corrupt Practices Act of 1977, as amended;
(b) the U.K.

Bribery Act 2010, as amended; and (c) any other anti-bribery or anticorruption laws, regulations or ordinances in any jurisdiction in which Borrower or any other Loan Party is located or doing business.

“Anti-Money

Laundering

Laws”

means

any

and

all

laws,

statutes,

regulations

or

obligatory
government orders, decrees, ordinances

or rules related to

terrorism financing, money laundering,

any predicate
crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT
Act and

The Currency

and Foreign

Transactions Reporting Act

(also known

as the

“Bank Secrecy

Act,” 31

U.S.C.
§§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Applicable Margin” has the meaning set forth in Section 2.06(a).
“Assignee” has the meaning set forth in Section 9.07(c).
“Assignment and

Acceptance”

means an

Assignment and

Acceptance executed

in accordance

with
Section 9.07(c) in the form attached hereto as Exhibit H.
“Authority”

has the meaning set forth in Section 8.02.
“Available

Tenor”

means,

as

of

any date

of

determination

and

with

respect to

any then-current
Benchmark, as

applicable, (a)

if such

Benchmark is

a term

rate, any

tenor

for such

Benchmark (or

component
thereof) that is or may be used for determining the length of an

Interest Period pursuant to this Agreement or (b)
otherwise, any payment period for

interest calculated with reference to

such Benchmark (or component

thereof)
that is or may be used for determining

any frequency of making payments of interest calculated

with reference to
such Benchmark, in each

case, as of such

date and not including,

for the avoidance of

doubt, any tenor

for such
Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 8.03(d).
“Bail-In Action” means

the exercise of

any Write-Down and Conversion Powers

by the applicable
Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation”

means (a) with

respect to any

EEA Member Country

implementing Article
55

of

Directive

2014/59/EU

of

the

European

Parliament

and

of

the

Council

of

the

European

Union,

the
implementing law,

regulation,

rule or

requirement for

such EEA

Member Country

from time

to time

which is
described in the

EU Bail-In Legislation

Schedule and (b)

with respect to

the United Kingdom,

Part I of

the United
Kingdom Banking Act 2009

(as amended from time

to time) and

any other law,

regulation or rule

applicable in
the United

Kingdom relating

to the

resolution of

unsound or

failing banks,

investment firms

or other

financial
institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank”

means

each

bank

listed

on

the

signature

pages

hereof

as

having

a

Revolving

Credit
Commitment and their respective successors and assigns.
“Base Rate” means, at any time,

the highest of (a) the Prime Rate, (b) the Federal

Funds Rate plus
0.50% and

(c) Daily

Simple SOFR

in effect

on such

day plus

1.00%; each

change in

the Base

Rate shall

take
effect

simultaneously with

the corresponding

change or

changes in

the Prime

Rate, the

Federal Funds

Rate or
Daily Simple

SOFR, as

applicable (provided

that clause

(c) shall

not be

applicable during

any period

in which
Daily Simple SOFR

is unavailable or

unascertainable).

Notwithstanding the foregoing,

in no event

shall the Base
Rate be less than 1.00%.
“Base Rate Loan” means

a Revolving Credit Advance

during Interest Periods when

the applicable
Loan bears or is to bear interest at a rate based upon the Base Rate as provided in Section 2.06.
“Benchmark” means, initially, Daily Simple SOFR or Term SOFR, as applicable; provided that if a Benchmark Transition Event has occurred with

respect to Daily Simple SOFR

or Term SOFR, as applicable, or
the applicable then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 8.03(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-
current Benchmark,

the sum of:

(a) the

alternate benchmark

rate that

has been selected

by the

Agent and Borrower
as

the

replacement

for

such

Benchmark

giving

due

consideration

to

(i)

any

selection

or

recommendation

of

a
replacement benchmark rate or

the mechanism for determining

such a rate by

the Relevant Governmental

Body
or (ii) any

evolving or then-prevailing

market convention for

determining a benchmark

rate as a

replacement to
such then-current Benchmark for

Dollar-denominated syndicated credit

facilities and (b) the

related Benchmark
Replacement Adjustment;

provided that,

if such

Benchmark Replacement

as so

determined would

be less

than
the Floor, such

Benchmark Replacement will be deemed

to be the Floor

for the purposes of

this Agreement and
the other Loan Documents.
“Benchmark Replacement

Adjustment” means,

with respect

to any

replacement of

the then-current
Benchmark with

an

Unadjusted

Benchmark Replacement,

the spread

adjustment,

or method

for

calculating or
determining such spread

adjustment, (which may

be a positive

or negative value

or zero) that

has been selected
by

the

Agent

and

Borrower

giving

due

consideration

to

(a)

any

selection

or

recommendation

of

a

spread
adjustment,

or

method

for

calculating

or

determining

such

spread

adjustment,

for

the

replacement

of

such
Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b)
any evolving

or then-prevailing

market convention

for determining

a spread

adjustment, or

method for

calculating
or determining such

spread adjustment, for

the replacement of

such Benchmark

with the applicable

Unadjusted
Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means

the earliest to

occur of the following

events with respect
to any then-current Benchmark:
(A)
in the case

of clause (A)

or (B) of

the definition of

“Benchmark Transition Event,” the

later
of (i) the date of

the public statement or publication

of information referenced therein and (ii)

the date on which
the administrator of

such Benchmark (or

the published

component used in

the calculation thereof)

permanently
or

indefinitely

ceases

to

provide

all

Available

Tenors

(if

applicable)

of

such

Benchmark

(or

such

component
thereof); or

(B)
in the case of

clause (C) of

the definition of

“Benchmark Transition Event,”

the first date
on which such Benchmark (or the published component used

in the calculation thereof) has been determined and
announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be

non-representative; provided,

that

such

non-representativeness will

be determined

by reference

to

the

most
recent statement or

publication referenced in

such clause (C)

and even if

any Available

Tenor

(if applicable) of
such Benchmark (or such component thereof) continues to be provided on such date.

For the

avoidance of

doubt, if

the applicable

then-current Benchmark

has any

Available

Tenors,
the “Benchmark Replacement

Date” will be

deemed to have

occurred in the case

of clause (A)

or (B) with respect
to any Benchmark upon the occurrence of the applicable

event or events set forth therein with respect to all then-
current Available Tenors

of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark:
(A)
a

public

statement

or

publication

of

information

by or

on

behalf

of

the

administrator

of
such Benchmark (or

the published component

used in the calculation

thereof) announcing that such

administrator
has ceased or

will cease to

provide all Available

Tenors

(if applicable) of

such Benchmark (or

such component
thereof),

permanently

or

indefinitely;

provided

that,

at

the

time

of

such

statement

or

publication,

there

is

no
successor administrator that will continue to provide

any Available

Tenor (if

applicable) of such Benchmark (or
such component thereof);

(B)
a

public

statement

or

publication

of

information

by

the

regulatory

supervisor

for

the
administrator

of

such

Benchmark

(or

the

published

component

used

in

the

calculation

thereof),

the

FRB,

the
Federal

Reserve

Bank

of

New

York,

an

insolvency

official

with

jurisdiction

over

the

administrator

for

such
Benchmark

(or

such

component),

a

resolution

authority

with

jurisdiction

over

the

administrator

for

such
Benchmark (or such

component) or a

court or an

entity with similar

insolvency or resolution

authority over the
administrator for such

Benchmark (or such

component), which states

that the administrator

of such

Benchmark
(or such component)

has ceased or

will cease to

provide all Available

Tenors

(if applicable)of such

Benchmark
(or

such

component

thereof)

permanently

or

indefinitely;

provided

that,

at

the

time

of

such

statement

or
publication, there is no successor administrator

that will continue to provide any

Available

Tenor (if

applicable)
of such Benchmark (or such component thereof); or
(C)
a

public

statement

or

publication

of

information

by

the

regulatory

supervisor

for

the
administrator of such

Benchmark (or the

published component

used in

the calculation

thereof) announcing

that
all Available

Tenors (if

applicable) of such Benchmark (or such

component thereof) are not, or as

of a specified
future date will not be, representative.
For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, a
“Benchmark

Transition

Event”

will

be

deemed

to

have

occurred

with

respect

to

any

Benchmark

if

a

public
statement or publication of information

set forth above has occurred with

respect to each then-current

Available
Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start

Date” means,

in the

case of

a Benchmark

Transition Event, the

earlier
of

(a)

the

applicable

Benchmark

Replacement

Date

and

(b)

if

such

Benchmark

Transition

Event

is

a

public
statement or

publication of

information of

a prospective

event, the

90th day

prior to

the expected

date of

such
event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark

Unavailability

Period”

means,

with

respect

to

any

then-current

Benchmark,

the
period (if any)

(x) beginning at the

time that a Benchmark

Replacement Date with respect

to such Benchmark has
occurred if, at

such time,

no Benchmark Replacement

has replaced such

Benchmark for all

purposes hereunder
and

under

any

Loan

Document

in

accordance

with

Section

8.03

and

(y)

ending

at

the

time

that

a

Benchmark
Replacement

has

replaced

such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan

Document

in
accordance with Section 8.03.
“Beneficial

Ownership

Certification”

means

a

certification

regarding

beneficial

ownership

as
required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title

I of ERISA, (b)

a “plan” as defined

in and subject to

Section 4975 of the

Code or (c)

any Person whose
assets include

(for purposes

of ERISA

section 3(42)

or otherwise

for purposes

of Title

I of

ERISA

or Section
4975 of the Code) the assets of any such “employee benefit plan” or “plan.”
“Borrower”

means

The

Cato

Corporation,

a

Delaware

corporation,

and

its

successors

and
permitted assigns.
“Capital Expenditures”

means for any

period the

sum of all

capital expenditures

incurred during
such period by

Borrower and

its Consolidated

Subsidiaries, as

determined in

accordance with

FASB

ASC 842,
which shall include,

without limitation, the

purchase or lease

of any assets

which if purchased

would constitute
fixed assets or which if leased would constitute a finance

lease or Type A lease (but excluding, for the avoidance
of doubt,

any operating

lease or

Type

B lease);

provided, however,

that Capital

Expenditures shall

not include

any such expenditures

(i) for replacements,

repairs or

acquisitions of

capital assets, to

the extent

made with the
proceeds

of

insurance

in

connection

with

a

casualty

event,

or

(ii) for

replacements,

repairs

or

acquisitions

of
capital assets, to the extent

made with proceeds from a

sale or other disposition

permitted under this Agreement
(within 180 days after receipt of such proceeds).
“Capital Lease ’’
means any lease of property that

would, in accordance with FASB

ASC 842, be
required to be

classified and accounted

for as a

finance lease or

Type

A lease (but

excluding, for the

avoidance
of doubt, any operating lease or Type B lease).
“Capital Lease

Obligations” means,

with respect

to any

Capital Lease,

the amount of

the obligation
of the lessee thereunder that would, in accordance

with GAAP,

appear as a liability on the balance sheet

of such
lessee in respect of such Capital Lease.
“Capital Stock”

shall mean

all shares,

options, partnership,

membership and

other interests

or other
equivalents

(howsoever

designated)

of

or

in

the

equity

of

a

Person,

whether

voting

or

nonvoting,

including,
without

limitation,

common

stock,

partnership

interests,

membership

interests,

warrants,

preferred

stock,
convertible debentures and all

agreements, instruments and documents

convertible, in whole or

in part, into any
one or more or all of the foregoing.
“Cash” shall mean legal currency of the United States of America.
“CERCLA” means

the Comprehensive

Environmental Response,

Compensation and

Liability Act,
42

U.S.C.

§9601

et

seq.,

as

amended

from

time

to

time,

and

all

rules

and

regulations

from

time

to

time
promulgated thereunder.
“CERCLIS”

means

the

Comprehensive

Environmental

Response

Compensation

and

Liability
Information System established pursuant to CERCLA.
“Closing Certificate” has the meaning set forth in Section 3.01(d).
“Closing Date” has the meaning set forth in the introductory paragraph of Section 3.01.
“Code” means the

Internal Revenue Code

of 1986, as

amended, or any

successor Federal tax

code.

Any reference to any provision of the

Code shall also be deemed to

be a reference to any successor

provision or
provisions thereof.
“Compliance Certificate” has the meaning set forth in Section 5.01(e).
“Conforming

Changes”

means,

with

respect

to

either

the

use

or

administration

of

an

initial
Benchmark or

the use,

administration, adoption

or implementation

of any

Benchmark Replacement,

any technical,
administrative

or

operational

changes

(including

changes

to

the

definition

of

“Base

Rate,”

the

definition

of
“Domestic

Business

Day,”

the

definition

of

“U.S.

Government

Securities

Business

Day,”

the

definition

of
“Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency

of determining

rates and

making payments

of interest,

timing of

borrowing requests

or prepayment,
conversion

or

continuation

notices,

the

applicability

and

length

of

lookback

periods,

and

other

technical,
administrative

or

operational

matters)

that

the

Agent

decides

may

be

appropriate

to

reflect

the

adoption

and
implementation

of

any

such

rate

or

to

permit

the

use

and

administration

thereof

by

the

Agent

in

a

manner
substantially consistent with market practice

(or, if the Agent decides that adoption

of any portion of such

market
practice is not administratively feasible or if the

Agent determines that no market practice for the

administration
of any

such rate

exists, in

such other

manner of

administration as

the Agent

decides is

reasonably necessary

in
connection with the administration of this Agreement and the other Loan Documents).

“Consolidated Operating Profits” means, for

any period, the Operating Profits

of Borrower and its
Consolidated Subsidiaries.
“Consolidated Subsidiary”

means at any

date any Subsidiary

or other entity

the accounts of

which,
in accordance with

GAAP,

would be consolidated

with those of

Borrower in its

consolidated and consolidating
financial statements as of such date.
“Consolidated Tangible Net Worth

’’ means Net Worth

less all Intangible Assets.
“Consolidated Total Assets” means, at any time, the total assets of Borrower and its Consolidated
Subsidiaries, determined on a consolidated

basis, as set forth or

reflected on the most recent

consolidated balance
sheet of Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.
“Controlled

Group”

means

all

members

of

a

controlled

group

of

corporations

and

all

trades

or
businesses (whether or not incorporated)

under common control which,

together with Borrower,

are treated as a
single employer under Section 414 of the Code.
“Costs of Acquisition” means, with

respect to any Acquisition, as

at the date of entering into

any
agreement therefor, the sum of

the following (without duplication): (i) the value of the capital stock, warrants or
options to acquire capital

stock of Borrower or

any Subsidiary to be

transferred in connection therewith,

(ii) the
amount of

any cash

and fair

market value

of other

property (excluding

property described

in clause

(i) and

the
unpaid principal

amount of

any debt

instrument) given

as consideration,

(iii) the

amount (determined

by using
the

face

amount

or

the

amount

payable

at

maturity,

whichever

is

greater)

of

any

Debt

incurred,

assumed

or
acquired by

Borrower or

any Subsidiary

in connection

with such

Acquisition, (iv)

all additional

purchase price
amounts

in

the

form

of

earnouts

and

other

contingent

obligations

that

should

be

recorded

on

the

financial
statements

of

Borrower

and

its

Subsidiaries

in

accordance

with

GAAP,

(v)

all

amounts

paid

in

respect

of
covenants not

to compete,

consulting agreements

that should

be recorded

on financial

statements of

Borrower
and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition
and

(vi)

the

aggregate

fair

market

value

of

all

other

consideration

given

by

Borrower

or

any

Subsidiary

in
connection with such Acquisition.

For purposes of determining the Cost

of Acquisition for any transaction,

(A)
the capital stock of

Borrower shall be

valued (I) in

the case of capital

stock that is

then designated as a

national
market system security by the National Association of Securities Dealers, Inc. or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (II) with respect to any

other shares of capital

stock, as determined by

the Board of

Directors of Borrower and,

if requested
by the

Agent, determined

to be

a reasonable

valuation by

the independent

public accountants

referred to

in Section
5.01(a), (B) the capital

stock of any Subsidiary

shall be valued

as determined by the

Board of Directors

of such
Subsidiary and,

if

requested

by the

Agent,

determined

to

be

a

reasonable

valuation

by the

independent

public
accountants referred to in Section 5.01(a), and

(C) with respect to any Acquisition

accomplished pursuant to the
exercise of options or warrants or the conversion of securities, the

Cost of Acquisition shall include both the cost
of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.
“Daily Simple SOFR”

means, for any

day (a “Simple

SOFR Rate Day”),

a rate per

annum equal
to the greater of

(a) SOFR for the day

(such day, a “SOFR Determination Day”) that is

five (5)

U.S. Government
Securities Business

Days prior

to (i)

if such

Simple SOFR

Rate Day

is a

U.S. Government

Securities Business
Day,

such Simple

SOFR Rate

Day or

(ii) if

such Simple

SOFR Rate

Day is

not a

U.S. Government

Securities
Business

Day,

the

U.S.

Government Securities

Business

Day

immediately

preceding

such

Simple

SOFR

Rate
Day, in each case, as such SOFR

is published by the

SOFR Administrator on the SOFR

Administrator’s Website,
and (b)

the Floor.

If by

5:00 p.m.

on the

second (2nd)

U.S. Government

Securities Business

Day immediately
following

any

SOFR

Determination

Day,

SOFR

in

respect

of

such

SOFR

Determination

Day

has

not

been
published on the

SOFR Administrator’s

Website

and a Benchmark

Replacement Date with

respect to

the Daily
Simple

SOFR has

not occurred,

then SOFR

for such

SOFR Determination

Day will

be SOFR

as

published in

respect of the first preceding U.S. Government

Securities Business Day for which such

SOFR was published on
the SOFR

Administrator’s Website; provided that

any SOFR

determined pursuant

to this

sentence shall

be utilized
for purposes

of

calculation of

Daily Simple

SOFR

for no

more

than

three (3)

consecutive Simple

SOFR Rate
Days.

Any change

in Daily

Simple SOFR

due to

a change

in SOFR

shall be

effective from

and including

the
effective date of such change in SOFR without notice to Borrower.

“Daily

Simple

SOFR

Loan”

means

any

Loan

bearing

interest

at

a

rate

based

on

Daily

Simple
SOFR (other than pursuant to

the Daily Simple SOFR component of

the definition of “Base Rate”),

as provided
in Section 2.6(a).
“Debt” means with

respect to

any Person, without

duplication, (a) all

obligations of

such Person
for

borrowed

money,

(b)

all

obligations

of

such

Person

evidenced

by

bonds,

debentures,

notes

or

similar
instruments, or upon which

interest payments are

customarily made, (c) all

obligations of such Person

issued or
assumed

as

the

deferred

purchase

price

of

property

or

services

purchased

by

such

Person

(excluding

current
accounts payable

incurred

in

the

ordinary

course

of

business

and

due

within

twelve

months

of

the

incurrence
thereof)

which

would

appear

as

liabilities

on

the

balance

sheet

of

such

Person,

(d)

all

Debt

of

others

that

are
secured by any

Lien on any

asset of such

Person, whether or

not such Person

has assumed or

become liable for
the payment thereof,

(e) all Capital Lease

Obligations, (f) all

obligations of such

Person under Hedge

Agreements
(valued as

the termination

value thereof

computed in

accordance with

a method

approved by

the

International
Swap

Dealers

Association

and

agreed

to

by

such

Person

in

the

applicable

Hedge

Agreement,

if

any),

(g)

the
maximum amount of all letters of

credit issued or bankers’

acceptances facilities created for the

account of such
Person,

and,

without

duplication,

all

drafts

drawn

thereunder

(to

the

extent

unreimbursed),

(h)

all

unfunded
employee benefit

plan obligations

and liabilities,

(i) all

Debt of

others Guaranteed

by such

Person; (j)

the principal
portion of all

obligations of such

Person under any

synthetic lease, tax

retention operating lease,

off-balance sheet
loan

or

similar

off-balance

sheet

financing

product

where

such

transaction

is

considered

borrowed

money
indebtedness for tax

purposes but is classified

as an operating lease

under GAAP; (k) deferred

taxes and (1)

the
indebtedness of

any partnership

or unincorporated

joint venture

in which

such Person

is a

general partner

or a
joint venturer.

Notwithstanding the foregoing, the term “Debt” shall be understood to exclude any indebtedness
or obligations owed from one Loan Party to another Loan Party.
“Debtor Relief Laws” means the Bankruptcy

Code of the United States

of America, and all other
liquidation,

conservatorship,

bankruptcy,

assignment

for

the

benefit

of

creditors,

moratorium,

rearrangement,
receivership,

insolvency,

reorganization,

or

similar

debtor

relief

laws

of

the

United

States

or

other

applicable
jurisdictions from time to time in effect.
“Default” means any

condition or event

which constitutes an

Event of Default

or which with

the
giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.
“Default Rate” means, with respect to any Revolving Credit Advance, on any day, the sum of 2%
plus

the

then

highest

interest

rate

(including

the

Applicable

Margin)

which

may

be

applicable

to

such

Loan
hereunder (irrespective of whether any such type of Loan is actually outstanding hereunder).
“Defaulting Bank” means, any

Bank that (a) has

failed to (i) fund

all or any portion

of the Loans
required to be funded by

it hereunder within two

Domestic Business Days of the

date such Loans were required
to be funded hereunder

unless such Bank notifies the Agent

and Borrower in writing that

such failure is the result
of

such

Bank’s

determination

that

one

or

more

conditions

precedent

to

funding

(each

of

which

conditions
precedent,

together

with

any

applicable

default,

shall

be

specifically

identified

in

such

writing)

has

not

been
satisfied, or (ii) pay to the Agent,

any Issuing Bank,

or any other Bank any other amount required

to be paid by it
hereunder (including in respect of

participations in Letters of Credit) within two Domestic Business Days of the date when

due, (b)

has notified

Borrower,

the Agent,

or any

Issuing Bank

in writing

that it

does not

intend to
comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public

statement relates

to such

Bank’s

obligation

to fund

a Loan

hereunder and

states that

such position

is
based on such

Bank’s

determination that

a condition precedent

to funding (which

condition precedent,

together
with

any

applicable

default,

shall

be

specifically

identified

in

such

writing

or

public

statement)

cannot

be
satisfied), (c) has failed, within three Domestic Business Days after written request by the Agent or Borrower, to confirm

in

writing

to

the

Agent

and

Borrower

that

it

will

comply

with

its

prospective

funding

obligations
hereunder (provided that

such Bank shall

cease to be

a Defaulting Bank

pursuant to this

clause (c) upon

receipt
of such written confirmation

by the Agent and

Borrower), or (d) has,

or has a

direct or indirect parent

company
that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become

the subject of a Bail-In Action; provided that a

Bank shall not
be a Defaulting

Bank solely by

virtue of the

ownership or acquisition

of any equity

interest in that

Bank or any
direct or indirect

parent company thereof

by a governmental authority

so long as

such ownership interest does

not
result in or provide such Bank with immunity from the jurisdiction of courts within the United States or from the
enforcement

of

judgments

or

writs

of

attachment

on

its

assets

or

permit

such

Bank

(or

such

governmental
authority)

to

reject,

repudiate,

disavow

or

disaffirm

any

contracts

or

agreements

made

with

such

Bank.

Any
determination by the

Agent or Borrower

that a Bank

is a Defaulting

Bank under any

one or more

of clauses (a)
through (d) above shall be conclusive

and binding absent manifest error,

and such Bank shall be

deemed to be a
Defaulting Bank upon delivery of written notice of such determination to Borrower, each

Issuing Bank and each
Bank.
“Designated Officer”

means

the president,

treasurer or

chief financial

officer of

a Loan

Party or
any other officer of a Loan Party authorized by resolution of the board of directors of such

Loan Party to engage
in the activity specified herein with respect to such officer.
“Dollars” or “$” means dollars in lawful currency of the United States of America.
“Domestic

Business

Day”

means

any

day

except

a

Saturday,

Sunday

or

other

day

on

which
commercial banks in North Carolina are authorized or required by law to close.
“Domestic Subsidiary” means any Subsidiary

that was formed under the laws

of the United States
or any state of the United States or the District of Columbia.
“EBITDAR” means for Borrower and its Subsidiaries for any period, an amount equal to the sum of:
(a) Net Income for such period; plus
(a)
in each

case, to

the extent

deducted in

determining Net

Income for

such period,

without
duplication, (i) interest expense, (ii)

income Taxes, (iii) depreciation and amortization, (iv) impairment expenses,
(v) non-cash

impairment charges

related to

one-time or

non-recurring expenses

at Borrower’s

stores, (vi)

non-
cash charges

or expenses

relating to

stock based

compensation (but

excluding any

non-cash charge

or expense
that represents an

accrual for

a cash expense

to be taken

in a future

period), plus

(d) the Gross

Rental Expense,
all as determined in accordance with GAAP.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any
EEA

Member

Country

which

is

subject

to

the

supervision

of

an

EEA

Resolution

Authority,

(b)

any

entity
established in

an EEA

Member Country

which is

a parent

of an

institution described

in clause

(a) of

this definition,
or

(c)

any

financial

institution

established

in

an

EEA

Member

Country

which

is

a

subsidiary

of

an

institution
described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA

Member

Country”

means

any

of

the

member

states

of

the

European

Union,

Iceland,
Liechtenstein, and Norway.
“EEA Resolution

Authority”

means any

public administrative

authority or

any Person

entrusted
with public administrative authority of any EEA Member Country

(including any delegee) having responsibility
for the resolution of any credit institution or investment firm established in any EEA Member Country.
“Environmental Authority”

means any federal,

state, local or

regional government

that exercises
any form of jurisdiction or authority under any Environmental Requirement.
“Environmental

Authorizations”

means

all

licenses,

permits,

orders,

approvals,

notices,
registrations or other legal prerequisites for conducting the business of a Loan Party or any Subsidiary of a Loan
Party required by any Environmental Requirement.
“Environmental

Judgments

and

Orders”

means

all

judgments,

decrees

or

orders

issued

by

an
Environmental Authority arising from or in any way associated with any Environmental Requirements.
“Environmental

Laws”

means

any

and

all

federal,

state,

and

local

statutes,

laws,

regulations,
ordinances, rules,

judgments,

orders, decrees,

permits,

concessions, grants,

franchises, licenses,

agreements

or
other governmental restrictions relating to

the environment or to emissions,

discharges or releases of

Hazardous
Materials into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise

relating

to

the

manufacture,

processing,

distribution,

use,

treatment,

storage,

disposal,

transport

or
handling of Hazardous Materials or the clean-up or other remediation thereof.
“Environmental

Liabilities”

means

any

liabilities,

whether

accrued,

contingent

or

otherwise,
arising from and in any way associated with any Environmental Requirements.
“Environmental Notices” means actual notice from

any Environmental Authority or by any other
person or

entity,

of possible

or alleged

noncompliance with

or liability

under any

Environmental Requirement,
including without

limitation any

complaints, citations,

demands or

requests from

any Environmental

Authority
or

from

any

other

person

or

entity

for

correction

of

any

violation

of

any

Environmental

Requirement

or

any
investigations concerning any violation of any Environmental Requirement.
“Environmental Proceedings”

means any judicial or administrative proceedings arising from or in
any way associated with any Environmental Requirement.
“Environmental

Releases”

means

releases

as

defined

in

CERCLA

or

under

any

applicable
Environmental Law.
“Environmental

Requirements”

means

any

legal

requirement

relating

to

any

applicable
Environmental Law and applicable to a Loan Party, any Subsidiary of a Loan Party or the Properties.
“ERISA” means the Employee

Retirement Income Security Act

of 1974, as amended

from time to
time, or any successor

law.

Any reference to any

provision of ERISA shall

also be deemed to

be a reference to
any successor provision or provisions thereof.
“EU Bail-In

Legislation Schedule” means

the EU

Bail-In Legislation

Schedule published

by the
Loan Market Association (or any successor thereto), as in effect from time to time.
“Event of Default” has the meaning set forth in Section 6.01.
“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Funds

Rate” means,

for any

day,

the rate

per annum

(rounded upward,

if necessary,

to
the next higher 1/100th of 1%) equal

to the weighted average of the

rates on overnight Federal funds transactions
with members of the Federal

Reserve System arranged by Federal

funds brokers on such

day, as published by the
Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day,

the Federal Funds Rate for such
day shall be such rate on such

transactions on the next preceding Domestic

Business Day as so published on the
next succeeding Domestic Business

Day,

and (ii) if

such rate is not

so published for any

day,

the Federal Funds
Rate for

such day shall

be the average

rate charged to

Wells Fargo on such day

on such transactions

as determined
by the Agent.
“Financials” or

“Financial

Statements”

means

the

consolidated

balance

sheet

and

statements

of
income and cash flow to be delivered to the Banks by the Loan Parties pursuant to Section 5.01 hereof.
“Fiscal Quarter”

means any fiscal quarter of Borrower.
“Fiscal Year

”

means any fiscal year of Borrower.
“Fixed Charges”

for any

period means

the sum

of (i)

Cash interest

expense for

such period,

(ii)
Gross

Rental

Expense

for

such

period

and

(iii)

current

maturities

of

long

term

Debt

of

Borrower

and

its
Consolidated Subsidiaries for such period, all as determined in accordance with GAAP.
“Floor” means a rate of interest equal to 0%.
“Fort

Mill

Land”

means

the

real

property

owned

by

Borrower

or

any

Domestic

Subsidiary

of
Borrower located in York

County, South

Carolina, consisting of approximately 381 gross acres

of land as of the
Closing Date.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“GAAP” means generally accepted accounting principles applied on a basis consistent with those which, in

accordance with

Section 1.02,

are to

be used

in making

the calculations

for purposes

of determining
compliance with the terms of this Agreement.
“Gross Rental Expense” means for

any period the rental

expense under non-cancelable operating
leases

(including

without

limitation

any

contingent

rent

and

monthly

percentage

rent

payable

with

respect
thereto),

amortization

of

deferred

rent

and

payments

under

equipment

leases,

in

each

case

for

such

period

of
Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.
“Guarantee” by any

Person means any obligation,

contingent or otherwise, of

such Person directly
or indirectly

guaranteeing any Debt

or other obligation

of any other

Person and,

without limiting

the generality
of the foregoing, any obligation,

direct or indirect, contingent or otherwise, of

such Person (i) to secure, purchase
or pay (or

advance or supply

funds for the

purchase or payment

of) such Debt or

other obligation (whether

arising
by virtue

of partnership

arrangements, by

agreement to keep-well,

to purchase

assets, goods,

securities or

services,
to provide

collateral security,

to take-or-pay,

or to

maintain financial

statement conditions

or otherwise)

or (ii)
entered into for

the purpose of

assuring in any

other manner the

obligee of

such Debt or

other obligation of

the
payment thereof or to protect

such obligee against loss

in respect thereof (in whole

or in part), provided

that the
term Guarantee shall not include

endorsements for collection or

deposit in the ordinary

course of business.

The
term “Guarantee” used as a verb has a corresponding meaning.
“Guaranteed Obligations”

means any

and all

liabilities, indebtedness

and obligations

of any

and
every kind and nature,

heretofore, now or

hereafter owing, arising, due

or payable from

Borrower to the

Banks,

the Issuing Bank, the Agent, or any of them, arising under or evidenced by this Agreement, the Notes, the Letter of Credit Agreements or any other Loan Document.
“Guarantors” means collectively:

(a) the Initial

Guarantors; and (b)

all Wholly Owned

Domestic
Subsidiaries acquired, formed or otherwise

in existence after the Closing Date,

as required by Section 5.26

(other
than any

Wholly Owned

Domestic Subsidiaries

existing as

of the

Closing Date

and that

are not

Initial Guarantors).
“Hazardous Materials” includes, without limitation,

(a) solid or hazardous

waste, as defined in the
Resource Conservation and Recovery Act of

1980, 42 U.S.C. §6901 et seq. and its implementing

regulations and
amendments, or in any

applicable state or local

law or regulation, (b)

any “hazardous substance”, “pollutant”

or
“contaminant”, as defined in CERCLA,

or in any applicable state

or local law or regulation, (c)

gasoline, or any
other petroleum

product or by-product,

including crude

oil or any

fraction thereof,

(d) toxic substances,

as defined
in

the

Toxic

Substances

Control

Act

of

1976,

or

in

any

applicable

state

or

local

law

or

regulation

and

(e)
insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of
1975, or in

any applicable state

or local law or

regulation, as each such

Act, statute or regulation

may be amended
from time to time.
“Hedge Agreement” means

any interest rate

or foreign

currency hedging

agreement entered

into
by one

or more

of the

Loan Parties

providing for

a swap,

cap, floor

or collar

agreement or

similar hedging

or
arrangement providing for

the transfer or

mitigation of

interest rate or

foreign currency risk,

either generally

or
under specific contingencies.
“Immaterial

Subsidiaries”

means

any

Subsidiary

that

would

not

constitute

a

“significant
subsidiary” of Borrower as defined in Rule 1.02 of Regulation S-X promulgated by the SEC.
“Initial Guarantors” means

collectively (i) Cato

West,

LLC, a Nevada

limited liability company;
(ii)

Cato

Southwest,

Inc.,

a

Delaware

corporation;

(iii)

CatoSouth

LLC,

a

North

Carolina

limited

liability
company; (iv)

CHW,

LLC, a

Delaware limited

liability company;

(v)

catocorp.com,

LLC, a

Delaware

limited
liability company;

(vi) CaDel

LLC, a

Delaware limited

liability company;

(vii) Cato

of Texas L.P., a Texas limited
partnership;

(viii) Cato

WO

LLC, a

Delaware limited

liability company;

(ix) Cato

of Florida

L.L.C., a

Florida
limited

liability

company;

(x)

Cato

of

Tennessee,

LLC,

a

Tennessee

limited

liability

company;

(xi)

Cato

of
Virginia, LLC, a Virginia

limited liability company; (xii) Cato of North Carolina, LLC, a North Carolina limited liability company; (xiii) Cato of Illinois,

LLC, a Illinois limited liability company; (xiv) Cato of South

Carolina,
LLC, a South Carolina limited liability company; (xv) Ohio Cato Stores, LLC, a Ohio limited liability company;
and (xvi) Cato of Georgia, LLC, a Georgia limited liability company.
“Intangible Assets’’ means all

intangible assets

of Borrower

and its

Subsidiaries, on

a consolidated
basis, including,

without limitation,

covenants not

to compete,

and any

other

asset that

would be

treated as

an
intangible under GAAP.
“Interest Payment Date” means the first day of each month.
“Interest

Period”

means

as

to

any

Term

SOFR

Loan,

the

period

commencing

on

the

date

such
Term SOFR Loan is disbursed or converted

to or continued as a

Term SOFR Loan and ending on the

numerically
corresponding day

in the

first, second,

third or

sixth

month thereafter,

as Borrower

may elect

in the

applicable
Notice of Borrowing and subject to availability;

provided that:
(A)
the Interest

Period shall

commence on

the date

of advance

of or

conversion to

any Term
SOFR

Loan and,

in

the

case

of

immediately

successive

Interest Periods,

each

successive

Interest

Period

shall
commence on the date on which the immediately preceding Interest Period expires;

(B)
if any Interest

Period would otherwise

expire on a

day that is

not a Domestic

Business Day,
such

Interest Period

shall

expire on

the next

succeeding Domestic

Business

Day; provided

that if

any

Interest
Period would otherwise expire

on a day

that is not a

Domestic Business Day but

is a day

of the month after

which
no further

Domestic Business

Day occurs

in such

month, such

Interest Period

shall expire

on the

immediately
preceding Domestic Business Day;
(C)
(1) no

Interest Period

may be

selected which

begins before

the Termination Date

and would
otherwise end

after the

Termination Date; provided that

in any

event an

Interest Period

may be

less than

the period
selected in and only in the calendar month in which the Notes originate or mature;

(2) for any Base Rate Loan, a calendar

month; provided that the last Interest

Period under
this Agreement shall end on the Termination Date.
(D) there shall be no more than eight (8) Interest Periods in effect at any time;
(E)
no tenor

that has

been removed

from this

definition pursuant

to Section

8.03(d) shall

be
available for specification in any Notice of Borrowing.
“Investment”

means any investment

in any Person,

whether by means

of purchase or

acquisition
of obligations or

securities of such

Person, capital

contribution to

such Person, loan

or advance to

such Person,
making

of

a

time

deposit

with

such

Person,

Guarantee

or

assumption

of

any

obligation

of

such

Person

or
otherwise.
“Investment Policy’’

means the Investment Policy

attached hereto as Schedule

1.01 - Investment
Policy.
“Issuing Bank’’ means Wells

Fargo, and any successor in such capacity.
“John Cato’’ means John P.

Derham Cato and any of his children and trusts for their benefit.
“Lending Office’’ means, as to

each Bank, its

office located at

its address set

forth on

the signature
pages hereof (or identified on the signature pages hereof as its Lending

Office) or such other office as such Bank
may hereafter designate as its Lending Office by notice to Borrower and the Agent.
“Letter of

Credit’’ means the

letters of

credit issued

by the

Issuing Bank

pursuant to

Section 2.03(a)
and “Letter of Credit’’ means any one of such Letters of Credit, as any of such letters of credit may be extended, renewed, replaced or amended from time to time.
“Letter

of

Credit

Advance’’

means

an

advance

made

by

the

Issuing

Bank

pursuant

to

Section
2.03(c).
“Letter

of

Credit

Agreement’’

means

any

agreement

entered

into

by

Borrower

and

the

Issuing
Bank pursuant to which a Letter of Credit is issued, as amended, modified or restated from time to time.
“Letter of

Credit Commitment’’

means, with

respect to

each Bank,

(i) the

amount designated

as
the Letter of Credit Commitment

set forth opposite the name

of such Bank on

the signature pages hereof, or

(ii)
as

to

any

Bank

which

enters

into

an

Assignment

and

Acceptance

(whether

as

transferor

Bank

or

as

Assignee
thereunder), the amount of such Bank’s Letter of Credit Commitment after giving effect to such Assignment and
Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.
“Lien”

means,

with respect

to any

asset,

any mortgage,

deed to

secure debt,

deed of

trust,

lien,
pledge,

charge,

security

interest,

security

title,

preferential

arrangement

which

has

the

practical

effect

of

constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such

asset to
secure or assure payment

of a Debt or

a Guarantee, whether by

consensual agreement or by

operation of statute
or other law, or by any agreement,

contingent or otherwise, to provide any of the foregoing.

For the purposes of
this

Agreement, Borrower

or

any

Subsidiary

shall

be

deemed to

own

subject

to

a

Lien any

asset

which

it

has
acquired or holds subject to the interest of

a vendor or lessor under any conditional

sale agreement, capital lease
or other title retention agreement relating to such asset.
“Loan”

means

a

Base

Rate

Loan,

Daily

Simple

SOFR

Loan,

Term

SOFR

Loan,

or

Revolving
Credit Advance and

“Loans’’ means Base Rate Loans,

Daily Simple

SOFR Loans,

Term SOFR Loans, Revolving
Credit Advances (which terms

are not necessarily exclusive

of the other said

terms, e.g., a Term SOFR Loan may
also be a Revolving Credit Advance) or any or all of them, as the context shall require.
“Loan Documents’’ means this Agreement,

the Notes, the

Letter of

Credit Agreements, the

Letters
of Credit, any other

document evidencing, relating to

or securing the Revolving

Credit Advances, or the

Letters
of Credit, and any other document or instrument delivered from time to time in connection with this Agreement,
the

Notes,

the

Letter

of

Credit

Agreements,

the

Letters

of

Credit,

or

Revolving

Credit

Advances,

as

such
documents and instruments may be amended or supplemented from time to time.
“Loan Parties’’

means collectively Borrower

and each Guarantor

that is now

or hereafter a

party
to any of the Loan Documents.
“Margin Stock” means

“margin stock” as

defined in Regulations

T, U or X of

the FRB, as

in effect
from time to time, together with all official rulings and interpretations issued thereunder.
“Material Adverse Effect”

means a material adverse change in

or a material adverse effect

on (a)
the condition (financial

or otherwise), operations,

business or properties

of Borrower or

any of its

Consolidated
Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the

Loan Documents,
or

the

ability

of

the

Loan

Parties

to

perform

their

obligations

under

the

Loan

Documents,

or

(c)

the

legality,
validity or enforceability of any Loan Document.
“Minimum EBITDAR Coverage Ratio” means, as of the end

of any Fiscal Quarter, the ratio of (i)
EBITDAR for the four-Fiscal

Quarter period then ended

minus Taxes

paid in Cash for

such four-Fiscal Quarter
period to (ii) the Fixed Charges for such four-Fiscal Quarter period.
“Multiemployer Plan” shall have the meaning set forth in Section 4001(a)(3) of ERISA.
“Net Income”

means the consolidated net income

of Borrower and its Subsidiaries determined

in
accordance with GAAP.
“Net

Worth”

means

at

any

time

the

combined

stockholders’

equity

of

Borrower

and

its
Subsidiaries on a consolidated basis at such time determined in accordance with GAAP.
“Notes’’

means

each

of

the

Revolving

Credit

Notes,

or

any

or

all

of

them,

as

the

context

shall
require.
‘‘Notice of Borrowing’’

has the meaning set forth in Section 2.02.
“Obligations’’ means

and include the Revolving Credit Advances, Letter of Credit Advances and
all

other

loans,

advances,

indebtedness,

liabilities,

obligations,

covenants

and

duties

(including

post-petition
interest on the foregoing, to the extent lawful) owing, arising, due or payable jointly or severally, from any Loan
Party to

Agent,

the

Issuing

Bank

or

any

Bank

of

any

kind

or

nature,

present

or

future,

howsoever

evidenced,
created,

incurred,

acquired

or

owing,

whether

arising

under

this

Agreement,

the

Notes,

the

Letter

of

Credit

Agreements, the

other Loan

Documents or

otherwise with

respect to

the Revolving

Credit Advances,

Letter of
Credit

Advances,

Letters

of

Credit,

or

the

other

Loan

Documents,

whether

direct

or

indirect

(including

those
acquired by

assignment), absolute

or contingent,

primary or

secondary,

due or

to become

due, now

existing or
hereafter arising

and however

acquired.

The term

includes, without

limitation, all

interest, charges,

expenses,
fees, attorneys’ fees

and any other

sums chargeable

to any Loan

Party by

Agent, the

Issuing Bank or

any Bank
under this Agreement, the Notes, the Letter of Credit Agreements or any of the other Loan Documents.
“OFAC” means The Office

of Foreign Assets Control of the U.S.

Department of the Treasury.
“Officer’s Certificate” has the meaning set forth in

Section 3.01(e).
“Operating Profits”

means, as applied to any Person for any period,

the operating income of such
Person for such period, as determined in accordance with GAAP.
“Participant” has the meaning set forth in Section 9.07(b).
“Patriot

Act”

means

the

Uniting

and

Strengthening

America

by

Providing

Appropriate

Tools
Required to Intercept and Obstruct Terrorism Act of 2001, Pub,

L.

107-56, signed into law October 26, 2001.
“PBGC” means the

Pension Benefit Guaranty

Corporation or

any entity succeeding

to any or

all
of its functions under ERISA.
“Permitted Lien”

means the Liens permitted under Section 5.11.
“Person” means an individual, a corporation, a limited liability company, a partnership (including without

limitation,

a

joint

venture),

an

unincorporated

association,

a

trust

or

any

other

entity

or

organization,
including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.
“Plan”

means

any

“employee

benefit

plan”

within

the

meaning

of

Section

3(3)

of

ERISA
maintained by any member of the Controlled Group.
“Preferred

Stock”

means

Capital

Stock

of

any

of

Loan

Parties

that

gives

the

holder

thereof

a
preference

over

the

holders

of

such

Loan

Party’s

common

stock

with

respect

to

the

payment

of

dividends

or
liquidation proceeds, or otherwise designated by such Loan Party as “preferred stock. ’’
“Previous Loan Agreement” means

the Loan Agreement, by

and between the Loan

Parties and the
lenders named therein, dated as of August 22, 2003,

as amended.
“Prime Rate” means, at any time,

the rate of interest

per annum publicly announced from time

to
time by the

Agent as its prime

rate.

Each change in

the Prime Rate

shall be effective

as of the

opening of business
on

the

day

such

change

in

such

prime

rate

occurs.

The

parties

hereto

acknowledge

that

the

rate

announced
publicly by the Agent as its prime rate is

an index or base rate and shall

not necessarily be its lowest or best

rate
charged to its customers or other banks.
“Principal Payment Date” means the first day of each month.
“Prohibited Transaction’’

shall have the meaning given such term under ERISA.
“Properties’’ means all real property owned, leased

or otherwise used

or occupied by a

Loan Party
or any Subsidiary of a Loan Party, wherever located, now or in the future.
“Pro Rata Share” of any amount means, with respect to any Bank at any time, the product of such amount times a fraction the

numerator of which is

the amount of such Bank

’s Revolving

Credit Commitment at

such time and the denominator of which is the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time.
“PTE” means a

prohibited transaction class exemption

issued by the U.S.

Department of Labor, as
any such exemption may be amended from time to time.
“Quarterly

Payment

Date”

means

March

31,

June

30,

September

30

and

December

31

of

each
year.
“Redeemable Preferred

Stock” of

any Person

means

any preferred

stock

issued by

such

Person
which is at any time prior

to the Termination

Date either (i) mandatorily redeemable (by sinking

fund or similar
payments or otherwise) or (ii) redeemable at the option of the holder thereof.
“Related

Parties”

means,

with

respect

to

any

Person,

such

Person’s

Affiliates

and

the

partners,
directors,

officers,

employees,

agents,

trustees,

administrators,

managers,

advisors

and

representatives

of

such
Person and of such Person’s Affiliates.
“Relevant

Governmental

Body”

means

the

Federal

Reserve

Board

and/or

the

Federal

Reserve
Bank of

New

York,

or

a

committee

officially

endorsed

or

convened

by

the

Federal Reserve

Board

and/or

the
Federal Reserve Bank of New York

or any successor thereto.
“Reportable Event” shall have the meaning given such term in ERISA.
“Required

Banks”

means

(A)

at

any

time

there

are

only

two

(or

fewer)

Banks

party

to

this
Agreement: (1) Banks

having at least

66 2/3% of

the aggregate amount

of the

Revolving Credit Commitments;
or

(2)

if

the

Revolving

Credit

Commitments

are

no

longer

in

effect,

Banks

holding

at

least

66

2/3%

of

the
aggregate outstanding principal amount of the Notes, Letter of Credit Advances and Undrawn Amounts; and (B)
at any

time there

are more than

two Banks

party to this

Agreement: (1)

Banks having

at least

51% of

the aggregate
amount

of

the

Revolving

Credit

Commitments

or,

(2)

if

the

Revolving

Credit

Commitments

are

no

longer

in
effect, Banks

holding at

least 51%

of the

aggregate outstanding

principal amount

of the

Notes, Letter

of Credit
Advances and Undrawn Amounts.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial
Institution, a UK Resolution Authority.
“Restricted Payment”

means

(i) any

dividend or

other distribution

on any

shares of

Borrower’s
capital stock (except dividends payable solely in shares of its capital stock) or

(ii) any payment on account of the
purchase,

redemption,

retirement

or

acquisition

of

(a)

any

shares

of

Borrower’s

capital

stock

(except

shares
acquired upon the

conversion thereof

into other shares

of its capital

stock) or (b)

any option, warrant

or other right
to acquire shares of Borrower’s capital stock.
“Revolving

Credit

Advance”

shall

mean

an

advance

made

to

Borrower

under

this

Agreement
pursuant to Section

2.01.

A Revolving Credit

Advance is: (i)

a “Base Rate

Advance” if such

Revolving Credit
Advance is a Base Rate Loan; (ii) a

“Daily Simple SOFR Advance” if such Revolving Credit Advance is a

Daily
Simple SOFR Loan; or (iii) a “Term SOFR Advance” if such Revolving Credit Advance is a Term

SOFR Loan.
“Revolving

Credit

Borrowing”

means

a

borrowing

hereunder

consisting

of

Revolving

Credit
Advances

made

to

Borrower

at

the

same

time

by

the

Banks

pursuant

to

Section

2.01.

A

Revolving

Credit
Borrowing is: (i) a “Base Rate Borrowing”

if such Revolving Credit Advances are Base

Rate Loans, (ii) a “Daily
Simple SOFR

Borrowing” if

such Revolving

Credit Advances

are Daily

Simple SOFR

Loans; or

(iii) a

“Term
SOFR

Borrowing”

if

such

Revolving

Credit

Advances

are

Term

SOFR

Loans.
A
“Daily

Simple

SOFR
Borrowing” and a “Term SOFR Borrowing” may collectively be referred to as a “SOFR Loan Borrowing”.

“Revolving

Credit

Commitment”

means,

with

respect

to

each

Bank,

(i)

the

amount

set

forth
opposite

the

name

of

such

Bank

on

the

signature

pages

hereof

and

denominated

as

the

Revolving

Credit
Commitment, or (ii)

as to any

Bank which enters

into an Assignment

and Acceptance (whether

as transferor Bank
or as Assignee thereunder), the amount of such Bank’s Revolving Credit Commitment after giving effect to such
Assignment and Acceptance, in each

case as such amount may

be reduced from time to time

pursuant to Sections
2.08 and 2.09.
“Revolving Credit

Notes” means

the promissory

notes of

Borrower,

substantially in

the form

of
Exhibit A hereto, evidencing

the obligation of

Borrower to repay the

Revolving Credit Advances, together

with
all amendments, consolidations,

modifications, renewals and

supplements thereto

and “Revolving

Credit Note”
means any one of such Revolving Credit Notes.
“Sanctioned Country” means, at

any time, a country,

region or territory which

is itself (or

whose
government is) the subject or

target of any Sanctions (including, as

of the Closing Date,

Cuba, Iran, North Korea,
Syria, Venezuela

and Crimea).
“Sanctioned

Person”

means,

at

any

time,

(a)

any

Person

listed

in

any

Sanctions-related

list

of
designated

Persons

maintained

by

OFAC

(including

OFAC’s

Specially

Designated

Nationals

and

Blocked
Persons List

and OFAC’s Consolidated Non-SDN

List), the

U.S. Department

of State,

the United

Nations Security
Council, the European

Union, any European

member state, Her

Majesty’s

Treasury,

or other

relevant sanctions
authority,

(b)

any

Person

operating,

organized

or

resident

in

a

Sanctioned

Country,

(c)

any

Person

owned

or
controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a)

and (b), including a Person

that is deemed by

OFAC to be a Sanctions target based on the
ownership of

such legal

entity by

Sanctioned Person(s)

or (d)

any Person

otherwise a

target of

Sanctions, including
vessels and aircraft, that are designated under any Sanctions program.
“Sanctions”

means

any

and

all

economic

or

financial

sanctions,

sectoral

sanctions,

secondary
sanctions, trade embargoes

and restrictions and

anti-terrorism laws, including

but not

limited to

those imposed,
administered or enforced

from time to

time by the

U.S. government (including

those administered by

OFAC

or
the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s

Treasury,

or other relevant

sanctions authority in

any jurisdiction in

which (a) Borrower or
any

of

its

Subsidiaries

or

Affiliates

is

located

or

conducts

business,

(b)

in

which

any

of

the

proceeds

of

the
extensions of credit will be used, or (c) from which repayment of the extensions of credit will be derived.
“SEC” means the U.S. Securities and Exchange Commission.
“SOFR” means a rate

equal to the secured overnight

financing rate as administered

by the SOFR
Administrator.
“SOFR

Administrator”

means

the

Federal

Reserve

Bank

of

New

York

(or

a

successor
administrator of the secured overnight financing rate).

“SOFR Administrator’s

Website”

means the website

of the Federal

Reserve Bank of

New York,
currently

at

http://www.newyorkfed.org,

or

any

successor

source

for

the

secured

overnight

financing

rate
identified as such by the SOFR Administrator from time to time.
“SOFR Loan” means any Daily Simple SOFR Loan or Term SOFR Loan.
“Subordinated Debentures”

means

any Debt

of

any

Loan Party

which expressly

contains in

the
instruments evidencing such Debt, or in the indenture or other similar instrument pursuant to which such Debt is issued, subordination

provisions, satisfactory to

the Agent,

and substantially to

the effect

that the

holder agrees

that the Debt

evidenced by such

instrument, and any

renewals or extensions

thereof, shall at

all times and

in all
respects be subordinate and junior in right of payment to the Obligations hereunder.
“Subsidiary”

means any

corporation or

other entity of

which securities

or other

ownership interests
having ordinary

voting power

to elect

a majority

of the

board of

directors or

other persons

performing similar
functions are at the time directly or indirectly owned by Borrower or one or more of its Subsidiaries.
“Taxes”

has the meaning set forth in Section 2.12(c).
“Term SOFR” means, for any calculation, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S.
Government Securities Business

Days prior to

the first day

of such

Interest Period, as

such rate is

published by
the

Term

SOFR

Administrator;

provided,

however,

that

if

as

of

5:00

p.m.

(Eastern

time)

on

any

Term

SOFR
Determination Day the Term

SOFR Reference Rate for the applicable tenor

has not been published by the Term
SOFR Administrator and

a Benchmark Replacement

Date with respect

to the Term SOFR Reference Rate

has not
occurred, then

Term SOFR will be

the Term SOFR Reference

Rate for

such tenor as

published by

the Term SOFR
Administrator

on

the

first

preceding

U.S.

Government

Securities

Business

Day

for

which

such

Term

SOFR
Reference Rate

for such

tenor was

published by

the Term

SOFR Administrator

so long

as such

first preceding
U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business

Days
prior to

such Term SOFR Determination

Day; provided,

further, that if

Term SOFR determined as

provided above
(including pursuant

to the

proviso under

clause (a)

or clause

(b)

above) shall

ever be

less than

the Floor,

then
Term SOFR shall be deemed to be the Floor.
“Term

SOFR Administrator” means

CME Group Benchmark

Administration Limited (CBA)

(or
a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).
“Term SOFR

Loan” means any Loan bearing interest at a rate based on

Term

SOFR, as provided
in Section 2.06(a).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Termination Date” means May 18, 2027.
“Third Parties”

means all lessees,

sublessees, licensees

and other

users of the

Properties, excluding
those users of the Properties in the ordinary course of Borrower’s business and on a temporary basis.
“Total

Unused Revolving

Credit Commitments”

means at

any date,

an amount

equal to:

(A) the
aggregate amount of the Revolving Credit Commitments of all of the Banks at such time, less (B) the sum of: (i)
the aggregate outstanding

principal amount

of the

Revolving Credit

Advances of

all of

the Banks

at such

time;
(ii) the aggregate outstanding principal amount of all Letter of Credit Advances; and

(iii) the aggregate Undrawn
Amounts.
“Transferee”

has the meaning set forth in Section 9.07(d).
“UK

Resolution

Authority”

means

the

Bank

of

England

or

any

other

public

administrative
authority having responsibility for the resolution of any UK Financial Institution.
“UK Financial Institution” means

any BRRD Undertaking (as

such term is defined

under the PRA
Rulebook (as amended from time

to time) promulgated by the

United Kingdom Prudential Regulation Authority)
or any person falling within IFPRU 11.6

of the FCA Handbook (as amended from time

to time) promulgated by
the United

Kingdom Financial

Conduct Authority, which includes

certain credit

institutions and

investment firms,
and certain affiliates of such credit institutions or investment firms.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Undrawn Amount”

means, with respect

to any

Letter of

Credit, at

any time,

the maximum

amount
available to be drawn under

such Letter of Credit at

such time and “Undrawn Amounts”

means, at any time, the
sum of all Undrawn Amounts at such time.
“United States” means the United States of America.
“Unused Revolving Credit Commitment” means at any

date, with respect to any Bank, an amount
equal

to

its

Revolving

Credit

Commitment

less

the

sum

of:

(i)

aggregate

outstanding

principal

amount

of

its
Revolving Credit Advances; (ii) such Bank’s Pro Rata Share

of the aggregate outstanding principal amount

of all
Letter of Credit Advances; and (iii) such Bank’s Pro Rata Share of the Undrawn Amounts.
“U.S. Government

Securities Business

Day” means

any day

except for

(a) a

Saturday, (b) a Sunday
or (c)

a day

on which

the Securities

Industry and

Financial Markets

Association recommends

that the

fixed income
departments

of

its

members

be

closed

for

the

entire

day

for

purposes

of

trading

in

United

States

government
securities.
“Wells

Fargo” means Wells

Fargo Bank, National Association, a national banking association.
“Wholly Owned Domesti

c

Subsidiary” means

any Domestic

Subsidiary that

is a Wholly

Owned
Subsidiary.
“Wholly

Owned

Subsidiary”

(i)

any

corporation

100%

of

whose

Equity

Interest

is

at

the

time
owned

by

Borrower and/or

one

or

more

Wholly Owned

Subsidiaries

and

(ii)

any partnership,

limited

liability
company,

association,

joint

venture

or

other

entity

in

which

Borrower

and/or

one

or

more

Wholly

Owned
Subsidiaries has a 100% equity interest at such time.
“Write-Down and Conversion Powers”

means (a) with respect to any EEA

Resolution Authority,
the write-down

and conversion

powers of

such EEA

Resolution Authority

from time

to time

under the

Bail-In
Legislation for the applicable EEA Member Country, which

write-down and conversion powers are described in
the EU

Bail-In Legislation

Schedule and (b)

with respect

to the

United Kingdom,

any powers of

the applicable
Resolution Authority under the Bail-In Legislation

to cancel, reduce, modify or change the

form of a liability of
any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part
of that liability

into shares, securities

or obligations of

that person or

any other person,

to provide that

any such
contract or

instrument is

to have

effect as

if a

right had

been exercised

under it

or to

suspend any obligation

in
respect of that

liability or any

of the powers

under that Bail-In

Legislation that are related

to or ancillary to

any
of those powers.
SECTION 1.02
Accounting

Terms

and

Determinations.

Except

as

otherwise

expressly
provided herein, all

terms of

an accounting or

financial nature shall

be construed in

accordance with GAAP,

as
in effect

from

time to

time;

provided that,

if

after the

date

hereof

there

occurs any

change in

GAAP

or in

the
application

thereof

on

the

operation

of

any

provision

hereof

and

Borrower

notifies

the

Agent

that

Borrower
requests

an

amendment

to

any

provision

hereof

to

eliminate

the

effect

of

such

change

in

GAAP

or

in

the
application

thereof

(or

if

the

Agent

notifies

Borrower

that

the

Required

Banks

request

an

amendment

to

any
provision hereof for such purpose), regardless of whether any such notice is given before or after such change in
GAAP or

in the

application thereof,

then such

provision shall

be interpreted

on the

basis of

GAAP as

in effect
and

applied

immediately

before

such

change

shall

have

become

effective

until

such

notice

shall

have

been
withdrawn or such

provision amended

in accordance

herewith.

Notwithstanding any other

provision contained
herein,

all

terms

of

an

accounting

or

financial

nature

used

herein

shall

be

construed,

and

all

computations

of
amounts

and

ratios

referred

to

herein

shall

be

made

(i)

without

giving

effect

to

any

election

under

Financial

Accounting Standards Board Accounting Standards Codification 825-10-25

(or any other Accounting Standards
Codification

or

Financial

Accounting

Standard

having

a

similar

result

or

effect)

to

value

any

Indebtedness

or
other liabilities of

Borrower or any

of its Subsidiaries

at “fair value”,

as defined therein,

and (ii) without

giving
effect

to

any treatment

of

Indebtedness in

respect

of

convertible debt

instruments

under Financial

Accounting
Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification

or
Financial Accounting Standard

having a similar

result or effect)

to value any

such Indebtedness in

a reduced or
bifurcated

manner

as

described

therein,

and

such

Indebtedness

shall

at

all

times

be

valued

at

the

full

stated
principal amount thereof.
SECTION 1.03
Use of Defined Terms

.

All terms defined in this Agreement shall

have the
same meanings

when used

in any

of the

other Loan

Documents, unless

otherwise defined

therein or

unless the
context shall otherwise require.
SECTION 1.04
Terminology.

All personal pronouns used in this

Agreement, whether used
in the masculine,

feminine or neuter

gender, shall

include all other genders;

the singular shall include

the plural
and the

plural shall

include the

singular.

Titles

of Articles

and Sections

in this

Agreement are for

convenience
only, and neither limit nor amplify the provisions of this Agreement.
SECTION 1.05
References.

Unless

otherwise

indicated,

references

in

this

Agreement

to
“Articles”, “Exhibits’’

.

“Schedules’’,

and “Sections’’

are references to

articles, exhibits, schedules

and sections
hereof.
SECTION 1.06
Divisions.

For all purposes under the Loan Documents, in connection with any division

or plan

of

division

under Delaware

law

(or

any comparable

event

under a

different

jurisdiction’s
laws): (a) if any

asset, right, obligation

or liability of any

Person becomes the

asset, right, obligation or

liability
of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent
Person, and (b)

if any new Person

comes into existence, such

new Person shall be

deemed to have

been organized
on the first date of its existence by the holders of its equity interests at such time.
SECTION 1.07
Rates.

The

Agent

does

not

warrant

or

accept

any

responsibility

for,

and
shall not have

any liability with

respect to, (a)

the continuation of,

administration of, submission

of, calculation
of or any other matter related to Daily Simple SOFR, SOFR, the

Term SOFR Reference Rate
or Term

SOFR, or
any component definition thereof or

rates referred to in

the definition thereof, or

with respect to any alternative,
successor

or

replacement

rate

thereto

(including

any

Benchmark

Replacement),

including

whether

the
composition or

characteristics of any

such alternative,

successor or replacement

rate (including any

Benchmark
Replacement), as it may or may not be adjusted pursuant to Section

8.03, will be similar to, or produce the same
value or economic

equivalence of, or

have the same volume

or liquidity as, Daily

Simple SOFR, SOFR, the

Term
SOFR Reference Rate,

Term

SOFR or any

other Benchmark prior

to its discontinuance

or unavailability,

or (b)
the effect,

implementation

or composition

of any

Conforming Changes.

The

Agent and

its

Affiliates

or other
related entities

may engage

in transactions

that affect

the calculation

of Daily

Simple SOFR,

SOFR, the

Term
SOFR Reference Rate ,

or Term SOFR, any alternative, successor or replacement rate (including any Benchmark
Replacement) or any relevant adjustments thereto

and such transactions may be adverse

to Borrower.

The Agent
may select information

sources or

services in its

reasonable discretion to

ascertain Daily Simple

SOFR, SOFR,
the Term

SOFR Reference

Rate
or Term

SOFR, or

any other

Benchmark, any

component definition

thereof or
rates referred to in the definition thereof,

in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower,

any Bank or

any other person or

entity for damages

of any kind, including

direct or indirect,
special,

punitive,

incidental

or

consequential

damages,

costs,

losses

or

expenses

(whether

in

tort,

contract

or
otherwise and whether

at law

or in equity),

for any error

or calculation of

any such rate

(or component thereof)
provided by any such information source or service.

SECTION 1.08
Pro Forma

Adjustments for

Acquisitions.

To

the extent

Borrower or

any
Subsidiary makes

any Acquisition

permitted pursuant

to Section

5.04 during

the

period

of

four-Fiscal

Quarter
period of Borrower and its Subsidiaries

then most recently ended, the Minimum

EBITDAR Coverage Ratio and
Consolidated Tangible

Net Worth

shall be calculated

after giving pro

forma effect

thereto (including pro

forma
adjustments arising out

of events which

are directly

attributable to such

Acquisition, are factually

supportable and
are expected

to

have a

continuing

impact,

in

each case

as

determined on

a

basis

consistent

with Article

11

of
Regulation

S-X

of

the

Securities

Act

of

1933,

as

amended,

as

interpreted

by

the

SEC,

and

as

certified

by

a
Designated Officer),

as if

such Acquisition

(and any

related incurrence,

repayment or

assumption of

Indebtedness)
had occurred in the first day of such four-Fiscal Quarter period.
SECTION 1.09
Timing of Payment

or Performance.

Except as otherwise provided

herein,
when the payment of any

obligation or the performance of

any covenant, duty, or obligation is stated to be due

or
performance required on (or before) a

day which is not a Business Day, the date of such

payment or performance
shall

extend

to

the

immediately

succeeding

Business

Day,

and

such

extension

of

time

shall

be

reflected

in
computing interest or fees, as the case may be.
ARTICLE II
THE CREDITS
SECTION 2.01
Commitments to

Make Revolving

Credit Advances.

Each Bank

severally
agrees, on the terms and conditions set forth

herein, to make Revolving Credit Advances to

Borrower from time
to time

before the

Termination

Date; provided

that, immediately

after each

such Revolving

Credit Advance

is
made,

the

aggregate

outstanding

principal

amount

of

Revolving

Credit

Advances

by

such

Bank

together

with
such Bank’s

Pro Rata Share of

the aggregate outstanding

principal amount of

all Letter of Credit

Advances and
Undrawn Amounts

shall not

exceed the

amount of

its Revolving

Credit Commitment,

provided further

that the
aggregate principal amount of

all Revolving Credit

Advances, together with

the aggregate principal

amount of all
Letter of Credit

Advances and Undrawn

Amounts, shall not exceed

the aggregate amount

of the Revolving

Credit
Commitments of all of the Banks

at such time.

Each Revolving Credit Borrowing under this

Section shall be in
an aggregate principal

amount of

$500,000 or any

larger multiple

of $100,000 (except

that any such

Revolving
Credit Borrowing may

be in

the aggregate amount

of the Unused

Revolving Credit Commitments)

and shall be
made from

the several

Banks ratably

in proportion

to their

respective Revolving

Credit Commitments.

Within
the foregoing limits, Borrower may borrow under this Section, repay or,

to the extent permitted by Section 2.10,
prepay Revolving Credit Advances and reborrow under this Section at any time before the Termination Date.
SECTION 2.02
Method of Borrowing Revolving Credit Advances.

(a)
Borrower shall give

the Agent

notice in the

form attached hereto

as Exhibit

B (a “Notice
of Borrowing”)

prior to

(i) 11:00

A.M. (Winston

-Salem, North

Carolina time)

on the

same Domestic

Business
Day

of

each

Base

Rate

Borrowing,

and

(ii)

11:00

A.M.

(Winston-Salem,

North

Carolina

time)

on

the

same
Domestic Business Day of each SOFR Loan Borrowing, specifying:
(i)
the date of such Revolving Credit Borrowing, which shall be a

Domestic Business
Day;
(ii) the aggregate amount of such Revolving Credit Borrowing;
(iii)
whether

such

Revolving

Credit

Borrowing

is

to

be

a

Daily

Simple

SOFR
Borrowing, Term SOFR Borrowing or Base Rate Borrowing, and
(iv)
in

the

case

of

a

SOFR

Loan

Borrowing,

the

duration

of

the

Interest

Period
applicable thereto, subject to the provisions of the definition of Interest Period.

(b)
Except

as

provided

in

Section

2.02(d)

of

this

Agreement,

upon

receipt

of

a

Notice

of
Borrowing, the Agent

shall promptly notify

each Bank of

the contents thereof

and of such

Bank’s ratable

share
of such

Revolving Credit

Borrowing and

such Notice of

Borrowing shall not

thereafter be

revocable by Borrower.
(c)
Except

as

provided

in

Section

2.02(d)

of

this

Agreement,

not

later

than

12:00

PM.
(Winston-Salem, North Carolina time) on the date of each Revolving Credit Borrowing, each Bank shall (except as provided

in subsection

(d) of

this Section)

make available

its ratable

share of

such Revolving

Credit Borrowing,
in Federal

or other

funds immediately

available in

Winston-Salem,

North Carolina,

to the

Agent at

its address
referred to in

or specified

pursuant to

Section 9.01.

Unless the

Agent determines that

any applicable

condition
specified in Article III

has not been satisfied, the

Agent will make the funds

so received from the Banks

available
to

Borrower

at

the

Agent’s

aforesaid

address.

Unless

the

Agent

receives

notice

from

a

Bank,

at

the

Agent’s
address referred to in Section 9.01, no later than 4:00 PM. (local time at such address) on the Domestic Business
Day before

the date

of a

Revolving Credit

Borrowing stating

that such

Bank will

not make

a Revolving

Credit
Advance in

connection with

such Revolving

Credit Borrowing,

the Agent

shall be

entitled to

assume that

such
Bank will

make a

Revolving Credit

Advance in

connection with

such Revolving

Credit Borrowing

and, in

reliance
on such

assumption, the Agent

may (but

shall not

be obligated

to) make

available such

Bank’s

ratable share

of
such Revolving

Credit Borrowing

to Borrower

for the

account of

such Bank.

If the

Agent makes

such Bank’s
ratable share

available to

Borrower and

such Bank

does not in

fact make

its ratable

share of

such Revolving Credit
Borrowing

available on

such

date,

the

Agent

shall

be

entitled

to

recover such

Bank’s

ratable

share

from

such
Bank or

Borrower

(and

for

such

purpose

shall

be

entitled

to

charge

such

amount

to

any

account

of

Borrower
maintained with the

Agent), together with

interest thereon for

each day during

the period

from the date

of such
Revolving Credit Borrowing until such sum shall

be paid in full at a rate

per annum equal to the rate set

forth in
Section 2.06

for

each such

day

during such

period,

provided that:

(1)

any

such payment

by

Borrower of

such
Bank’s ratable share and interest thereon shall be without prejudice to any rights that Borrower may have against
such Bank; and (2) until such Bank has paid its ratable share of such Revolving Credit

Borrowing, together with
interest

pursuant

to

the

foregoing,

it

will

have

no

interest

in

or

rights

with

respect

to

such

Revolving

Credit
Borrowing for any

purpose hereunder.

If such Bank

shall repay to

the Agent such

corresponding amount, such
amount

so

repaid

shall

constitute

such

Bank’s

Revolving

Credit

Advance

included

in

such

Revolving

Credit
Borrowing for purposes of this Agreement.
(d)
At the Agent’s

option and

to facilitate

the efficient

administration of this

Agreement, the
Agent shall

be entitled

to make

settlements and

adjustments on

a weekly

basis provided

that: (1)

all Revolving
Credit

Borrowings,

Revolving

Credit

Advances

and

all

payments

of

principal

with

respect

to

such

Revolving
Credit Borrowings

and

Revolving Credit

Advances shall

be shared

by the

Banks ratably

in proportion

to their
Revolving Credit Commitments and in

accordance with this Agreement; and (2)

all funds advanced by the

Agent
under this Agreement and all

funds received by the Agent

under this Agreement shall be made

or received, as the
case may

be, by

the Agent,

as agent

on behalf

of the

Banks and

shall not

constitute separate

loans or

advances
made by the Agent.

Unless the Agent receives notice from a

Bank, at the Agent’s

address referred to in Section
9.01,

no

later

than

4:00

RM.

(local

time

at

such

address)

on

the

Domestic

Business

Day

before

the

date

of

a
Revolving

Credit

Borrowing stating

that

such

Bank

will

not

make

a

Revolving

Credit

Advance in

connection
with

such

Revolving

Credit

Borrowing,

the

Agent

may

assume

that

each

Bank

will

make

a

Revolving

Credit
Advance in

connection with

each Revolving

Credit Borrowing

and, in

reliance on

such assumption,

the Agent
may make available such Bank’s

ratable share of such Revolving Credit

Borrowing to Borrower for the account
of such Bank.

No later than

11:00 A.M. (Winston-Salem, North Carolina time)

on Friday of

each week the

Agent
shall advise each

Bank of its

ratable share of

the Revolving Credit

Borrowings and payments

made or received
by the Agent for the period ending on the immediately

preceding Wednesday

.

No later than 2:00 PM. (Winston-
Salem, North Carolina

time) on such

Friday the Agent

and Banks shall

effect payments

(and credits)

so that all
Revolving Credit

Borrowings, Revolving

Credit Advances

and payments

with respect

to the

Revolving Credit
Borrowings and Letters

of Credit are shared

by the Banks ratably;

provided, however,

at any time:

(1) upon the
request of the Agent, each Bank shall, make its ratable share of any Revolving Credit Borrowing available to the
Agent on demand but in

no event later than one

Domestic Business Day following the

Agent’s demand;

and (2)

the Agent shall

be entitled to

recover such Bank’s

ratable share of

each Revolving Credit

Borrowing from such
Bank, together with interest thereon for

each day during the period from

the date of any such demand

until such
sum shall

be paid in

full at a

rate per annum

equal to the

rate set forth

in Section 2.06.

Each Bank’s

obligation
under this

Section

2.02(d)

shall

be

absolute

and

unconditional

and

shall

not

be

affected

by

any

circumstance,
including, without

limitation: (i)

any setoff,

counterclaim, recoupment,

defense or

other right

which such

Bank
or any other Person

may have against the

Agent requesting such adjustment

or payment or any

other Person for
any reason whatsoever; (ii) the occurrence or

continuance of a Default or an Event

of Default or the termination
of

the

Revolving

Credit

Commitment;

(iii)

any

adverse

change

in

the

condition

(financial

or

otherwise)

of
Borrower,

any

Guarantor

or

any

other

Person;

(iv)

any

breach

of

this

Agreement

or

any

of

the

other

Loan
Documents by

Borrower,

any Guarantor

or any

other Bank;

or (v)

any other

circumstance, happening

or event
whatsoever whether or not similar to any of the foregoing.
(e) Borrower shall elect the initial Interest Period to a SOFR Loan by its Notice of Borrowing
given

to

the

Agent

pursuant

to

Section

2.02(a)

above.

Borrower

shall

elect

the

duration

of

each

succeeding
Interest Period by giving written notice to the Agent of such duration not later than 11:00 A.M. (Winston-Salem,
North Carolina

time) on the

day which

is three

(3) Domestic Business

Days prior to

the last day

of the then

current
Interest Period applicable to

such SOFR Loan. If

the Agent does not receive

timely notice of the

Interest Period
elected by Borrower,

Borrower shall be deemed

to have elected to

continue such SOFR Loan

at a rate based

upon
Daily Simple

SOFR as

of the

last day

of the

Interest Period

applicable to

such SOFR

Loan subject

to Section
2.02(f) below.

(f)
Borrower

may,

on

the

last

Domestic

Business

Day

of

the

then

current

Interest

Period
applicable to any

outstanding SOFR

Loan, or on

any Domestic

Business Day

with respect

to Base

Rate Loans,
convert any such SOFR Loan into a

Base Rate Loan or any such Base

Rate Loan to a SOFR Loan,

in each case,
in the same aggregate principal amount, provided that (x) any conversion of a SOFR Loan shall be made only on
the last Domestic Business Day of

the then current Interest Period applicable

to such SOFR Loan, and (y) at

the
Agent’s option, no conversion of a Base Rate Loan to a

SOFR Loan shall be made,

and no new SOFR Loan shall
be made,

during the

continuance of

an Event

of Default.

If Borrower

desires to

convert a

SOFR Loan

or Base
Rate

Loan,

Borrower

shall

give

the

Agent

written

notice

by

no

later

than

3:00

p.m.

(Winston-Salem,

North
Carolina time)

(i) on

the day

which is

three (3)

Domestic Business

Days prior

to the

date on

which such

conversion
is to occur with

respect to a conversion

from a Base Rate

Loan to a SOFR

Loan, or (ii) on

the day which is

one
(1) Domestic

Business Day

prior to

the date

on which

such conversion

is to

occur (which

date shall

be the

last
Domestic Business Day of the Interest Period

for the applicable SOFR Loan) with respect

to a conversion from a
SOFR Loan to

a Base Rate Loan,

specifying, in each

case, the date

of such conversion,

the SOFR Loan(s)

or Base
Rate Loan(s)

to be

converted and

if the

conversion is

to a

SOFR Loan,

the duration

of the

first Interest

Period
therefor.
SECTION 2.03 Letters of Credit.
(a)
The Issuing Bank may,

from time to time

upon request of

Borrower, in its

sole discretion
issue Letters of Credit for the account of Borrower, subject to satisfaction of the conditions referenced in Section
3.03.
(b)
Each

Letter

of

Credit

shall

be

subject

to

the

provisions

of

this

Agreement

and

to

the
provisions set forth

in the Letter

of Credit Agreement

executed by Borrower

in connection with

the issuance of
such Letter of

Credit.

Borrower agrees to

promptly perform and

comply with

the terms and

conditions of each
Letter of Credit Agreement.
(c)
The

payment

by

the

Issuing

Bank

of

a

draft

drawn

under

any

Letter

of

Credit

shall
constitute for

all purposes

of this

Agreement a Letter

of Credit Advance

in the

amount of

such draft.

Upon written
demand by the Issuing Bank, with a copy to the Agent, each Bank shall purchase from the Issuing Bank, and the

Issuing Bank

shall sell

to each

Bank, a

participation interest

in such

Letter of

Credit Advance

equal to

such Bank’s
Pro Rata Share

of such Letter

of Credit Advance

as of the

date of such

purchase, by making

available to the

Agent
for the

account of

the

Issuing Bank,

in

Federal or

other

funds immediately

available

an amount

equal

to such
Bank’s

Pro Rata

Share of

the outstanding

principal

amount of

such

Letter of

Credit Advance.

Promptly

after
receipt thereof, the

Agent shall transfer

such funds to the

Issuing Bank.

Borrower hereby agrees

to each such

sale
and purchase of

participation interests

in Letter of

Credit Advances

outstanding from

time to

time.

Each Bank
agrees

to

purchase

its

participation

interest

in

an

outstanding

Letter

of

Credit

Advance

on

(i)

the

Domestic
Business Day on which

demand therefor is made

by the Issuing

Bank, provided notice of

such demand is

given
not later

than 1:00

PM. (Winston

-Salem, North

Carolina time)

on such

Domestic Business

Day or

(ii) the

first
Domestic Business

Day next

succeeding the

date of

such demand

if notice

of such

demand is

given after

1:00
P.M.

(Winston-Salem,

North

Carolina

time)

on

any

Domestic

Business

Day.

The

Issuing

Bank

makes

no
representation or warranty and assumes no responsibility with respect to any sale and purchase of a participation interest in any

Letter of Credit

Advance.

If and to

the extent

that any Bank

shall not

have so made

the amount
available to the Agent in connection with its purchase of a participation interest in any Letter of Credit Advance, such Bank agrees to pay

to the Agent forthwith on

demand such amount together with

interest thereon, for each
day from the date of demand by the Issuing Bank,

until the date such amount is paid to the Agent, at

the Federal
Funds Rate for the account of the Issuing Bank.
(d)
The

obligation

of

each

Bank

to

purchase

a

participation

interest

in

any

Letter

of

Credit
Advance

pursuant

to

Section

2.03(c)

shall

be

unconditional

and

shall

not

be

affected

by

the

existence

of

any
Default, the failure to satisfy any condition set

forth in Section 3.1, 3.2 or 3.3 or

the termination of the Revolving
Credit Commitments or Letter of Credit Commitments

(whether by Borrower pursuant to Section 2.08

or by the
Agent pursuant to Section 6.1 or otherwise).
(e)
The

Issuing

Bank

shall

furnish

(A)

to

the

Agent

and

each

Bank

on

the

tenth

Domestic
Business Day of each April, July, October and January, a written report summarizing the issuance and expiration dates of Letters of Credit issued during the preceding calendar quarter and

(B) to the Agent and each Bank upon
request a written report setting forth the aggregate Undrawn Amounts.
(f)
The failure

of any Bank

to purchase a

participation interest in

any Letter of

Credit Advance
shall not relieve any

other Bank of its

obligation hereunder to purchase

its participation interest

in any Letter of
Credit Advance on such date, but no Bank shall be responsible for the failure of any other Bank to so purchase a participation interest on such date.
(g)
Borrower

shall

pay

to

the

Agent

for

the

account

of

each

Bank

that

has

purchased

a
participation

interest

in

a

Letter

of

Credit

Advance

on

the

earlier

of

demand

and

the

Termination

Date

the
outstanding principal amount of such

Letter of Credit Advance.

The Agent will promptly

distribute to each Bank
its ratable share

of any payment of

principal of or interest

on any Letter of

Credit Advance received

by the Agent;
provided, however,

that

in the

event that

such payment

received by

the Agent

is required

to be

returned, such
Bank will return to the Agent any portion thereof previously distributed by the Agent to it.
(h)
The

Issuing

Bank

will

notify

Borrower

and

the

Agent

promptly

of

the

presentment

for
payment

of

any

Letter of

Credit,

together

with

notice

of

the

date

such

payment

shall

be

made,

and

the

Agent
promptly will notify the Banks of such matters.
SECTION 2.04
Notes.

(a)
The Revolving

Credit Advances

of each

Bank shall

be evidenced

by a

single Revolving
Credit Note

payable to

the order

of such

Bank for

the account

of its

Lending Office

in an

amount equal

to the
original principal amount of such Bank’s Revolving Credit Commitment.

(b)
Upon receipt of each

Bank’s Notes

pursuant to Section 3.01,

the Agent shall

deliver such
Notes to such Bank.

Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule
forming a part thereof appropriate notations to

evidence, the date, amount and maturity

of, and effective interest
rate for,

each Revolving Credit

Advance, as the

case may be,

made by it,

the date and

amount of each

payment
of

principal

made

by

Borrower

with

respect thereto

and

such

schedule shall

constitute

rebuttable presumptive
evidence of the principal

amount owing and unpaid

on such Bank’s

Note; provided that

the failure of

any Bank
to make, or any error in making, any such recordation or endorsement shall not affect the obligation of Borrower hereunder or

under the

Notes or

the ability

of any

Bank to

assign its

Notes.

Each Bank

is hereby

irrevocably
authorized by Borrower so

to endorse its Notes

and to attach to

and make a part

of any Note a

continuation of any
such schedule as and when required.
SECTION 2.05
Maturity

of

Loans.

Each

Revolving

Credit

Advance

included

in

any
Revolving Credit Borrowing shall mature,

and the principal amount

thereof shall be due and

payable, subject to
Section 6.01, on the Termination Date.
SECTION 2.06
Interest Rates.

(a)
“Applicable Margin”

means a percentage per

annum equal to (i)

in the case of

Revolving
Credit Advances maintained as (A) Base Rate Advances,

0.00%, and (B) Daily Simple SOFR Advances or Term
SOFR Advances, 1.00% and (ii) in the case of calculating the unused fee pursuant to Section 2.07(a), 0.10% per
annum.

(b)
During each

Interest Period

in which

a Revolving

Credit

Advance is

a

Base Rate

Loan,
such

Base

Rate

Loan

shall

bear

interest

on

the

outstanding

principal

amount

thereof,

for

each

day

during

the
applicable Interest Period,

at a rate

per annum equal

to the Base

Rate for

such day plus

the Applicable Margin.

Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear

interest, payable

on demand,

for each

day until

paid in

full at

a rate

per annum

equal to

the Default
Rate.
(c)
During each

Interest Period

in which

a Revolving

Credit Advance

is an

Daily Simple

SOFR
Loan,

such

Daily

Simple

SOFR

Loan

shall

bear

interest

on

the

outstanding

principal

amount

thereof,

for

the
Interest

Period

applicable

thereto,

at

a

rate

per

annum

equal

to

Daily

Simple

SOFR

for

such

day

plus

the
Applicable Margin.

Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Daily Simple SOFR Loan shall bear interest,

payable on demand, for each day until

paid in full at a rate per
annum equal to the Default Rate.
(d)
During each Interest Period in

which a Revolving Credit Advance is

a Term

SOFR Loan,
such

Term

SOFR

Loan shall

bear interest

on

the

outstanding

principal

amount

thereof, for

the

Interest Period
applicable

thereto,

at

a

rate

per

annum

equal

to

Term

SOFR

for

such

day

plus

the

Applicable

Margin.

Any
overdue principal

of and,

to the

extent permitted

by law,

overdue interest

on any

Term

SOFR Loan

shall bear
interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.
(e) Interest on each Base Rate Loan and SOFR Loan shall be payable for each Interest Period on the

Interest Payment

Date immediately

succeeding the

last day

of the

Interest Period.

Notwithstanding the
foregoing,

(1)

all

accrued

unpaid

interest

on

the

Revolving

Credit

Advances

shall

be

paid

in

full

on

the
Termination

Date;

and

(2)

should

the

Revolving

Credit

Commitment

be

terminated

at

any

time

prior

to

the
Termination Date for any reason,

any and all

accrued unpaid interest

shall be paid

on the date

of such termination.
(f)
Each

Letter

of

Credit

Advance

shall

bear

interest

on

the

outstanding

principal

amount
thereof, payable on demand,

for each day from

the date such Letter

of Credit Advance is

made until paid in

full
at a rate per annum equal to the Base Rate, plus the Applicable Margin for Daily Simple SOFR Loans.

(g)
The Agent shall

determine each interest

rate applicable to

the Loans hereunder.

The Agent
shall give

prompt notice

to Borrower

and the

Banks by

telecopy of

each rate

of interest

so determined,

and its
determination thereof shall be conclusive in the absence of manifest error.
(h)
After the occurrence and

during the continuance of

a Default, the principal

amount of the
Revolving Credit Advances (and, to the extent

permitted by applicable law,

all accrued interest thereon) may,

at
the

election

of

the

Required

Banks,

bear

interest

at

the

Default

Rate;

provided,

however,

that

automatically
whether or not

the Required Banks

elect to do

so, any overdue

principal of

and, to the

extent permitted by

law,
overdue interest on

any Loan shall

bear interest payable

on demand, for

each day until

paid at a rate

per annum
equal to

the Default

Rate.

Interest shall continue

to accrue

after the

filing by

or against

any Loan

Party of

any
petition seeking any

relief in bankruptcy

or under any

act or law

pertaining to insolvency

or debtor relief,

whether
state, federal or foreign.
SECTION 2.07
Fees.

(a)
Borrower shall pay to the Agent for

the ratable account of each

Bank an unused fee equal
to

the

product

of:

(i)

the

aggregate

of

the

daily

average

amounts

of

such

Bank’s

Unused

Revolving

Credit
Commitment, times (ii) 0.10% per annum.

Such unused fee shall accrue from and including the Closing Date to and including the

Termination Date.

Unused fees shall

be payable quarterly

in arrears

on each Quarterly

Payment
Date and on the

Termination Date; provided that should the Revolving Credit Commitments be terminated at any
time prior to the Termination

Date for any reason, the

entire accrued and unpaid

fee shall be paid

on the date of
such termination.
(b) Borrower shall pay to the Agent for the ratable account of each Bank, with respect to each
Letter

of

Credit,

a

per

annum

letter

of

credit

fee

(the

“Letter

of

Credit

Fee”)

equal

to

the

product

of:

(i)

the
aggregate

average

daily

Undrawn

Amounts,

times

(ii)

a

per

annum

percentage

equal

to

the

then

Applicable
Margin for Daily Simple SOFR Advances (as set

forth in Section 2.06(a)) (calculated in accordance

with Section
2.13).

Such Letter of Credit Fees shall be payable in arrears

for each Letter of Credit on each Quarterly Payment
Date during

the term

of each

respective Letter

of Credit

and on

the termination

thereof (whether

at its

stated expiry
date or earlier.)
SECTION 2.08
Optional

Termination

or

Reduction

of

Revolving

Credit

Commitments.

Borrower may,

upon at least

3 Domestic Business

Days’

irrevocable notice to

the Agent, terminate

at any time,
or proportionately reduce

from time to

time by an

aggregate amount of

at least

$500,000 or any

larger multiple
of $100,000,

the Revolving

Credit Commitments;

provided, however:

(1) each

termination or

reduction, as

the
case

may

be,

shall

be

permanent

and

irrevocable;

(2)

no

such

termination

or

reduction

shall

be

in

an

amount
greater than the Total

Unused Revolving Credit Commitments on

the date of such termination

or reduction; and
(3) no such reduction

pursuant to this

Section 2.08 shall result

in the aggregate

Revolving Credit Commitments
of all of the Banks to be reduced to an amount less than $10,000,000, unless the Revolving Credit Commitments are terminated in their entirety,

in which case all

accrued fees (as provided

under Section 2.07) shall

be payable
on the effective date of such termination.
SECTION 2.09
Mandatory Reduction and Termination of Revolving Credit Commitments.

The Revolving

Credit Commitments shall

terminate on

the Termination Date and

any Revolving

Credit Advances
and

if

demand

had

not

been

earlier

made

Letter

of

Credit

Advances

then

outstanding

(together

with

accrued
interest thereon) shall be due and payable on such date.
SECTION 2.10
Optional Prepayments of Revolving Credit Advances.

(a)
Subject to any

payments required pursuant to

the terms of Article

VIII, upon one

Domestic
Business

Day

prior

written

notice,

Borrower

may

prepay

the

Revolving

Credit

Advances

in

whole

or

in

part
without premium or penalty (other than any payments required pursuant to the terms of Article VIII) at any time,

or from time to time

in part in amounts aggregating at

least $500,000.00, or any larger

multiple of $100,000, by
paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment;
(b)
Upon receipt of a notice of prepayment pursuant to

this Section, the Agent shall promptly
notify each

Bank of

the contents

thereof and

of such

Bank’s

ratable share

of such

prepayment and

such notice
shall not thereafter be revocable by Borrower.
SECTION 2.11
Mandatory Prepayments of Revolving Credit Advances.

(a)
On

each

date

on

which

the

Revolving

Credit

Commitments

are

reduced

or

terminated
pursuant to Section

2.08 or Section

2.09, Borrower shall

repay or

prepay such principal

amount of the

outstanding
Revolving Credit

Advances, if

any (together

with interest

accrued thereon

and any

amounts due

under Section
8.05(a)), as may be necessary so that after

such payment the aggregate unpaid principal amount of the

Revolving
Credit Advances,

together

with the

aggregate principal

amount of

all

Letter of

Credit Advances

and

Undrawn
Amounts does not exceed the aggregate amount of the Revolving Credit Commitments as then reduced.
(b)
In the

event that

the aggregate

principal amount

of all Revolving

Credit Advances,

together
with the

aggregate principal

amount of

the

Letter of

Credit Advances

and

Undrawn Amounts

at any

one

time
outstanding shall

at any

time exceed

the aggregate

amount of

the Revolving

Credit Commitments

of all

of the
Banks at such

time, Borrower shall immediately

repay so much of

the Revolving Credit Advances

as is necessary
in order

that the

aggregate principal

amount of

the Revolving

Credit Advances

thereafter outstanding,

together
with the aggregate principal

amount of the Letter

of Credit Advances and

Undrawn Amounts shall not

exceed the
aggregate amount of the Revolving Credit Commitments of all of the Banks at such time.
SECTION 2.12
General Provisions as to Payments.

(a)
Borrower shall make

each payment of principal

of, and interest

on, the Loans

and of fees
hereunder, not later

than 11:00 A.M.

(Winston-Salem, North Carolina

time) on the date when

due, in Federal or
other funds

immediately available

in Winston

-Salem, North

Carolina, to

the Agent

at its

address referred

to in
Section 9.01.

Subject to the terms of Section 2.02(d), the Agent will promptly distribute to each Bank its ratable share of

each such

payment received

by the

Agent for the

account of

the Banks; provided

that payments

of interest
shall be distributed

by the Agent

within three Domestic

Business Days of

the date such

payment is received

by
the Agent for the account of the Banks.
(b)
Whenever any payment

of principal

of, or

interest on,

the Revolving Credit

Advances or
of fees shall be due on a day which is not a Domestic Business Day (including, without limitation, any payments pursuant to Sections 2.02(c)

and 2.02(d)), the date

for payment thereof shall

be extended to the

next succeeding
Domestic Business Day.

If the date

for any payment

of principal is

extended by operation

of law or

otherwise,
interest thereon shall be payable for such extended time.
(c)
All payments of principal, interest and fees and all other amounts to be made by Borrower
pursuant to

this Agreement

with respect

to any

Revolving Credit

Advance or

fee relating

thereto shall

be paid
without deduction for,

and free from,

any tax, imposts,

levies, duties, deductions,

or withholdings of

any nature
now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case

of each Bank,

taxes imposed on or measured

by its net income,

and franchise taxes imposed
on it, by the jurisdiction under the laws

of which such Bank is organized or any political subdivision thereof and, in the case

of each Bank,

taxes imposed on

its income, and

franchise taxes imposed

on it, by

the jurisdiction of
such Bank’s applicable Lending

Office or any political

subdivision thereof (all

such non-excluded taxes,

imposts,
levies, duties, deductions

or withholdings

of any

nature being

“Taxes”).

In the event

that Borrower

is required
by

applicable

law

to

make

any

such

withholding

or

deduction

of

Taxes

with

respect

to

any

Revolving

Credit
Advance

or

fee

or

other

amount,

Borrower

shall

pay

such

deduction

or

withholding

to

the

applicable

taxing
authority,

shall

promptly

furnish

to

any

Bank

in

respect

of

which

such

deduction

or

withholding

is

made

all

receipts and other documents evidencing such

payment and shall pay to such Bank

additional amounts as may be
necessary in order that

the amount received

by such Bank

after the required

withholding or other payment

shall
equal the amount

such Bank would

have received had

no such withholding

or other payment

been made.

If no
withholding or

deduction of Taxes are

payable in respect

of any Revolving

Credit Advance or

fee relating thereto,
Borrower shall furnish any

Bank, at such Bank’s request, a certificate

from each applicable taxing authority

or an
opinion of counsel

reasonably acceptable to such

Bank, in either case

stating that such payments

are exempt from
or not subject to withholding

or deduction of Taxes

.

If Borrower fails to provide such

original or certified copy
of a receipt evidencing

payment of Taxes

or certificate(s) or opinion

of counsel of

exemption, Borrower hereby
agrees to

compensate such

Bank for,

and indemnify

them with

respect to,

the tax

consequences of

Borrower’s
failure to provide evidence of tax payments or tax exemption.
In the

event any

Bank receives

a refund

of any Taxes

paid by

Borrower pursuant

to this

Section
2.12, it will

pay to Borrower the

amount of such

refund promptly upon

receipt thereof; provided,

however, if

at
any time

thereafter it

is required

to return

such refund,

Borrower shall

promptly repay

to it

the amount

of such
refund.
Without prejudice

to the survival of

any other agreement of

Borrower hereunder,

the agreements
and obligations

of Borrower

contained in

this

Section 2.12

shall be

applicable with

respect to

any Participant,
Assignee or other Transferee,

and any calculations required by such provisions

(i) shall be made based upon the
circumstances of such

Participant, Assignee

or other Transferee,

and (ii)

constitute a

continuing agreement

and
shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.
SECTION 2.13
Computation

of

Interest

and

Fees.

Interest

on

the

Revolving

Credit
Advances shall

be computed

on the

basis of

a year

of 360

days and

paid for

the actual

number of

days elapsed
(including the first

day but

excluding the last

day).

Non-utilization fees, letter

of credit fees

and any other

fees
payable hereunder shall

be computed on

the basis

of a year

of 360

days and paid

for the actual

number of days
elapsed (including the first day but excluding the last day).
SECTION 2.14
Intentionally Omitted.

SECTION 2.15
Intentionally Omitted.

SECTION 2.16
Intentionally Omitted.

SECTION 2.17
Increase in Commitments.

(a) Borrower shall have the right, at any time and from time to time after the Closing Date by written

notice

to

and

in consultation

with

the

Agent, to

request an

increase

in

the

aggregate Revolving

Credit
Commitment (each such

requested increase, a

“Commitment Increase”),

by having

one or

more existing

Banks
increase their respective

Revolving Credit Commitments

then in effect

(each, an “Increasing

Bank”), by adding
as a Bank with

a new Revolving Credit

Commitment hereunder one or

more Persons that are

not already Banks
(each,

an

“Additional

Bank”),

or

a

combination

thereof

provided

that

(i)

any

such

request

for

a

Commitment
Increase shall

be in

a minimum

amount of

$5,000,000, (ii)

immediately after

giving effect

to any

Commitment
Increase, (y) the aggregate

Revolving Credit Commitments shall

not exceed $75,000,000 and

(z) the aggregate

of
all

Commitment

Increases

effected

shall

not

exceed

$40,000,000,

(iii)

no

Default

shall

have

occurred

and

be
continuing

on

the

applicable

Commitment

Increase

Date

(as

hereinafter

defined)

or

shall

result

from

any
Commitment Increase,

(iv) immediately

after giving

effect to

any Commitment

Increase (including

any Revolving
Credit

Borrowings

in

connection

therewith

and

the

application

of

the

proceeds

thereof),

Borrower

shall

be

in
compliance with

the covenants

contained in

Article V,

(v) subject

to the

terms of

(vi), Borrower

may invite

an
Additional Bank

to provide

a Commitment

Increase subject

to the

Agent’s

consent to

such Additional

Bank in
writing which

consent may

not be

unreasonably withheld;

and (vi)

Borrower shall

give the

existing Banks

the
right of

first refusal

for participating

in any

such Commitment

Increase by

providing such

notice to

the Agent

fifteen (15)

Domestic Business

Days before

making a

request to

any Person

that is

not already

a Bank.

An existing
Bank shall

have priority

over

Additional

Banks to

participate in

such

requested

Commitment

Increase if

such
existing Bank provides written notice of its election to participate within fifteen (15) Domestic Business Days of such existing

Bank’s

receipt of

such notice.

Such notice

from Borrower

shall specify

the requested

amount of
the Commitment Increase.

No Bank shall have any obligation to become an

Increasing Bank.

Any fees paid by
Borrower for a Commitment Increase to

an Increasing Bank, an Additional Bank,

or the Agent shall be

for their
own account and shall

be in an

amount, if any,

mutually agreed upon

by each such

party and Borrower,

in each
party’s sole discretion.
(b)
Borrower,

the

other

Loan

Parties

and

each

Additional

Bank

shall

execute

a

joinder
agreement, and Borrower, the other

Loan Parties and

each Bank shall execute

all such other

documentation as the
Agent and Borrower may reasonably require,

all in form and substance

reasonably satisfactory to the Agent

and
Borrower,

to evidence the Revolving Credit Commitment adjustments referred to in Section 2.17.
(c)
If

the

aggregate

Revolving

Credit

Commitments

are

increased

in

accordance

with

this
Section 2.17, Borrower

(in consultation with

the Agent), Increasing

Bank(s) (if any)

and Additional Bank(s)

(if
any) shall agree upon

the effective date

(the “Commitment

Increase Date,” which shall

be a Domestic

Business
Day not less than thirty (30)

days prior to the Termination

Date).

The Agent shall promptly notify the

Banks of
such increase and

the Commitment

Increase Date.

Each of Borrower,

the Guarantors, the

Banks and the

Agent
acknowledges and agrees that

each Commitment Increase meeting

the conditions set forth

in this Section 2.17

(x)
shall not require the

consent of any Guarantor

or any Bank other than

the Increasing Banks and Additional

Banks
who

have agreed

to

make

such

Commitment

Increase and

shall

not

constitute an

amendment,

modification

or
waiver subject to Section 9.05 or Section 9.07 and (y) subject to clause (d) of this Section 2.17, shall be effective
as of the Commitment Increase Date.

(d) Notwithstanding anything set forth in this Section 2.17 to the contrary, Borrower shall not incur any Revolving Credit Advances

pursuant to any Commitment Increase (and no Commitment Increase shall be effective) unless

the conditions

set forth in

Section 2.17(a) as

well as the

following conditions precedent

are
satisfied on the applicable Commitment Increase Date:
(i)
The Agent shall have received the following, each dated

the Commitment Increase
Date and in form and substance reasonably satisfactory to the Agent:
(A)

a supplement

to this

Agreement signed

by each Increasing

Bank (if

any) and
Additional Bank (if

any), setting forth the

reallocation of Revolving

Credit Commitments

referred to in Section
2.17(e), all other documentation required by the Agent pursuant to Section 2.17(b) and such other modifications, documents or items as the Agent, such Banks or their counsel may reasonably request;
(B)

an

instrument,

duly

executed

by

Borrower

and

each

Guarantor,

if

any,
acknowledging and reaffirming

its obligations under

this Agreement and the

other Loan Documents

to which it
is a party;
(C)

a certificate of the secretary or

an assistant secretary of Borrower and

each
Guarantor,

certifying

to

and

attaching

the

resolutions

adopted

by

the

board

of

directors

(or

similar

governing
body) of such party approving or consenting to such Commitment Increase;
(D)

a certificate of the chief financial officer of Borrower, certifying that (x) as
of the Commitment

Increase Date, all representations

and warranties of

Borrower and the Guarantors

contained
in this

Agreement and

the other Loan

Documents are true

and correct (except

to the extent

any such

representation
or

warranty

is

expressly

stated

to

have

been

made

as

of

a

specific

date,

in

which

case

such

representation

or
warranty is true

and correct as of

such date), except that

for purposes of

this Section 2.17(d)(i) the

representations
and

warranties

contained

in

Section

4.10(a)

shall

be

deemed

to

refer

to

the

most

recent

statements

furnished

pursuant

to

clauses

(a)

and

(b),

respectively,

of

Section

5.01,

(y)

immediately

after

giving

effect

to

such
Commitment Increase (including

any Revolving Credit

Borrowings in connection

therewith and the

application
of the proceeds thereof), Borrower is in compliance with

the covenants contained in

Article V, and (z) no Default
has occurred

and is

continuing, both

immediately before

and after

giving

effect to

such Commitment

Increase
(including any Revolving

Credit Borrowings in

connection therewith and

the application of

the proceeds thereof);
(E)

an

opinion

or

opinions

of

counsel

for

Borrower

and

the

Guarantors,

in

a
form reasonably satisfactory to Agent and covering

such matters as Agent may reasonably

request, addressed to
the Agent

and the Banks,

together with such

other documents, instruments

and certificates as

the Agent

shall have
reasonably requested; and
(F)

such other documents

or items that

the Agent, such Banks or

their counsel
may reasonably request.
(e)
On the Commitment

Increase Date, (i)

the aggregate

principal outstanding

amount of the
Revolving

Credit

Advances

(the

“Initial

Advances”)

immediately

prior

to

giving

effect

to

the

Commitment
Increase

shall

be

deemed

to

be

repaid,

(ii)

immediately

after

the

effectiveness

of

the

Commitment

Increase,
Borrower shall be

deemed to have

made new Revolving

Credit Borrowings

of Revolving Credit

Advances (the
“Subsequent Borrowings”) in

an aggregate principal

amount equal to

the aggregate

principal amount of

the Initial
Advances and of the types and for the Interest Periods specified in a Notice of Borrowing delivered to the Agent in

accordance

with

Section

2.02(a),

(iii)

each

Bank

shall

pay

to

the

Agent

in

immediately

available

funds

an
amount equal to

the difference, if positive,

between (y) such Bank’s

pro rata percentage (calculated

after giving
effect

to

the

Commitment

Increase)

of

the

Subsequent

Borrowings

and

(z)

such

Bank’s

pro

rata

percentage
(calculated

without

giving

effect

to

the

Commitment

Increase)

of

the

Initial

Advances,

(iv)

after

the

Agent
receives the funds

specified in clause

(iii) above, the

Agent shall pay

to each Bank

the portion of

such funds equal
to the difference, if positive, between (y) such Bank’s pro rata percentage (calculated without giving effect to the
Commitment Increase)

of the

Initial Advances

and (z)

such Bank’s

pro rata

percentage (calculated

after giving
effect to the Commitment

Increase) of the amount of

the Subsequent Borrowings, (v)

the Bank shall be

deemed
to hold

the Subsequent

Borrowings ratably in

accordance with

their respective

Revolving Credit

Commitments
(calculated after

giving effect

to the

Commitment Increase),

(vi) Borrower

shall pay

all accrued

but unpaid

interest
on the

Initial Advances

to the

Banks entitled

thereto, and

(vii) the

signature pages

hereto shall

be deemed

amended
to reflect the Revolving Credit Commitments of all Banks after giving effect to the Commitment Increase.

ARTICLE III
CONDITIONS TO BORROWINGS
SECTION 3.01
Conditions to First Borrowing.

This Agreement shall become effective

on
the

date

(the

“Closing

Date”)

that

each

of

the

following

conditions

shall

have

been

satisfied

(or

waived

in
accordance with Section 9.05):
(a)
receipt by the Agent from each of the

parties hereto of a duly executed counterpart of

this
Agreement signed by such party;
(b)
receipt by the Agent

of duly executed Notes

for the account of

each lender complying with
the provisions of Section 2.04;
(c)
receipt by

the

Agent

of

an

opinion

of

Robinson, Bradshaw

& Hinson,

P.A.,

counsel

for
Borrower

and

Guarantors,

dated

as

of

the

Closing

Date,

covering

such

matters

relating

to

the

transactions
contemplated hereby as the Agent or any Bank may reasonably request;

(d)
receipt

by

the

Agent

of

a

certificate

(the

“Closing

Certificate”),

dated

the

date

of

the
Closing Date,

substantially in

the form

of Exhibit

D hereto,

signed by

a principal

financial officer

of the

Borrower,
to

the

effect

that

(i)

no

Default

has

occurred

and

is

continuing

on

the

date

of

the

Closing

Date

and

(ii)

the
representations and

warranties of

the Loan

Parties contained

in Article

IV are

true on

and as

of the

date of

the
Closing Date;
(e)
receipt by

the Agent

of all

documents which

the Agent

or any

Bank may

reasonably request
relating to the

existence of each

Loan Party,

the authority for

and the validity

of this

Agreement, the Notes

and
the other

Loan Documents,

and any

other matters

relevant hereto,

all in

form and

substance satisfactory

to the
Agent, including without limitation a

certificate of incumbency of each Loan

Party (the “Officer’s

Certificate”),
signed by the

Secretary or an

Assistant Secretary of

the respective Loan

Party, substantially in the form

of Exhibit
E hereto,

certifying as

to the

names, true

signatures and

incumbency of

the officer

or officers

of the

respective
Loan Party,

authorized to execute

and deliver the

Loan Documents, and

certified copies of

the following items:
(i) the Loan

Party’s certificate of incorporation

or articles of

organization, as the

case may

be, (ii) the

Loan Party’s
bylaws or operating

agreement, as the

case may be,

(iii) a certificate

of the Secretary

of State of

such Loan Party’s
State

of

organization

as

to

the

good

standing

of

such

Loan

Party,

and

(iv)

the

action

taken

by

the

Board

of
Directors of the Loan Party authorizing

the Loan Party’s execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Loan Party is a party;
(f)
evidence satisfactory to the Agent that the

Previous Loan Agreement has been terminated
and all indebtedness, liabilities and obligations thereunder have been paid in full;
(g)
Borrower

shall

deliver

to

the

Agent,

and

directly

to

any

Bank

requesting

the

same,

a
Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express
exclusion from the “legal entity customer” definition under

the Beneficial Ownership Regulations), in each case
at least five (5) Domestic Business Days prior to the Closing Date; and
(h)
such other

documents or

items as

the Agent,

the Banks

or their

counsel

may reasonably
request.
The Agent shall

promptly notify Borrower

and the Banks

of the Closing

Date, and such

notice shall be

conclusive
and binding on all parties hereto.
SECTION 3.02
Conditions

to

All

Borrowings.

The

obligation

of

each

Bank

to

make

a
Revolving Credit Advance

on the occasion

of each Revolving

Credit Borrowing is

subject to the

satisfaction of
the following conditions:
(a) receipt by the Agent of a Notice of Borrowing as required by Section 2.02;
(b)
the fact

that, immediately

before and

after such

Revolving Credit

Borrowing, no

Default
shall have occurred and be continuing;
(c) the fact that the representations and warranties of the Loan Parties contained in Article IV of this Agreement shall be true, on and as of the date of such Revolving Credit Borrowing; and
(d)
the

fact

that,

immediately

after

such

Revolving

Credit

Borrowing

(i)

the

aggregate
outstanding principal amount

of the

Revolving Credit Advances

of each Bank

together with

such Bank’s Pro Rata
Share of the

aggregate outstanding principal

amount of all

Letter of Credit

Advances and Undrawn

Amounts, will
not exceed the amount of

its Revolving Credit Commitment and

(ii) the aggregate outstanding principal amount
of the

Revolving Credit Advances

together with the

aggregate outstanding principal

amount of all

Letter of

Credit
Advances and Undrawn

Amounts, will not

exceed the aggregate amount

of the Revolving Credit

Commitments
of all of the Banks as of such date.

Each Revolving Credit Borrowing hereunder shall be deemed to be a representation and warranty by the

Loan

Parties

on

the

date

of

such

Revolving

Credit

Borrowing

as

to

the

truth

and

accuracy of

the

facts
specified

in

clauses

(b),

(c)

and

(d)

of

this

Section;

provided

that

a

Revolving

Credit

Borrowing

shall

not

be
deemed

a

representation

or

warranty

as

to

the

facts

specified

in

clause

(c)

of

this

Section

if

the

aggregate
outstanding

principal

amount

of

the

Revolving

Credit

Advances

immediately

after

such

Revolving

Credit
Borrowing

will

not

exceed

the

aggregate

outstanding

principal

amount

of

Revolving

Credit

Advances
immediately before such Revolving Credit Borrowing.
SECTION 3.03
Conditions

to

Issuance of

Letters

of

Credit.

The

issuance

by the

Issuing
Bank of

each Letter

of Credit

shall be

subject to

satisfaction of

the conditions

set forth

in the

related Letter

of
Credit Agreement and satisfaction of the following conditions:
(a)
the fact that, immediately before

and after the issuance

of such Letter of Credit,

no Default
shall have occurred and be continuing;
(b) the fact that the representations and warranties of the Loan Parties contained in Article IV of this Agreement shall be true, on and as of the date of issuance of such Letter of Credit;
(c)
the fact that, immediately after the issuance of such Letter of Credit: (i)

the sum of (A) the
entire outstanding

principal amount

of the

Revolving Credit

Advances, (B)

the aggregate

outstanding principal
amount of the

Letter of Credit Advances,

and (C) the

aggregate Undrawn Amounts, will

not exceed the

aggregate
amount of the Revolving Credit Commitments of all of the Banks at such time; and
(d)
no Letter of Credit

shall have an expiry

date or termination

date on or after

the earlier of:
(1) the

date twelve

months after

the date

of the

issuance of

such Letter

of Credit;

or (2)

the date

two Domestic
Business Days prior to the Termination Date.
ARTICLE IV
REPRESENTATIONS

AND WARRANTIES
The Loan Parties represent and warrant that:
SECTION 4.01
Corporate Organization

and Power.

Each Loan

Party (i)

is a

corporation,
limited

partnership

or

limited

liability

company

duly

organized,

formed

or

registered,

as

applicable,

validly
existing and

in good

standing under

the laws

of its

jurisdiction of

incorporation or

organization, as

applicable,
and (ii)

is qualified

to do

business and

is in

good standing

in every

other jurisdiction

in which

the nature

of its
business or the

ownership of its

properties requires it

to be so

qualified and where

failure to so

qualify would have
a Material

Adverse Effect.

Each Loan

Party has

the requisite

power and

authority and

the right

to own

and operate
its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be
conducted.
SECTION 4.02
Litigation; Government Regulation.

There is no action,

suit or proceeding
pending, or to the knowledge of the Loan Parties threatened, against or affecting the Loan Parties or any of their
respective Subsidiaries before

any court or

arbitrator or any

governmental body,

agency or official

which could
have a Material

Adverse Effect

or which in

any manner draws

into question the

validity or enforceability

of, or
could impair

the

ability

of the

Loan Parties

to perform

their

respective

obligations

under,

this

Agreement, the
Notes or any

of the other

Loan Documents.

No Loan Party

is in violation

of or in

default under any

applicable
statute, rule, order,

decree, writ, injunction

or regulation of any

governmental body (including any

court) where
such violation would have a Material Adverse Effect.

SECTION 4.03
Taxes.

There

have

been

filed

on

behalf

of

the

Loan

Parties

and

their
respective Subsidiaries all Federal, state and local income, excise, sales, property and other tax returns which are
required to

be

filed

by

them

and

all

taxes

due

pursuant

to

such

returns

or

pursuant

to

any

levy

or

assessment
received

by

or

on

behalf

of

the

Loan

Parties

or

any

Subsidiary

have

been

paid,

unless

such

taxes

are

being
diligently contested by such Loan Party by appropriate

proceedings, such Loan Party has established

reserves in
accordance with

GAAP and

the failure

to timely

pay such

taxes will

not have

a Material

Adverse Effect.

The
charges,

accruals and

reserves

on the

books of

the

Loan Parties

and their

respective Subsidiaries

in

respect of
taxes or other governmental charges are, in the opinion of the Loan Parties, adequate.

To the knowledge of each
Loan Party,

no material

controversy in respect

of any taxes

is pending or

threatened.

United States

income tax
returns

of

the

Loan

Parties

and

their

respective

Subsidiaries

have

been

closed

through

the

Fiscal

Year

ended
January 30, 2022.
SECTION 4.04
Enforceability

of

Loan

Documents:

Compliance

With

Other

Instruments.

The execution,

delivery and

performance by

each Loan

Party of

this Agreement,

the Notes

and the

other Loan
Documents to which

it is a

party (i) are

within the corporate,

partnership and limited

liability powers

of each Loan
Party,

as applicable,

and (ii)

have been

duly authorized

by all

necessary and

appropriate corporate,

partnership
and

limited

liability

action,

as

applicable,

and

have

been

validly

executed

and

delivered.

Each

of

the

Loan
Documents executed

by each Loan

Party is

the legal, valid

and binding

obligation of

such Loan

Party, enforceable
against

such

Loan

Party

in

accordance

with

its

terms

except

as

enforceability

may

be

limited

by

bankruptcy,
insolvency,

reorganization,

moratorium or

other similar

laws affecting

creditors’ rights

generally or

by general
equitable principles.

No Loan Party or

any Subsidiary of a

Loan Party is in default

in any material respect

with
respect to any indenture, loan agreement, mortgage, lease, deed or similar agreement related to the borrowing of
monies to

which such

Loan Party

is a

party or

by which

it is

bound.

Neither the

execution, delivery

or performance
of the Loan

Documents executed by

the Loan Parties, nor

compliance therewith: (a) conflicts

or will conflict with
or results or will result in any breach of, or constitutes or will constitute with the passage of time or the giving of notice

or

both,

a

default

under,

(i)

the

certificate

of

incorporation,

certificate

of

partnership,

articles

of
organization, certificate

of formation, bylaws,

partnership agreement, operating

agreement or any

other organic
documents of any Loan Party or any Subsidiary of a Loan Party,

(ii) any law, order,

writ, injunction or decree of
any

court

or

governmental

authority,

or

(iii)

any

agreement

or

instrument

to

which

any

Loan

Party

or

any
Subsidiary

of

a

Loan

Party

is

a

party

or

by

which

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party,

or

its
respective

properties,

is

bound

or

(b)

results

or

will

result

in

the

creation

or

imposition

of

any

Lien

upon

the
properties or assets of any Loan Party or any Subsidiary of a Loan Party, except Permitted Liens.
SECTION 4.05
Governmental Authorization.

No authorization, consent or approval

of, or
declaration

or

filing

with,

any

governmental

authority

is

required

for

the

valid

execution,

delivery

and
performance

by

each

Loan

Party

of

the

Loan

Documents

or

the

consummation

by

each

Loan

Party

of

the
transactions contemplated hereby

and thereby.

Each Loan Party

has, and

is in material

good standing

with respect
to, all

governmental approvals,

permits, certificates,

licenses, inspections,

consents and

franchises necessary

to
continue to

conduct its

respective businesses

as heretofore

conducted and

to own

or lease

and operate

its properties
as now owned or leased by it, except for

those the failure to obtain which (or maintain good standing with regard
to) would not individually or in the aggregate have a Material Adverse Effect.

None of such approvals, permits,
certificates,

consents,

or

franchises

contains

any

term,

provision,

condition

or

limitation

materially

more
burdensome than

such

as

are generally

applicable

to

Persons

engaged in

the

same

or

similar

business as

such
Loan Party.
SECTION 4.06 No Default.
(a)
No Loan Party

nor any of

their respective Subsidiaries

is in

default under or

with respect
to any agreement, instrument

or undertaking to which

it is a

party or by which

it or any of

its property is bound
that would reasonably be expected to result in a Material Adverse Effect.

(b) No Default or Event of Default has occurred and is continuing.
SECTION 4.07
Margin Securities.

No Loan Party

nor any of

their respective Subsidiaries
is engaged principally, or

as one of its important activities, in the business of purchasing or carrying any Margin
Stock.

No part of

the proceeds of

any Revolving Credit

Advance will be

used to purchase

or carry any

Margin
Stock or to extend credit

to others for the purpose

of purchasing or carrying any

Margin Stock, or be used for any
purpose in

each case

which violates,

or which

is inconsistent

with, the

provisions of

Regulation T, U

or X.

Neither
the making

of any

Revolving Credit

Advance hereunder,

nor the

use of

the proceeds

thereof, will

violate or

be
inconsistent with the provisions of Regulation T, U or X of the FRB.
SECTION 4.08
Full

Disclosure.

None

of

the

Loan

Documents,

nor

any

statements

or
information furnished to Agent

or any Bank by

or on behalf of

a Loan Party for

purposes of or in

connection with
this

Agreement

or

any

transaction

contemplated

by

the

Loan

Documents,

contains

any

untrue

statement

of

a
material fact or omits a material

fact necessary to make the statements contained

therein or herein not misleading
and all

such

statements

and information

are true,

accurate and

complete in

every material

respect

or based

on
reasonable estimates

on the

date as

of which

such information

is stated

or certified.

There is

no fact

known to
any Loan

Party not

disclosed to

the Banks

in writing

that has

or,

to the

best of

such Loan

Party’s

knowledge,
would have a Material Adverse Effect.

As of the Closing Date, all of

the information included in the Beneficial
Ownership Certification is true and correct.
SECTION 4.09 ERISA.
(a)
No accumulated funding deficiency (as defined in Section 302 of

ERISA and Section 412
of the

Code), whether

or not

waived, has

occurred with

respect to

any Plan,

and no

termination event

or Reportable
Event has occurred or is reasonably expected to occur with respect to any Plan.

The present value of all accrued
benefits

under

each

Plan

(based

on

those

assumptions

used

to

fund

such

Plan)

did

not,

as

of

the

most

recent
valuation date, exceed the then

current value of the assets

of such Plan allocable to

such benefits.

Full payment
has been

made on

or before

the due

date thereof

of all amounts

that each Loan

Party and

member of

the Controlled
Group is required under the terms of each Plan to have paid as contributions to such Plan.
(b)
No

Loan

Party

or

any

member

of

the

Controlled

Group

has

incurred

any

withdrawal
liability under Section 4201 of ERISA.
(c)
No Loan Party or any

member of the Controlled

Group has participated in

any prohibited
transaction

(as

defined

in

Section

406

of

ERISA

or

Section

4975

of

the

Code),

which

has

subjected,

or

may
subject, it to any material civil penalty

or tax imposed by Section 502(i) of

ERISA or Section 4975 of the Code,
respectively.

No Loan

Party has

incurred, or

is reasonably

expected to

incur,

any liability

to the

PBGC (other
than for insurance premiums which have been paid when due).
(d)
To

the

knowledge

of

each

Loan

Party

and

based

on

actuarial

reports,

the

present

value
(determined using actuarial and other assumptions that are reasonable in respect of the benefits provided and the employees participating)

of the

liability of

each Loan

Party and

any member

of the

Controlled Group

for post-
retirement benefits to be provided to its current and former employees under all welfare benefit plans (as defined
in Section

3(1) of

ERISA) does

not, in

the aggregate,

exceed the

assets under

all such

plans

allocable to

such
benefits by an amount that would have a Material Adverse Effect.
(e)
The execution

and

delivery

of

this

Agreement

will

not involve

any transaction

which

is
subject to the prohibitions of

Section 406 of ERISA or

in connection with which a

tax could be imposed pursuant
to Section 4975 of the Code.
(f)
Neither the

Loan Parties

nor any

member of

the Controlled

Group is

making or

has ever
made or been required to make any contributions to a Multiemployer Plan.

SECTION 4.10 Financial Statements.
(a)
The consolidated

balance sheet

of Borrower

and its

Consolidated Subsidiaries

as of

January
29, 2022

and the

related consolidated

statements of

income, shareholders’

equity and

cash flows

for the

Fiscal
Year

then ended, reported

on by PricewaterhouseCoopers

LLP,

copies of

which have been

delivered to each

of
the Banks, fairly

present in all

material respects, in

conformity with GAAP

(except as otherwise noted

therein),
and the consolidated

financial position of

Borrower and its

Consolidated Subsidiaries as

of such dates

and their
consolidated results of operations and cash flows for such periods stated.
(b)
Since

January

29,

2022,

there

has

been

no

event,

act,

condition

or

occurrence

having

a
Material Adverse Effect.
SECTION 4.11
Title to

Assets.

Each of the

Loan Parties and

their respective Subsidiaries
has

good,

indefeasible

and

merchantable

title

in

fee

simple

(or

its

equivalent

under

applicable

law)

to

and
ownership of

the Properties

owned by

it

(as reflected

in the

Financial Statements)

and all

of its

other material
assets, including without limitation, the assets reflected in the most recent Financial

Statements, free and clear of
all

Liens,

except

Permitted

Liens,

and

except

for

financing

statements

filed

in

connection

with

the

Permitted
Liens, no financing statement under

the Uniform Commercial Code that

names any Loan Party or

any Subsidiary
of a Loan Party as

debtor has been filed and is

still in effect, and no Loan

Party or any Subsidiary of a Loan

Party
has signed any

financing statement or

any security agreement

authorizing any secured

party thereunder to

file any
such financing statement.

Each Loan Party enjoys

peaceful and undisturbed possession

under all of its

material
leases and all such leases are valid and subsisting and in full force and effect.

Each of the Loan Parties and their
respective Subsidiaries has title to its properties sufficient for the conduct of its business.
SECTION 4.12
Use of

Proceeds.

Borrower’s uses of

the proceeds of

each Revolving Credit
Advance made by Banks

to Borrower pursuant to

this Agreement are, and

continue to be,

legal and proper uses
and such uses are and will be consistent with the terms of Section 5.15 and all applicable laws and statutes,

as in
effect from time to time.
SECTION 4.13
Environmental

Matters.

Except

as

would

not

individually

or

in

the
aggregate have a Material Adverse Effect:

(a) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored,

disposed of, managed or

otherwise handled at, or shipped

or transported to or
from or located on any Property

(except in compliance with applicable Environmental

Laws) and no part of any
Property,

including the groundwater

located thereon and

thereunder, is

presently known by

such Loan Party

or
any

Subsidiary

of

a

Loan

Party

to

have

concentrations

of

any

Hazardous

Materials

in

violation

of

applicable
Environmental Laws.

To

the knowledge of each

Loan Party,

no improvement located on

any Property contains
any

friable

asbestos

or

asbestos-containing

materials

in

material

violation

of

any

federal,

state

or

local

laws,
regulations or orders respecting such asbestos or asbestos-containing materials.

To the

knowledge of each Loan
Party, there

were no Environmental Releases of

Hazardous Materials in violation

of Environmental Law on any
Property previously owned by such

Loan Party or any Subsidiary

of a Loan Party

while such Loan Party or

any
Subsidiary of a Loan Party owned such Property;
(b)
No Property

has, to

the knowledge

of any

Loan Party

ever been

used as

or for

a mine,

a
gasoline

service

station,

or

an

above-ground

petroleum

products

storage

facility,

a

landfill,

a

dump

or

other
disposal facility, or for industrial, or manufacturing purposes;
(c) [reserved];
(d)
All activities, and operations of

each Loan Party and each Subsidiary

of a Loan Party meet
in all material respects the requirements of all applicable Environmental Laws;

(e)
Each Loan

Party,

to its

knowledge, has

never sent

a Hazardous

Material to

a site

which,
pursuant to CERCLA or any similar state law,

(1) has been placed on the “National Priorities List”

of hazardous
wastes, or (2)

which is subject

to a claim,

an administrative order

or other request

to take “removal”

or “remedial”
action (as defined under CERCLA) or to pay for the costs of cleaning up such a site;
(f)
Each

Loan

Party,

to

its

knowledge,

is

not

involved

in

any

suit

or

proceeding

nor

has

it
received any notice from any

Environmental Authority with respect to

a release of Hazardous Materials

nor has
it

received

notice

of

any

claims

from

any

Person

relating

to

personal

injuries

from

exposure

to

Hazardous
Materials originating

from a

Property owned

or operated

by a

Loan Party

during the

time of

that Loan

Party’s
ownership or operation thereof;
(g)
Each Loan Party has

timely filed all material

reports required to

be filed, has acquired

all
necessary Environmental

Authorizations and

has generated

and maintained

in all

material respects

all required
data, documentation and records as required by any applicable Environmental Laws;

and
(h)
No Loan

Party nor

any Subsidiary

of a

Loan Party

is subject

to any

Environmental Liability
and no Loan

Party nor

any Subsidiary

of a Loan

Party has

been designated as

a potentially

responsible party under
CERCLA.

None of

the Properties

have been

identified

on any

current or

proposed (i)

National Priorities

List
under 40 C.F.R. § 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.
SECTION 4.14
Assets

for

Conduct

of

Business.

Each

Loan

Party

possesses

adequate
licenses,

patents,

patent

applications,

copyrights,

trademarks,

servicemarks

and

trade

names

to

continue

to
conduct

its

business

as

heretofore

conducted,

without

any

material

conflict

or

infringement

with

the

rights

of
others.
SECTION 4.15
Compliance With

Laws.

Each Loan

Party and

each Subsidiary

of a

Loan
Party has duly

complied with, and its

Properties and business

operations are in

compliance in all

material respects
with, the provisions of all

federal, state and local laws,

rules and regulations applicable to

each such Loan Party
and each Subsidiary

of a Loan

Party, the Properties or the conduct

of such business,

including, without limitation,
all federal and

state securities and

antitrust laws, ERISA

and Environmental

Laws, except to

the extent that

the
failure to

comply therewith

could

not,

in

the

aggregate, have

a

Material

Adverse Effect

.

There have

been no
citations, notices or

orders of noncompliance

issued to any

Loan Party or

any Subsidiary of

a Loan Party

under
any federal,

state or

local law,

rule or

regulation applicable

to each

Loan Party

and each

Subsidiary of

a Loan
Party which would have a Material Adverse Effect.
SECTION 4.16
Contracts.

No Loan Party

is a party

to any contract

or agreement, or

subject
to any charge,

corporate, partnership or limited

liability company restriction, judgment,

injunction, decree, rule,
regulation or order of any court or governmental authority, which has or would have a Material Adverse Effect.
SECTION 4.17
Subsidiaries.

Each

of

the

Loan

Parties’

Subsidiaries

is

a

corporation,
partnership

or

limited

liability

company

(or

in

the

case

of

Cedar

Hill

National

Bank,

a

national

bank)

duly
organized, validly existing

and in good

standing under

the laws

of its jurisdiction

of incorporation

or organization,
as the case may be,

is duly qualified to transact

business in every jurisdiction where, by

the nature of its business,
such qualification is

necessary,

and has all

organizational powers and

all governmental licenses,

authorizations,
consents and approvals required to carry on its business as now conducted, except to the extent that the failure to
comply therewith could not,

in the aggregate, have a

Material Adverse Effect.

As of the Closing Date,

no Loan
Party has

any Subsidiaries

except those

Subsidiaries listed

on Schedule

4.17,

which accurately

sets

forth each
such Subsidiary’s complete name and jurisdiction of organization.
SECTION 4.18
Not an Investment Company.

No Loan Party nor any Subsidiary of a Loan
Party is an “investment company”

within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4.19
Public Utility Holding

Company Act.

No Loan Party nor

any Subsidiary of
a Loan Party is

a “holding company”,

or a “subsidiary

company”

of a “holding

company”, or an

“affiliate”

of a
“holding company”

or of a

“subsidiary company”

of a “holding

company”, as such

terms are defined

in the Public
Utility Holding Company Act of 1935, as amended.
SECTION 4.20
Insolvency.

After giving

effect to

the execution

and delivery

of the

Loan
Documents

and

the

making

of

the

Revolving

Credit

Advances

under

this

Agreement,

no

Loan

Party

will

be
“insolvent”, within the meaning of such term as

defined in § 101 of Title 11 of the United States Code or Section
2 of the Uniform Fraudulent Transfer

Act, or any other applicable state law pertaining to

fraudulent transfers, as
each may

be amended

from time

to time,

or be

unable to

pay its

debts generally

as such

debts become

due, or
have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.
SECTION 4.21
Labor

Matters.

There

are

no

significant

strikes,

lockouts,

slowdowns

or
other labor disputes against any Loan Party or any Subsidiary of any Loan Party pending or, to the knowledge of any

Loan Party,

threatened

which would

have a

Material Adverse

Effect.

The hours

worked by

and

payment
made to employees of

the Loan Parties and

each Subsidiary of any

Loan Party have not

been in violation

of the
Fair Labor Standards Act or any other

applicable federal, state or foreign law dealing

with such matters except to
the extent such violation would not have a Material Adverse Effect.
SECTION 4.22
Anti-Terrorism Laws.

None of the Loan

Parties, nor any of

their respective
Subsidiaries, is in violation of any laws relating to terrorism or money laundering, including the Patriot Act.
SECTION 4.23
Compliance

with

Sanctions;

Anti-Money

Laundering

Program;

Anti-
Corruption Laws;

Beneficial Ownership Regulation.
(a)
Neither

Borrower

nor

any

Affiliate

of

Borrower

nor,

to

Borrower’s

knowledge,

any
director, officer,

agent, employee of Borrower or any Affiliate

of Borrower: (i) has used any corporate

funds for
any

unlawful

contribution,

gift,

entertainment

or

other

unlawful

expense

relating

to

political

activity

or

to
influence

official

action;

(ii)

has

made

any

direct

or

indirect

unlawful

payment

to

any

foreign

or

domestic
government

official

or

employee

from

corporate

funds;

(iii)

has

made

any

bribe,

rebate,

payoff,

influence
payment, kickback or other unlawful

payment; or (iv) has violated

or is in violation of

any Anti-Corruption Laws
or

Anti-Money

Laundering

Laws;

and

each of

Borrower

and

each

Affiliate

of

Borrower have

conducted

their
business in compliance with the Anti- Corruption Laws and Anti-Money Laundering Laws.
(b)
Neither:

(i)

Borrower,

any

Affiliate

of

Borrower,

nor,

to

Borrower’s

knowledge,

any

of
their respective directors,

officers, agents, employees

or Affiliates; nor

(ii) to Borrower’s

knowledge, any agent
or representative of Borrower

or any such Affiliate that

will act in any

capacity in connection with

any Revolving
Credit Advances

or that will

benefit from

any Revolving Credit

Advances: (A) is

a Sanctioned Person

or is owned
or controlled

by a

Sanctioned Person;

(B) has

any assets

located in

a Sanctioned

Country; (C)

directly or

indirectly
derives

revenues

from

investments

in,

or

transactions

with,

Sanctioned

Persons;

or

(D)

has

taken

any

action,
directly or indirectly, that violates any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws.
(c)
No proceeds

of any

Revolving Credit

Advance have

been used,

directly or

indirectly,

by
Borrower or any Affiliate of

Borrower or any of

their respective directors, officers, agents, employees,

Affiliates,
agents or representatives for the purpose of funding, financing or facilitating any activity, business or transaction
of or

with any

Sanctioned Person,

or of,

with or

in any

Sanctioned Country,

including, but

not limited

to, any
payment (directly

or indirectly)

to a

Sanctioned Person

or a

Sanctioned Country,

or that

violates any

Sanctions
applicable to any party hereto.

ARTICLE V
COVENANTS
The Loan Parties agree, jointly and severally,

that, so long as any Bank has any Revolving Credit
Commitment hereunder or any Letter of Credit is

outstanding or any amount payable under any

Note or Letter of
Credit Advance remains unpaid:
SECTION 5.01
Information.

Borrower will deliver to each of the Banks:
(a)
As

soon

as

practicable

and

in

any

event

45

days

after

the

close

of

each

Fiscal

Quarter
(except the fourth Fiscal Quarter in each

Fiscal Year) of Borrower,

a consolidated balance sheet of Borrower and
its Subsidiaries

as of

the close

of such

Fiscal Quarter

and consolidated

statements of

income, retained

earnings
and cash flows for

that Fiscal Quarter and

for the portion of

the Fiscal Year

then ended, prepared in

accordance
with GAAP,

applied on a basis consistent with that of the preceding period or containing disclosure of the effect
on

the

financial

position

or

results

of

operation

of

any

change

in

the

application

of

accounting

principles

and
practices during the period and certified by the chief financial officer of Borrower;
(b)
As soon as practicable and

in any event within 120 days

after the close of each Fiscal

Year
of Borrower an audited consolidated balance sheet of Borrower and its Subsidiaries as of the close of such Fiscal
Year,

and an audited consolidated statement of income, retained earnings and cash flows prepared in accordance with GAAP, each audited by PricewaterhouseCoopers LLP or such other independent certified public accountant
reasonably acceptable

to the

Agent in

accordance

with GAAP,

applied on

a basis

consistent with

those of

the
preceding Fiscal Year or containing disclosure of

the effect on the financial

position or results

of operation of any
change in the application of accounting principles and

practices during the Fiscal Year; such financial statements
shall be accompanied by

a report thereon by

such certified public

accountants, containing an opinion

that is not
qualified with

respect to

scope, limitations

or accounting

principles followed

by Borrower

and its

Subsidiaries
not being in accordance with GAAP,

all in a form reasonably acceptable to Agent and the Banks;
(c)
Borrower

shall

notify

the

Agent

and

each

Bank

that

previously

received

a

Beneficial
Ownership Certification

(or a

certification that

Borrower qualifies

for an

express exclusion

to the

“legal entity
customer” definition under

the Beneficial

Ownership Regulation)

of any

change in the

information provided

in
the Beneficial

Ownership Certification

that would

result in

a change

to the

list

of beneficial

owners identified
therein (or,

if applicable,

Borrower ceasing

to fall

within an

express exclusion

to the

definition of

“legal entity
customer” under

the Beneficial

Ownership Regulation)

and (c)

promptly upon

the reasonable

request of

the Agent
or any Bank,

provide the Agent or

directly to such Bank,

as the case may

be, any information or documentation
requested by it for purposes of complying with the Beneficial Ownership Regulation;
(d)
As soon as practicable and in any event

within 60 days after the close of

each Fiscal Year
of

Borrower,

an

operating

and

capital

budget

of

Borrower

and

its

Subsidiaries

for

the

ensuing

four

(4)

Fiscal
Quarters;

(e)
Concurrently with the delivery of the financial statements described in subsections (a) and
(b) above, a certificate

(a “Compliance Certificate”) from

Borrower, substantially in the form of

Exhibit F hereto,
by

a

Designated

Officer

(i)

certifying

to

the

Banks

that

the

Loan

Parties

have

kept,

observed,

performed

and
fulfilled in all material respects each and every

covenant, obligation and agreement binding upon any Loan

Party
contained in

this

Agreement

or the

other

Loan

Documents, (ii)

calculating the

financial covenants

set forth

in
Sections 5.03 and

5.05 hereof, (iii)

setting forth the

identity of the Subsidiaries

of Borrower on

the date of

such
certificate; and

(iv) certifying

to the

Banks that

no Event

of Default

or Default

has occurred,

or specifying

any
such Event of Default or Default;

(f)
within 5 Domestic

Business Days after a

Loan Party becomes aware

of the occurrence

of
any Default, if such Default

is then occurring, a certificate of

a Designated Officer of

Borrower setting forth the
details thereof and the action which Borrower is taking or proposes to take with respect thereto;
(g) promptly upon the mailing thereof to the shareholders of any Loan Party generally, copies of all financial statements, reports and proxy statements so mailed;
(h)
to the

extent not

otherwise publicly

available promptly

upon the

filing thereof,

copies of
all

registration

statements

(other

than

the

exhibits

thereto

and

any

registration

statements

on

Form

S-8

or

its
equivalent) and annual, quarterly or monthly reports which any Loan Party shall have filed with the SEC;
(i)
if and when any

Loan Party or any

member of the Controlled Group

(i) gives or is required
to give notice to the PBGC of any

“reportable event”

(as defined in Section 4043 of ERISA) with

respect to any
Plan which might

constitute grounds for

a termination of

such Plan under

Title IV of

ERISA, or knows

that the
plan administrator of any Plan has given

or is required to give notice of

any such reportable event, a copy

of the
notice of

such reportable

event given

or required

to be

given to

the PBGC;

(ii) receives

notice of

complete or
partial withdrawal liability

under Title IV of

ERISA, a copy

of such notice;

or (iii) receives

notice from the

PBGC
under Title

IV of

ERISA

of an

intent to

terminate

or

appoint a

trustee

to

administer any

Plan,

a

copy of

such
notice;
(j)
promptly,

but

in

no

event

later

than

three

Domestic

Business

Days

after

a

Designated
Officer

of

any

Loan

Party

obtains

knowledge

thereof,

give

written

notice

to

the

Agent

of:

(a)

any

material
litigation or proceeding brought against any

Loan Party, whether or not the claim is considered

by any such Loan
Party to be covered

by insurance (for the purpose

hereof, any litigation against any

Loan Party seeking to

recover
$2,500,000 or more in

damages shall be deemed

material); (b) any written

notice of a violation

received by any
Loan Party from

any governmental regulatory

body or law

enforcement authority which,

if such violation

were
established, would have a Material Adverse Effect; (c) any labor controversy that has resulted in a strike or other
work action

that might

reasonably be

expected to

have a

Material Adverse

Effect; (d)

any attachment,

Lien, or
levy that may

be placed

on or assessed

against or

threatened against any

Loan Party,

or any property

of a

Loan
Party, other than

Permitted Liens; (e) any judgments or orders involving

cost to the Loan Parties in

aggregate of
more than

$2,500,000 in

any Fiscal

Year;

(f) any

Event of

Default; and

(g) any

other matter

that has

or would
have a Material Adverse Effect; and
(k)
from time to time such additional

information regarding the financial position or business
of the

Loan Parties

and their

respective Subsidiaries

as the

Agent, at

the request

of any

Bank, may

reasonably
request.
SECTION 5.02
Inspection

of

Property,

Books

and

Records.

Borrower

will

(i)

keep,

and
will cause each Subsidiary to

keep, proper books of

record and account in

which full, true and

correct entries in
conformity with

GAAP and applicable

law shall be

made of

all dealings

and transactions in

relation to its

business
and

activities;

(ii)

permit,

and

will

cause

each

Subsidiary of

the

Loan Parties

to

permit,

with

reasonable

prior
notice and at reasonable times, the Agent or

its designee, at the expense of the

Loan Parties, to perform periodic
field audits and investigations of

the respective Loan Parties, provided, however,

that if no Event of

Default has
occurred and

is continuing,

no more

than one

(1) examination

per calendar

year shall

be at

the expense

of the
Loan

Parties;

and

(iii)

permit,

and

will

cause

each

Subsidiary

to

permit,

representatives

of

any

Bank

at

such
Bank’s expense prior to the occurrence of an Event of Default and at Borrower’s expense after the occurrence of an Event

of Default

to visit

and inspect

any of

their respective

properties, to

examine and

make abstracts

from
any of their respective books and records and to discuss their respective affairs,

finances and accounts with their
respective

officers,

employees

and

upon

the

consent

of

such

Loan

Party,

which

shall

not

be

unreasonably
withheld, its independent public accountants

(and by this provision each

Loan Party authorizes said accountants
to discuss the

finances and affairs

of such

Loan Party and

to provide said

accountants with such

further written

authorization

as

they

may

require),

upon

reasonable

notice

and

at

reasonable

times

and

as

often

as

may

be
reasonably requested.

The Loan Parties agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and during business hours and as often as may reasonably be desired.
SECTION 5.03
Minimum EBITDAR

Coverage Ratio.

Commencing as

of the

last day

of
the first

Fiscal Quarter

of Fiscal

Year

2022, and

in each

case continuing

on the

last day

of each

Fiscal Quarter
ending thereafter, the Minimum EBITDAR Coverage Ratio shall not be less than 1.15 to 1.0.
SECTION 5.04
Acquisitions.

(a)
No Loan Party nor any Subsidiary

of a Loan Party shall make an Acquisition

unless (i) the
Acquisition has been approved and recommended by the

board of directors of the Person

to be acquired or from
which such assets or

business is to be

acquired and the line

or lines of business

of the Person to

be acquired are
the same as or reasonably related

to one or more line or

lines of business in which the

Loan Party is engaged on
the Closing

Date, (ii)

no Default

or Event

of Default

shall have

occurred and

be continuing

either immediately
prior to or immediately after giving effect

to such Acquisition, (iii) the Person

acquired shall be a Subsidiary,

or
be merged into a

Loan Party, immediately upon consummation of

the Acquisition (or if

assets are being acquired,
the acquiror

shall be

a Loan

Party), and

(iv) after

giving effect

to such

Acquisition: (A)

the aggregate

Costs of
Acquisition incurred by any Loan Party or any Subsidiary of a Loan Party in any single transaction or in a series of related transactions shall not

exceed $50,000,000; and (B) the aggregate

Costs of Acquisition incurred by

the
Loan Parties and all Subsidiaries of the

Loan Parties during any Fiscal Year

shall not exceed $75,000,000 in the
aggregate.
(b)
Not

less

than

ten

(10)

Domestic

Business

Days

prior

to

the

consummation

of

any
Acquisition permitted under Section

5.04(a) with respect to

which the Costs of

Acquisition exceeds $10,000,000,
Borrower shall

have delivered

to the

Agent and

each Bank

pro forma

financial statements

demonstrating that

none
of

the

financial

covenants

set

forth

in

Sections

5.03

and

5.05

will

be

violated

after

giving

pro

forma

effect
(calculated pursuant to Section 1.08) to such Acquisition.
SECTION 5.05
Minimum

Consolidated Tangible

Net Worth.

Consolidated Tangible

Net
Worth shall at no

time be

less than the

sum of

(a) $190,000,000,

plus, (b) if

Net Income

for any

Fiscal
Ye ar ending
January 28,

2023 and thereafter

is a positive

number, an amount equal

to 15% of

Net Income for

such Fiscal Year,
(c) minus, the

minimum threshold for shares

repurchased to offset dilution

from Borrower’s equity compensation
plans, not to exceed $10,000,000 per Fiscal Year

ending after January 29, 2022.
SECTION 5.06
Restrictions on Dividends,

etc.

No Loan

Party nor any

Subsidiary of a

Loan
Party shall:
(a)
with respect

to Borrower, declare

or pay

any dividends

(other than

dividends payable

solely
in its own Capital Stock) upon any of its

Capital Stock unless, at such time, no Default or Event

of Default shall
exist or would exist immediately after the payment of such dividend; or
(b)
repurchase shares

of its

own Capital

Stock (or

options or

rights to

acquire its

Capital Stock),
provided, however, that Borrower

or any Subsidiary

may purchase shares

of its own

capital stock unless

a Default
or Event of Default exists or would exist immediately after payment for any such purchase; or
(c)
with respect to

Borrower, make

any other distribution

of property or

assets (other than as
provided in paragraphs (a) and (b) of this Section 5.06) among the holders of shares of its Capital Stock.
SECTION 5.07
Banking

Relationship.

The

Loan

Parties

shall

transfer

their

primary
demand deposit

accounts and

cash management

accounts for

operations in

the United

States to

the Agent

and,
thereafter, shall maintain their primary demand deposit accounts and cash management accounts with the Agent.

The timing

for such

transfer shall

be made

in good

faith and

in the

Loan Parties’

commercially reasonable

business
judgement.

SECTION 5.08
Intentionally Omitted.

SECTION 5.09 Intentionally Omitted.
SECTION 5.10
Investments.

No Loan Party nor

any Subsidiary of a Loan

Party shall make
Investments in any Person except:

(a)
Acquisitions permitted under Section 5.04;

(b)
Investments by Borrower in any Subsidiary or

by any Subsidiary in Borrower or any other
Subsidiary;

(c)
cash

and

Investments

made

in

accordance

with

Borrower’s

Investment

Policy,

as

such
Investment

Policy

may

be

amended

or

modified

from

time

to

time

in

Borrower’s

commercially

reasonable
judgment and upon notice to the Agent;
(d)
loans and

advances to

employees of

a Loan

Party for

reasonable travel

and business

and
relocation expenses in the ordinary course of business;

(e)
loans to

officers, directors

and employees

so that

such officers,

directors and

employees
may

acquire

common

stock

of

Borrower

(so

long

as

no

Cash

is

actually

advanced

by

Borrower

or

any

of

its
Subsidiaries in connection with such loans);
(f) Borrower may enter into Hedge Agreements to the extent permitted by Section 5.27(h);
(g)
extensions of trade credit in the ordinary course of business;

(h)
prepaid expenses incurred in the ordinary course of business;

(i)
Investments received in connection with the bankruptcy or

reorganization of suppliers and
customers

and

in

good

faith

settlement

of

delinquent

obligations

of,

and

other

disputes

with,

customers

and
suppliers arising in the ordinary course of business;
(j) Guarantees permitted by Section 5.27(g);
(k)
Investments in promissory notes

and other non-cash consideration

received in connection
with any asset sale permitted under clause (vi) of Section 5.14;

(l) Investments in existence on the date hereof and described in Schedule 5.10;
(m)
Investments

of

any

Person

existing

at

the

time

such

Person

becomes

a

Subsidiary

or
consolidates or

merges

with Borrower

or any

Subsidiary (including

in connection

with Acquisitions

permitted
under Section

5.04), so

long as

such

Investments were

not made

in contemplation

of such

Person becoming

a
Subsidiary or of such merger;
(n)
Investments

consisting

of

real

property

and

cash

to

pay

for

incidental

expenses

in
connection with the Fort Mill Land; and
(o)
Investments not

otherwise permitted

under this

Section 5.10

in an

aggregate amount

not
exceeding $15,000,000 at any one time; provided that any Investment made pursuant to this Section 5.10(o) that

is

subsequently

sold

for

cash

or

otherwise

cancelled,

liquidated

or

repaid

for

cash

or

made

in

any

entity

that
subsequently becomes

a Subsidiary,

the initial

amount of

such Investment

shall not

be included

in this

Section
5.10(o).
SECTION 5.11
Negative Pledge.

No Loan

Party nor

any Subsidiary

of a

Loan Party

will
create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:
(a)
Liens

imposed

by

law,

such

as

carriers’,

warehousemen’s,

landlord’s

and

mechanics’
Liens, in each case, incurred in the ordinary course of business;
(b)
Liens

incurred

in

the

ordinary

course

of

business

in

connection

with

worker’s
compensation,

unemployment

insurance

or

other

forms

of

governmental

insurance

or

benefits

or

to

secure
obligations on surety or appeal bonds;
(c)
Liens

for

current

taxes

(including

income

withholding

taxes),

assessments

or

other
governmental charges

that are

(i) not

delinquent or

remain payable

without any

penalty or

(ii) less

than $5,000,000
in the aggregate,

or (iii) being

contested in good

faith and with

due diligence by

appropriate proceedings, if

the
affected

Loan Party

has

established adequate

reserves with

respect thereto

in accordance

with

GAAP

or,

with
respect

to

liens

arising

in

connection

with

income

tax

withholding,

such

Loan

Party

has

established

adequate
reserves with respect thereto;
(d)
statutory

liens

of

banks

and

other

financial

institutions

arising

during

the

collection

of
instruments in the ordinary course of business;
(e)
pledges

or

deposits

in

the

ordinary

course

of

a

Loan

Party’s

business

to

secure

the
performance of leases or contracts entered into in the ordinary course of business;
(f)
Liens upon any

assets subject to

a Capital Lease

and securing payment

of the obligations
arising under such Capital Lease and

any liens upon any equipment

subject to an equipment operating lease

and
securing payment of the obligations arising under such lease;
(g)
zoning

restrictions,

easements,

licenses,

landlord’s

liens

or

restrictions

on

the

use

of
property which do not materially

impair the use of such properly

in the operation of the business

of a Loan Party;
(h)
Liens securing the

purchase price of

assets attaching only

to such assets

securing aggregate
Debt of Loan Parties and their Subsidiaries not in excess of $5,000,000;
(i)
attachment,

judgment

or

similar

Liens

arising

in

connection

with

court

proceedings;
provided, that the

execution or other

enforcement of such

Liens with respect

to judgments or

decrees involving
in the aggregate

a liability of

$5,000,000 or more

is effectively stayed

and the claims

secured thereby are

being
actively contested in good faith by appropriate proceedings and Borrower or any Subsidiary,

as the case may be,
shall have set aside on its books, if required by GAAP,

appropriate reserves for such Liens;
(j)
any Lien

securing any

obligations and

liabilities arising

under or

in connection

with any
cash management

arrangements entered

into in

the ordinary

course of

business prior to,

on or

after the

date hereof,
including, without

limitation,

any netting

or

set-off

system for

the

calculation

of

interest

with

respect to

debit
balances and credit balances under such arrangements;

provided that the assets subject to any such

Lien shall be
limited

to

the

assets

held

from

time

to

time

at

the

financial

institution

providing

such

cash

management
arrangements;
(k)
Liens arising

in the

ordinary course

of business

solely with

respect to

cash, cash

equivalents
and Investments permitted by Section 5.10(c)

in favor of a creditor

depositary institution solely by virtue

of any

statutory or common law provision relating

to banker’s liens, rights of set-off or similar rights and

remedies as to
deposit accounts or other funds maintained with such creditor depository institution;
(l)
(a) leases,

licenses, subleases or

sublicenses granted to

other Persons

in the ordinary

course
of business which do not (i) interfere in any

material respect with the business of of Borrower

or any Subsidiary
or (ii) secure any Debt for borrowed money or (b) the rights reserved or vested in any Person by the terms of any
lease,

license,

franchise,

grant

or

permit

held

by

Borrower

or

any

Subsidiary

or

by

a

statutory

provision,

to
terminate

any

such

lease,

license,

franchise,

grant

or

permit,

or

to

require

annual

or

periodic

payments

as

a
condition to the continuance thereof;

(m)
Liens arising out

of conditional

sale, title retention,

consignment or similar

arrangements
for sale of goods entered into

by Borrower or any Subsidiary

in the ordinary course of business

to the extent such
Liens do

not attach

to any

assets other

than the

goods subject

to such

arrangements and

are not

intended as

security
for financing transactions;
(n)
Liens on Cash

securing letters of

credit issued to

secure a customs

bonds in an

aggregate
amount not exceeding $2,000,000;
(o) Liens not described in subclauses (a) through (n) above or subclause (m) below that relate to liabilities not in excess of $2,000,000 in the aggregate; and
(p)
Liens on the

documents to be

presented under documentary

trade letters of

credit permitted
under Section 5.27(n)

(and the inventory

the purchase, shipment

or storage price

of which is

supported by such
documentary trade letters

of credit), so long

as such

Liens are extinguished when

such inventory is

delivered to
the Loan Parties

and provided that

such Liens secure

only the reimbursement

obligations of the

Loan Parties in
respect of such documentary trade letters of credit.
SECTION 5.12
Fundamental

Changes.

No

Loan

Party

will,

nor

will

it

permit

any
Subsidiary

to,

merge

into

or

consolidate

with

any

other

Person,

or

permit

any

other

Person

to

merge

into

or
consolidate with it, or otherwise

sell or transfer all or

substantially all of its assets,

or all or substantially all

of the
stock of any of its Subsidiaries (in each

case, whether now owned or hereafter acquired), or liquidate or dissolve,
except

that,

if

at

the

time

thereof

and

immediately

after

giving

effect

thereto

no

Event

of

Default

shall

have
occurred and

be

continuing, (i)

any Subsidiary

may merge

into

or consolidate

with Borrower

or

another

Loan
Party in

a transaction

in which

Borrower or

such Loan

Party is

the surviving

entity,

(ii) any

Loan Party

(other
than Borrower) may merge into or consolidate with

any other Loan Party in a transaction in

which the surviving
entity is

a Loan

Party,

(iii) any

Subsidiary that

is not

a Loan Party

may merge

into or

consolidate with

another
Subsidiary that is not a

Loan Party,

and (iv) any Subsidiary may

liquidate or dissolve if

Borrower determines in
good

faith

that

such

liquidation

or

dissolution

is

in

the

best

interests

of

Borrower

and

is

not

materially
disadvantageous to the Banks.
SECTION 5.13 Intentionally Omitted.
SECTION 5.14
Sales of Assets.

No Loan Party will, nor will

it permit any Subsidiary of a
Loan

Party

to,

sell,

lease

or

otherwise

transfer

any

asset,

except

(i)

sales,

transfers,

leases,

licenses

or

other
dispositions

of

inventory

for

fair

value

in

the

ordinary

course

of

business,

(ii)

the

sale,

exchange

or

other
disposition of

cash, cash

equivalents and

other Investments,

(iii) the

sale, lease

or other

disposition of

assets to
Borrower or any Subsidiary

and so long as

no Event of Default

shall have occurred and

be continuing or would
result

therefrom,

(iv)

the

sale,

exchange

or

other

disposition

in

the

ordinary course

of

business

of

equipment,
capital assets or property no longer used or useful, or that is obsolete, redundant, worn-out, expired or surplus, in
the ordinary

course of

business, (v)

dispositions resulting

from any

casualty or

other damage

to, or

any taking
under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Borrower or any Subsidiary

,

and (vi)

during any

Fiscal Year

and to

the extent

not otherwise permitted

under this

Section

5.14, a

transfer,

lease or

other disposition

of assets;

provided that

the aggregate

fair market

value

of all

assets
disposed of in

reliance on this

clause (vi) during

any such Fiscal

Year shall not exceed 10% of

Consolidated Total
Assets at the end of the most recent Fiscal Year

immediately preceding such Fiscal Year

.
SECTION 5.15
Use

of

Proceeds.

No

portion

of

the

proceeds

of

the

Revolving

Credit
Advances will

be used

by Borrower

or any

Subsidiary (i)

in connection

with, either

directly or

indirectly,

any
tender offer

for, or

other acquisition

of, stock of

any corporation with

a view towards

obtaining control of

such
other

corporation

(other

than

an

Acquisition

permitted

under

Section

5.04),

(ii)

directly

or

indirectly,

for

the
purpose, whether immediate,

incidental or ultimate,

of purchasing or

carrying any Margin

Stock which

violates
Regulation T,

U or X,

or (iii) for

any purpose in violation

of any applicable

law or regulation.

The proceeds of
the Revolving Credit Advances shall be used for general corporate purposes and working capital.
SECTION 5.16
Compliance with Laws;

Payment of Taxes.

Each Loan Party will, and will
cause each Subsidiary of a Loan Party

and each member of the Controlled

Group to: (a) comply with applicable
laws

(including

but

not

limited

to

ERISA),

regulations

and

similar

requirements

of

governmental

authorities
(including but not

limited to PBGC),

except where the

necessity of such

compliance is

being contested in

good
faith

through

appropriate

proceedings

diligently

pursued

or

except

to

the

extent

that

the

failure

to

comply
therewith could

not be

expected to

have a

Material Adverse

Effect;

(b) make

timely payment

of contributions
required to meet the minimum funding standards set forth

in ERISA with respect to any Plan; (c)

promptly, upon
the request

of any

Banks,

furnish to

the

Agent and

the Banks

copies

of

any annual

report

required

to be

filed
under ERISA in connection with any

Plan; (d) not take any action or

fail to take action, the result

of which action
or inaction could be a material liability of any Loan

Party to the PBGC or to a Multiemployer Plan; (e)

notify the
Agent and the Banks

as soon as

practicable of any Reportable

Event and of any

additional act or condition

arising
in connection with any Plan which any

Loan Party believes might constitute grounds

for the termination thereof
by the

PBGC or

for the

appointment by

the appropriate

United States

District Court

of a

trustee to

administer
such plan; and (f) observe and remain in compliance with all licenses, permits, franchises or other authorizations necessary to the ownership of its properties or the conduct of its business, and all covenants and conditions of all
agreements and instruments

to which a

Loan Party is

a party,

except where the

necessity of such

compliance is
being contested in good faith

through appropriate proceedings diligently pursued

or except to the extent

that the
failure to comply therewith could not be expected to

have a Material Adverse Effect.

Each Loan Party will, and
will

cause

each

Subsidiary

of

a

Loan

Party

to,

pay

promptly

when

due

all

taxes,

assessments,

governmental
charges, claims

for labor,

supplies, rent and

other obligations which,

if unpaid, might

become a lien

against the
property of

a Loan

Party or

any Subsidiary

of a

Loan Party,

except liabilities

being contested

in good

faith by
appropriate proceedings diligently pursued and against which, if requested by the Agent, Borrower shall have set
up reserves in accordance

with GAAP or

except outstanding liabilities,

in the aggregate at

any one time,

of less
than $10,000,000.

No Loan Party shall

participate in any Prohibited

Transaction which

could subject any Loan
Party to any material civil

penalty under ERISA or material

tax under the Code.

Each Loan Party shall furnish

to
Banks upon

any Bank’s

request such

additional information

about any

Plan or

other employee

benefit

plan as
may be reasonably requested by such Bank.

The Plans shall be operated in such a manner that none of

the Loan
Parties

will

incur

any

material

tax

liability

under

Section

4980B

of

the

Code

or

any

material

liability

to

any
qualified beneficiary as defined in Section 4980B.
SECTION 5.17
Insurance.

Notwithstanding

any

provision

in

any

other

Loan

Documents
requiring specified types or amounts of insurance, each Loan

Party will maintain, and will cause each Subsidiary
of

a

Loan

Party

to

maintain

(either

in

the

name

of

such

Loan

Party

or

in

such

Subsidiary’s

own

name),

with
financially sound

and reputable

insurance companies,

worker’s compensation

insurance, liability insurance

and
insurance on its

properties, assets

and business, now

owned or hereafter

acquired, against

such casualties,

risks
and

contingencies,

and

in

such

types

and

amounts

as

shall

be

selected

by

management

of

Borrower

in

its
reasonable discretion and

as are customarily

maintained by

prudent companies

similarly situated

in Borrower’s
industries.

SECTION 5.18
Change

in

Fiscal

Year

.

Each

Loan

Party

will

not

change

its

Fiscal

Year
without the consent of the Required Banks.
SECTION 5.19
Maintenance

of

Property.

Each

Loan

Party

will,

and

will

cause

each
Subsidiary to, keep

and maintain all

property material to

the conduct of

its business

in good working

order and
condition, except (i) ordinary wear and tear and obsolescence and (ii) the occurrence of casualty events.
SECTION 5.20
Intentionally Omitted.

SECTION 5.21
Environmental Matters.

No Loan Party or

any Subsidiary of

a Loan Party
will,

nor

will

any

Loan

Party

permit

any

Third

Party

to,

use,

produce,

manufacture,

process,

treat,

recycle,
generate,

store,

dispose

of,

manage

at,

or

otherwise

handle

or

ship

or

transport

to

or

from

the

Properties

any
Hazardous Materials except for

Hazardous Materials used, produced,

manufactured, processed, treated, recycled,
generated,

stored,

disposed,

managed

or

otherwise

handled

in

the

ordinary

course

of

business

and

in

material
compliance with all applicable Environmental Requirements.
SECTION 5.22 Intentionally Omitted.
SECTION 5.23 Intentionally Omitted.
SECTION 5.24
Transactions with

Affiliates.

No Loan Party nor

any Subsidiary of a

Loan
Party shall

enter into,

or be

a party

to, any

transaction with

any Affiliate of

a Loan

Party or

such Subsidiary

(which
Affiliate

is not

a

Loan Party

or

a Subsidiary

of

a

Loan Party),

except as

permitted by

law

and in

the ordinary
course of business and pursuant to

reasonable terms which are fully disclosed

to the Agent and the Banks

and are
no

less

favorable

to

the

Loan

Party

or

such

Subsidiary

than

would

be

obtained

in

a

comparable

arm’s

length
transaction with a

Person which is

not an Affiliate;

provided, however, that nothing

contained in this

Section shall
prohibit:

(A)

transactions

under

incentive

compensation

plans,

stock

option

plans

and

other

employee

benefit
plans, and loans and advances from any Loan Party or any subsidiary of a Loan Party to its officers, in each case that have been approved by

the board of directors, or a

committee thereof, of any Loan

Party or any subsidiary of
a Loan Party,

and subject to any other

applicable limitations and restrictions set

forth in this Agreement, (B) the
payment

by

any

Loan

Party

of

reasonable

and

customary

fees

to

members

of

its

board

of

directors,

and

(C)
transactions among

Borrower

and its

Subsidiaries

(provided that

such

transactions

shall remain

subject

to any
other applicable limitations and restrictions set forth in this Agreement).
SECTION 5.25
No

Restrictive

Agreement.

No

Loan Party

will,

nor

will

any

Loan Party
permit any

of its Subsidiaries

to, enter into,

after the date

of this Agreement,

any indenture, agreement,

instrument
or

other

arrangement

that,

directly

or

indirectly,

prohibits

or

restrains,

or

has

the

effect

of

prohibiting

or
restraining,

or

imposes

materially

adverse

conditions

upon,

any of

the

following

by a

Loan

Party

or

any such
Subsidiary: (a)

the declaration

or payment

of Restricted

Payments or

other distributions

in respect

of Capital

Stock
of the

Loan Party

or any

Subsidiary or

(b) the

prompt payment

and performance

of the

Obligations when

due,
including, without limitation, the amounts due under the Notes, according to the terms of this Agreement and the
other Loan Documents.
SECTION 5.26
Additional

Domestic

Subsidiaries.

Borrower

will

cause

each

Person

that
becomes a Wholly Owned Domestic Subsidiary after the Closing Date to promptly, but no later than twenty (20)
Domestic

Business

Days

(as

such

date

may

be

extended

by

the

Agent)

after

the

date

on

which

such

Person
becomes a Wholly Owned

Domestic Subsidiary (other

than any Wholly

Owned Domestic Subsidiary that

owns
any portion

of the

Fort Mill

Land), to

become a

Guarantor by

way of

execution of

a Joinder

Agreement, in

the
form attached

hereto as

Exhibit G.

Borrower shall

also cause

the items

specified in

Section 3.01(e)

to be

delivered
to the

Agent concurrently

with the

instrument referred

to above,

modified appropriately

to refer

to such

instrument
and such Subsidiary.

SECTION 5.27
Additional Debt.

No Loan

Party or

Subsidiary of a

Loan Party

shall directly
or indirectly issue, assume, create,

incur or suffer to exist any

Debt or the equivalent (including

obligations under
Capital Leases), except for:

(a)
the Obligations

owed to

the Agent

and

Banks under

this

Agreement and

the

other

Loan
Documents;
(b)
the

Debt

existing

and

outstanding

on

the

Closing

Date

of

the

Loan

Parties

set

forth

in
Schedule 5.27 hereto (and renewals, refinancings and extensions thereof so long as the principal amount of such
Debt is not increased);
(c)
aggregate Debt of

the Loan Parties

and their Subsidiaries

secured by Liens

permitted under
Section 5.11(h);
(d)
Debt

assumed

in

connection

with

any

merger,

acquisition

or

consolidation

permitted
pursuant to Section 5.14 or 5.04 so

long as (i) such assumed Debt

does not exceed in the aggregate

$20,000,000
and (ii) any such Debt exceeding $1,000,000 ranks no higher than pari passu with respect to the Obligations;
(e) Debt permitted pursuant to Section 5.10;
(f)
endorsement of instruments

or items of

payment for deposit

to the general

account of the
Loan Parties or for delivery to Banks on account of the Obligations of Loan Parties;

(g)
Guarantees of

Debt permitted

by this

Section 5.27

and other

Guarantees in

an aggregate
amount of no more than $15,000,000;
(h)
obligations

(contingent

or

otherwise)

of

Borrower

or

any

Guarantor

existing

or

arising
under

any

Hedge

Agreement;

provided

that

such

obligations

are

(or

were)

entered

into

by

such

Person

in

the
ordinary course

of business

for the

purpose

of directly

mitigating risks

associated with

interest rate

or foreign
currency fluctuations and not for purposes of speculation;
(i)
the incurrence by

Borrower or any

Subsidiary of Debt

in respect of

workers’ compensation
claims, self-insurance

obligations, bankers’

acceptances, performance

and surety

bonds and

similar obligations
in the ordinary course of business;
(j)
the incurrence by

Borrower or any

Subsidiary of

Debt owing under

overdraft facilities

in
connection with cash management arrangements and other bank product obligations;
(k)
the

incurrence

by

Borrower

or

any

Subsidiary

of

Debt

in

respect

of

Subordinated
Debentures so long as no Default or Event of Default results from the incurrence thereof;
(l) the incurrence by Borrower or any Subsidiary of Debt in respect of store leases;
(m)
other

Debt

for

borrowed

money

not

otherwise

permitted

under

this

Section

5.27,

the
aggregate outstanding principal amount of which shall not, at any time, exceed $25,000,000; and
(n)
reimbursement obligations

in

respect

of

letters

of

credit

to

provide

security

for

customs
bonds or

to

purchase inventory

in the

ordinary course

of business,

provided that

the stated

amount of

all such
letters of credit shall not exceed $35,000,000 in the aggregate.
SECTION 5.28 Intentionally Omitted.
SECTION 5.29 Intentionally Omitted.

SECTION 5.30 Intentionally Omitted.
SECTION 5.31
Compliance

with

Anti-Corruption

Laws

and

Sanctions.

Borrower

will
maintain in effect

and enforce policies

and procedures designed

to promote and

achieve compliance by

Borrower,
its Subsidiaries and their respective directors, officers, employees and agents with all applicable Anti-Corruption
Laws, Anti-Money Laundering Laws

and Sanctions.

Borrower and its Subsidiaries

shall comply at all

times with
all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
SECTION 5.32
Capital Expenditures.

Capital Expenditures will not at any time

exceed an
aggregate amount of

$50,000,000 during

any Fiscal

Year,

commencing with

the Fiscal Year

ended January 28,
2022.

If Borrower and the Subsidiaries do not utilize the entire

amount of Capital Expenditures permitted in any
Fiscal Year,

Borrower and the Subsidiaries

may carry forward to

the immediately succeeding Fiscal Year 50% of
such

unutilized

amount

of

Capital

Expenditures

(with

Capital

Expenditures

made

by

Borrower

and

the
Subsidiaries in such succeeding Fiscal Year

applied first to such carried forward amount).
ARTICLE VI
DEFAULTS
SECTION 6.01 Events

of Default.

If one or

more of the

following events

(“Events of Default”)
shall have occurred and be continuing:
(a)
Borrower shall

fail to

pay when

due

any principal

of any

Revolving

Credit Advance,

or
shall fail to pay when due any reimbursement for any amount

disbursed under a Letter of Credit within three (3)
Domestic

Business

Days

after

such

reimbursement

shall

become

due,

or

shall

fail

to

pay

any

interest

on

any
Revolving Credit Advance within

five Domestic Business Days

after such interest shall

become due, or any

Loan
Party shall fail

to pay any

fee or other

amount payable hereunder

within ten (10)

Domestic Business Days

after
such fee or other amount becomes due; or
(b)
any Loan

Party shall

fail to

observe, perform

or comply

with any

covenant contained

in
Sections 5.03 to 5.15, inclusive, or Section 5.18 or 5.27; or
(c)
any Loan

Party shall

fail to

observe or

perform any

covenant or

agreement contained

or
incorporated by

reference in

this Agreement

(other than

those covered

by clause

(a) or

(b) above

or clause

(q)
below) for

thirty days

after the

earlier of

(i) the

first day

on which

any Designated

Officer of

a Loan

Party has
knowledge of

such failure

or (ii)

written notice

thereof has

been given

to a

Designated Officer

of Borrower

by
the Agent at the request of any Bank; or
(d)
any representation, warranty, certification or statement made or deemed made by the Loan
Parties

in

Article

IV

of

this

Agreement

or

in

any

financial

statement,

material

certificate

or

other

material
document delivered pursuant to this Agreement

shall prove to have been incorrect

or misleading in any material
respect when made (or deemed made); or
(e)
any Loan Party

or any Subsidiary

of a Loan

Party shall fail to

make any payment

in respect
of Debt outstanding in an aggregate principal amount equal to or greater than $10,000,000 (other than the Notes)
when due or within any applicable grace period; or
(f)
any event or condition shall occur which

results in the acceleration of the maturity

of Debt
outstanding

in

an

aggregate

principal

amount

equal

to

or

greater

than

$10,000,000

of

any

Loan

Party

or

any
Subsidiary of a Loan Party (including without

limitation any mandatory prepayment or purchase

of such Debt by
any Loan

Party (or

its designee)

or such

Subsidiary of

a Loan

Party (or

its designee)

prior to

the scheduled

maturity
thereof), or enables (or, with the giving of

notice or lapse of time or

both, would enable) the holders of

such Debt

or commitment or

any Person acting

on such holders’

behalf to accelerate

the maturity thereof

or terminate any
such commitment (including without limitation any required mandatory prepayment or purchase thereof prior to
the scheduled maturity

thereof), without

regard to whether

such holders or

other Person shall

have exercised or
waived their right to do so; or
(g)
any Loan

Party or

any Subsidiary

of a

Loan Party

(except for

Immaterial Subsidiaries)

shall
commence a voluntary case or other

proceeding seeking liquidation, reorganization or other relief with respect to
itself or its debts under any bankruptcy,

insolvency or other similar law now or hereafter in

effect or seeking the
appointment of a trustee, receiver, liquidator,

custodian or other similar official of it

or any substantial pan of its
property, or shall

consent to any such relief or to the

appointment of or taking possession by any such

official in
an involuntary case or other proceeding

commenced against it, or shall make

a general assignment for the

benefit
of creditors, or shall

fail generally,

or shall admit in

writing its inability,

to pay its debts

as they become due, or
shall take any corporate action to authorize any of the foregoing; or
(h)
an involuntary case

or other proceeding

shall be commenced

against any Loan

Party or any
Subsidiary of a

Loan Party

(except for Immaterial

Subsidiaries)

seeking liquidation, reorganization

or other

relief
with respect to it or its debts

under any bankruptcy,

insolvency or other similar law now

or hereafter in effect or
seeking the

appointment of a

trustee, receiver, liquidator, custodian or

other similar official

of it or

any substantial
part of its

property,

and such involuntary

case or other

proceeding shall remain

undismissed and unstayed

for a
period of 60 days; or

an order for relief shall

be entered against any Loan

Party or any Subsidiary of a Loan

Party
(except for Immaterial Subsidiaries) under the federal bankruptcy laws as now or hereafter in effect; or
(i)
any

Loan Party

or

any

member

of

the

Controlled

Group

shall

fail

to

pay

when

due

any
material amount which it shall

have become liable to pay to

the PBGC or to a

Plan under Title

IV of ERISA; or
notice of

intent to

terminate a

Plan or

Plans shall

be filed

under Title IV

of ERISA

by any

Loan Party, any

member
of the Controlled Group, any plan administrator or any

combination of the foregoing; or the PBGC shall institute
proceedings under

Title

IV of

ERISA to

terminate or

to cause

a trustee

to be

appointed to

administer any

such
Plan or Plans or

a proceeding shall be instituted

by a fiduciary of

any such Plan or

Plans to enforce Section

515
or

4219(c)(5)

of

ERISA

and

such

proceeding

shall

not

have

been

dismissed

within

30

days

thereafter;

or

a
condition shall exist by

reason of which

the PBGC would be

entitled to obtain a

decree adjudicating that any

such
Plan or Plans must be terminated; or
(j)
one or more

judgments or orders for

the payment of money

involving an aggregate amount
equal to or greater than $10,000,000 shall be

rendered against any Loan Party or any Subsidiary

of a Loan Party
and such judgment or order shall not be paid, covered by a reputable and solvent insurance company,

dismissed,
bonded, vacated, stayed or discharged for a period of 30 days; or
(k)
a notice of

lien, levy or assessment

is filed of record

(other than with respect

to a Permitted
Lien)

on

all

or

any portion

of

the

assets

of

any

Borrower

by

the

United

States,

or

any department,

agency or
instrumentality

thereof,

or

by

any

state,

county,

municipal

or

other

governmental

agency,

including,

without
limitation, the Pension Benefit Guaranty Corporation,

or if any taxes owing at

the time or times hereafter

by the
United States

becomes a

Lien or

encumbrance upon

any asset

of any

Loan Party

or any

Subsidiary (other

than
with respect

to Permitted

Liens) and the

same is

not dismissed,

released or

discharged within

30 days

after the
same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may
be made without penalty; or
(l)
(i) any Person or

two or more Persons

acting in concert (other

than John Cato) shall

have
acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act
of 1934)

of 50%

or more

of the

outstanding shares

of the

voting stock

of Borrower;

or (ii)

as of

any date

a majority
of the Board of Directors

of Borrower consists of individuals

who were not either (A)

directors of Borrower as of
the

corresponding

date

of

the

previous

year,

(B)

approved

or

nominated

to

become

directors

by

the

Board

of

Directors of

Borrower of

which a

majority consisted

of individuals

described in

clause (A), or

(C) approved

or
nominated to

become directors

by the

Board of

Directors of

Borrower of

which a

majority consisted

of individuals
described in clause (A) and individuals described in clause (B); or
(m)
any

Loan

Party

is

enjoined,

restrained

or

in

any

way

prevented

by

court

order

from
conducting all or any material part of its business affairs and such action has a Material Adverse Effect;
(n)
[reserved];

(o) [reserved];
(p)
[reserved];

or
(q)
(i) any

of the

Guarantors shall

fail to

pay when

due any

Guaranteed Obligations

or shall
fail to pay any fee or other amount payable hereunder when due; or (ii) any Guarantor shall disaffirm or deny its obligations under Article X,
then,

and

in

every

such

event,

the

Agent

shall

(i)

if

requested

by

the

Required

Banks,

by

notice

to

Borrower
terminate the

Revolving Credit

Commitments and

they shall

thereupon terminate,

(ii) if

requested by

the Required
Banks, by notice to the Issuing Bank, instruct the Issuing Bank to declare an Event of Default under the Letter of
Credit Agreements,

and (iii)

if requested

by the

Required Banks,

by notice

to Borrower

declare the

Notes (together
with

accrued

interest

thereon),

the

Revolving

Credit

Advances,

and

all

other

amounts

payable

hereunder

and
under the other Loan Documents to be,

and the Notes (together with all accrued interest

thereon), the Revolving
Credit Advances, and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately

due and

payable without

presentment, demand,

protest or

other notice

of any

kind, all

of
which are hereby waived by the Loan Parties; provided that if any Event of Default specified in clause (g) or (h)
above occurs with respect to any Loan Party, without any notice to any Loan Party or any other act by the Agent or the

Banks, the

Revolving Credit Commitments

shall thereupon

automatically terminate and

the Notes (together
with accrued

interest thereon)

and all

other amounts payable

hereunder and under

the other Loan

Documents shall
automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of

which are hereby

waived by the

Loan Parties.

Notwithstanding the foregoing,

the Agent

shall have
available to it

all other remedies

at law or

equity,

and shall exercise

any one or

all of them

at the request

of the
Required

Banks.

Notwithstanding

the

foregoing,

the

Agent

shall

have

available

to

it

all

rights

and

remedies
provided under the

Loan Documents and

in addition

thereto, all other

rights and remedies

at law or

equity,

and
the Agent shall exercise any one or all of them at the request of the Required Banks.
SECTION 6.02
Notice of Default.

The Agent shall give notice to Borrower of any Default
under Section

6.01(c) promptly

upon being

requested to

do so

by

any

Bank and

shall

thereupon notify

all the
Banks thereof.
SECTION 6.03
Cash Cover.

If any Event

of Default shall

have occurred and

be continuing,
Borrower shall,

if requested

by the

Agent, pay

to the

Agent, for

the benefit

of the

Banks an

amount in

immediately
available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Agent) equal
to the

aggregate Undrawn

Amounts, provided

that, if

any Event

of Default

specified in

clause (g)

or (h)

above
occurs, Borrower shall be obligated

to pay such amount to the

Agent forthwith without any

notice to Borrower or
any other act by the Agent.
SECTION 6.04
Allocation of

Proceeds.

If an

Event of

Default has

occurred and

not been
waived, and the maturity

of the Notes has been

accelerated pursuant to Article

VI hereof, all payments

received
by the Agent hereunder, in respect

of any principal of

or interest on the

Obligations or any other

amounts payable
by Borrower or any other Loan Party hereunder, shall be applied by the Agent in the following order:

(a)
the

reasonable

expenses

incurred

in

connection

with

retaking,

holding,

preserving,
processing, maintaining

or preparing

for sale,

lease or

other disposition

of, any

collateral, including

reasonable
attorney’s fees and legal expenses pertaining thereto;
(b)
amounts due

to the

Banks, Agent

and the

Issuing Bank

pursuant to

Sections 2.07(a),

2.07(b)
and 9.03(a);
(c)
payments of interest

on Revolving Credit

Advances and Letter

of Credit

Advances, to be
applied for the ratable benefit of the Banks;
(d) payments of principal of Revolving Credit Advances and Letter of Credit Advances, to be
applied for the ratable benefit of the Banks;
(e)
payments of cash

amounts to the Agent

in respect of outstanding

Letters of Credit

pursuant
to Section 6.03;
(f)
amounts due

to the

Issuing Bank,

the Agent

and the

Banks pursuant

to Sections

9.03(b)
and (c);
(g)
payments of all other amounts due under any

of the Loan Documents, if any, to be applied
for the ratable benefit of the Banks;
(h)
any surplus remaining

after application as provided

for herein, to

Borrower or otherwise as
may be required by applicable law.
ARTICLE VII
THE AGENT
SECTION 7.01
Appointment and Authority.

(a)
Each

of

the

Banks

and

each

Issuing

Bank

hereby

irrevocably

appoints,

designates

and
authorizes

Wells

Fargo

to

act

on

its

behalf

as

the

Agent

hereunder

and

under

the

other

Loan

Documents

and
authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent
by the terms

hereof or thereof,

together with such

actions and powers

as are reasonably

incidental thereto.

Except
as provided

in Sections

7.6 the

provisions of

this Article

are solely

for the

benefit of

the Agent,

the Banks,

the
Issuing Banks

and their

respective Related

Parties, and

neither Borrower

nor any

Subsidiary thereof

shall have
rights as a third-party beneficiary of any of such provisions;
(b)
It is

understood and

agreed that

the use

of the

term “agent”

herein or

in any

other

Loan
Documents (or

any other

similar term)

with reference

to the

Agent is

not intended

to connote

any fiduciary

or
other implied (or

express) obligations arising

under agency doctrine

of any applicable

law.

Instead such term

is
used as a

matter of market custom,

and is intended

to create or

reflect only an

administrative relationship between
contracting parties.
SECTION 7.02
Rights as a

Bank.

The Person serving

as the Agent

hereunder shall have

the
same rights and powers in its capacity as a Bank as any other Bank and may exercise the same as though it were
not the Agent

and the term

“Bank”

or “Banks” shall,

unless otherwise expressly

indicated or unless

the context
otherwise requires, include

the Person serving as

the Agent hereunder in

its individual capacity.

Such Person and
its Affiliates

may accept

deposits from,

lend money

to, own

securities of,

act as

the financial

advisor or

in any
other advisory capacity for

and generally engage in

any kind of banking, trust,

financial advisory,

underwriting,
capital markets

or

other

business with

Borrower or

any Subsidiary

or other

Affiliate

thereof as

if

such Person

were not

the Agent

hereunder and

without any

duty to

account therefor

to the

Banks or

to provide

notice to

or
consent of the Banks

with respect thereto.
SECTION 7.03 Exculpatory Provisions.
(a)
The

Agent,

and

their

respective

Related

Parties

shall

not

have

any

duties

or

obligations
except those expressly set forth herein and in the

other Loan Documents, and its duties hereunder and thereunder shall be administrative in

nature.

Without limiting the generality of

the foregoing, the Agent,

and their respective
Related Parties:
(i)
shall not

be subject

to any

agency, trust, fiduciary

or other

implied duties,

regardless
of whether a Default or Event of Default has occurred and is continuing;

(ii)
shall

not

have

any

duty

to

take

any

discretionary

action

or

exercise

any
discretionary powers, except discretionary

rights and powers expressly

contemplated hereby or by

the other Loan
Documents

that

the

Agent

is

required to

exercise

as

directed in

writing by

the

Required

Banks (or

such

other
number or

percentage of

the Banks

as shall

be expressly

provided for

herein or

in the

other Loan

Documents),
provided that the

Agent shall not be

required to take any action

that, in its opinion

or the opinion of

its counsel,
may expose the Agent to

liability or that is contrary to

any Loan Document or

Applicable law,

including for the
avoidance of doubt any action that may be

in violation of the automatic stay under any Debtor

Relief Law or that
may effect a

forfeiture, modification or

termination of property of

a Defaulting Bank in

violation of any Debtor
Relief Law;

(iii)
shall not, have

any duty to

disclose, and shall

not be liable

for the failure

to disclose
to

any

Bank,

any

Issuing

Bank

or

any

other

Person,

any

credit

or

other

information

concerning

the

business,
prospects, operations, properties, assets,

financial or other condition or

creditworthiness of Borrower or

any of its
respective Subsidiaries

or Affiliates

that is

communicated to,

obtained by

or otherwise

in the

possession of

the
Person serving as

the Agent,

or their respective

Related Parties in

any capacity,

except for notices,

reports and
other documents that are required to

be furnished by the Agent to

the Banks pursuant to the express

provisions of
this Agreement; and

(iv)
shall not

be required

to account

to any

Bank or

any Issuing

Bank for

any sum

or
profit received by the Agent for its own account.
(b)
The Agent,

and their respective Related Parties shall

not be liable for any action

taken or
not

taken

by

it

under

or

in

connection

with

this

Agreement

or

any

other

Loan

Document

or

the

transactions
contemplated hereby or

thereby (i) with

the consent or

at the request

of the Required

Banks (or

such other number
or percentage of

the Banks

as shall be

necessary,

or as the

Agent shall believe

in good

faith shall be

necessary,
under the circumstances as provided in Section 9.05) or (ii)

in the absence of its own gross negligence or willful
misconduct

as

determined by

a

court

of

competent

jurisdiction

by final

non-appealable

judgment.

The

Agent
shall be deemed

not to have knowledge

of any Default or

Event of Default

unless and until notice

describing such
Default

or

Event

of

Default

and

indicating

that

such

notice

is

a

“Notice

of

Default”

is

given

to

the

Agent

by
Borrower,

a Bank or an Issuing Bank.

(c)
The Agent,

and their

respective Related

Parties shall

not be

responsible for

or have

any
duty or obligations

to any Bank

or Participant or

any other Person

to ascertain or

inquire into (i) any

statement,
warranty or

representation made

in or

in connection

with this

Agreement or

any other

Loan Document,

(ii) the
contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith
or therewith, (iii) the

performance or observance of

any of the

covenants, agreements or

other terms or conditions
set forth herein

or therein or

the occurrence of

any Default or

Event of Default,

(iv) the validity,

enforceability,
effectiveness or genuineness of this Agreement, any

other Loan Document or any other

agreement, instrument or
document, (v) the satisfaction

of any condition set

forth in Article III

or elsewhere herein, other

than to confirm

receipt of items

expressly required to

be delivered to

the Agent

or (vii) the utilization

of any

Issuing Bank’s Letter
of Credit Commitment (it being understood and agreed that each Issuing Bank shall monitor compliance with its own Letter of Credit Commitment without any further action by the Agent).
SECTION 7.04
Reliance by

the Agent.

The Agent

shall be

entitled to

rely upon,

shall be
fully protected

in relying and

shall not

incur any

liability for

relying upon, any

notice, request,

certificate, consent,
communication, statement, instrument, document or other writing (including any electronic message, Internet or
intranet

website

posting

or

other

distribution)

believed

by

it

to

be

genuine

and

to

have

been

signed,

sent

or
otherwise authenticated by the proper

Person.

The Agent also may

rely upon any statement made

to it orally or
by telephone and

believed by it

to have been

made by the

proper Person, and

shall be fully

protected in relying
and shall not incur any liability for

relying thereon.

In determining compliance with any condition hereunder to
the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be

fulfilled

to

the

satisfaction

of

a

Bank

or

an

Issuing

Bank,

the

Agent

may

presume

that

such

condition

is
satisfactory to such Bank

or such Issuing Bank

unless the Agent shall

have received notice to

the contrary from
such Bank or such

Issuing Bank prior to

the making of such

Loan or the issuance

of such Letter

of Credit.

The
Agent may

consult with

legal counsel

(who may

be counsel

for Borrower),

independent accountants

and other
experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice
of any

such

counsel, accountants

or experts.

Each

Bank or

Issuing Bank

that has

signed

this

Agreement or

a
signature page to an Assignment and Acceptance or any other Loan Document pursuant to which it is to become a Bank or

Issuing Bank hereunder

shall be deemed

to have consented

to, approved and

accepted and shall

deemed
satisfied with

each document

or other

matter required

thereunder to

be consented

to, approved

or

accepted by
such Bank or Issuing Bank or that is to be acceptable or satisfactory to such Bank or Issuing Bank.
SECTION 7.05
Delegation of Duties.

The Agent may perform any and all of its duties and
exercise its rights and powers hereunder or under any other

Loan Document by or through any one or more sub-
agents appointed

by the

Agent.

The Agent

and any

such sub-agent

may perform

any and

all of

its

duties and
exercise its rights and powers

by or through their

respective Related Parties.

The exculpatory provisions of

this
Article shall

apply to

any such

sub-agent

and to

the Related

Parties of

the Agent

and any

such sub

-agent, and
shall

apply

to

their

respective

activities

in

connection

with

the

syndication

under

this

Agreement

as

well

as
activities as Agent.

The Agent shall

not be responsible

for the negligence

or misconduct of

any sub-agents except
to the

extent that

a court

of competent

jurisdiction

determines in

a final

and non-appealable

judgment that

the
Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
SECTION 7.06
Resignation of Agent.

(a)
The Agent may

at any time

give notice of

its resignation to

the Banks,

the Issuing Banks
and

Borrower.

Upon

receipt

of

any

such

notice

of

resignation,

the

Required

Banks

shall

have

the

right,

in
consultation

with

Borrower,

to

appoint

a

successor,

which

shall

be

a

bank

or

financial

institution

reasonably
experienced in serving

as administrative

agent on

syndicated bank facilities

with an office

in the United

States,
or an Affiliate of

any such bank or financial

institution with an office

in the United States.

If no such successor
shall have

been so

appointed by

the Required

Banks and

shall have

accepted such

appointment within

30 days
after

the

retiring

Agent

gives

notice

of

its

resignation

(or

such

earlier

day

as

shall

be

agreed

by

the

Required
Banks)

(the “Resignation Effective Date”), then the

retiring Agent may (but shall not be obligated

to), on behalf
of the

Banks and

the Issuing

Banks,

appoint a

successor Agent

meeting the

qualifications set

forth above.

Whether
or not a successor has been appointed, such resignation shall become effective in accordance with such notice on
the Resignation Effective Date.
(b)
If the Person serving as Agent is a Defaulting

Bank pursuant to clause (d) of the definition
thereof, the Required Banks may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person,

remove such

Person as

Agent and,

in consultation

with Borrower,

appoint a

successor.

If no

such
successor shall have been so appointed by the Required

Banks and shall have accepted such appointment within

30 days (or such earlier

day as shall be agreed

by the Required Banks) (the “Removal

Effective Date”), then such
removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)
With

effect

from

the

Resignation

Effective

Date

or

the

Removal

Effective

Date

(as
applicable), (i) the

retiring or

removed Agent shall

be discharged

from its

duties and obligations

hereunder and
under the other Loan Documents (except that in the

case of any collateral security held by

the Agent on behalf of
the Banks or the

Issuing Banks under any of

the Loan Documents, the

retiring or removed Agent

shall continue
to hold

such collateral

security until

such time

as a

successor Agent

is appointed)

and (ii)

except for

any indemnity
payments

or

other

amounts

then

owed

to

the

retiring

or

removed

Agent,

all

payments,

communications

and
determinations provided

to be

made by,

to or

through the

Agent shall

instead be

made by

or to

each Bank

and
each Issuing Bank directly, until such time, if any,

as the Required Banks appoint a successor Agent as provided
for above.

Upon the acceptance of a

successor’s appointment as Agent

hereunder, such successor

shall succeed
to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than

any

rights

to

indemnity

payments

or

other

amounts

owed

to

the

retiring

or

removed

Agent

as

of

the
Resignation Effective Date

or the Removal

Effective Date, as

applicable), and the

retiring or removed

Agent shall
be

discharged

from

all

of

its

duties

and

obligations

hereunder

or

under

the

other

Loan

Documents.

The

fees
payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed

between

Borrower

and

such

successor.

After

the

retiring

or

removed

Agent’s

resignation

or

removal
hereunder

and

under

the

other

Loan

Documents,

the

provisions

of

this

Article

shall

continue

in

effect

for

the
benefit of

such retiring

or removed

Agent, its

sub-agents and

their respective

Related Parties

in respect

of any
actions taken or omitted

to be taken by any

of them while the

retiring or removed Agent was

acting as Agent or
relating to

its duties

as Agent

that are

carried out

following its

retirement or

removal, including,

without limitation,
any actions taken in connection with the transfer of agency to a replacement or successor Agent.
(d)
Any resignation by, or removal

of, Wells Fargo as Agent pursuant

to this Section shall

also
constitute

its

resignation

as

an

Issuing

Bank.

Upon

the

acceptance

of

a

successor’s

appointment

as

Agent
hereunder,

(i) such

successor shall

succeed to

and become

vested with

all of

the rights,

powers, privileges

and
duties

of

the

retiring

Issuing

Bank,

if

in

its

sole

discretion

it

elects

to,

(ii)

the

retiring

Issuing

Bank

shall

be
discharged from

all of

its respective

duties and

obligations hereunder

or under

the other

Loan Documents,

and
(iii) the successor Issuing Bank,

if in its sole

discretion it elects to,

shall issue letters of credit

in substitution for
the Letters of Credit,

if any,

outstanding at the

time of such

succession or make

other arrangements satisfactory
to the retiring Issuing Bank

to effectively assume the obligations of

the retiring Issuing Bank with respect

to such
Letters of Credit.

SECTION 7.07
Non-Reliance

on

Agent

and

Other

Banks.

Each

Bank

and

each

Issuing
Bank expressly

acknowledges

that none

of the

Agent, or

any of

their respective

Related Parties

has

made any
representations or warranties

to it

and that no

act taken or

failure to act

by the Agent,

or any of

their respective
Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of Borrower and its Subsidiaries or Affiliates

shall be deemed to constitute a representation

or warranty of the Agent,

or any
of their

respective Related

Parties to

any Bank,

or any Issuing

Bank as

to any

matter, including whether

the Agent,
or any of their respective Related Parties have disclosed material information in their (or their respective

Related
Parties’) possession.

Each Bank and each

Issuing Bank expressly acknowledges, represents

and warrants to the
Agent

that

(a)

the

Loan

Documents

set

forth

the

terms

of

a

commercial

lending

facility,

(b)

it

is

engaged

in
making,

acquiring,

purchasing

or

holding

commercial

loans

in

the

ordinary

course

and

is

entering

into

this
Agreement and the other Loan Documents to which

it is a party as a Bank

for the purpose of making, acquiring,
purchasing and/or

holding the

commercial loans set

forth herein

as may

be applicable to

it, and not

for the

purpose
of making,

acquiring, purchasing

or holding

any other

type of

financial instrument,

(c) it

is sophisticated

with
respect to decisions to

make, acquire, purchase or

hold the commercial loans

applicable to it

and either it

or the
Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is
experienced in making, acquiring, purchasing or

holding commercial loans, (d) it has, independently

and without
reliance upon the Agent, any other Bank or any of

their respective Related Parties and based on such documents and information

as it

has deemed appropriate,

made its

own credit

analysis and

appraisal of,

and investigations
into,

the

business,

prospects,

operations,

property,

assets,

liabilities,

financial

and

other

condition

and
creditworthiness of

Borrower and

its Subsidiaries, all

applicable bank

or other

regulatory Applicable

laws relating
to the Transactions

and the transactions contemplated by this

Agreement and the other

Loan Documents and (e)
it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party

and to extend

credit hereunder and

thereunder.

Each Bank and

each Issuing Bank

also acknowledges
that (i) it

will, independently and without

reliance upon the

Agent,

or any other Bank

or any of their

respective
Related

Parties

(A)

continue

to

make

its

own

credit

analysis,

appraisals

and

decisions

in

taking

or

not

taking
action under or based upon

this Agreement, any other Loan

Document or any related agreement

or any document
furnished hereunder or thereunder

based on such

documents and information

as it shall

from time to

time deem
appropriate and its own independent investigations and

(B) continue to make such investigations and inquiries

as
it

deems

necessary

to

inform

itself

as

to

Borrower

and

its

Subsidiaries

and

(ii)

it

will

not

assert

any

claim

in
contravention of this Section 7.07.

SECTION 7.08
No

Other

Duties,

Etc.

Anything

herein

to

the

contrary

notwithstanding,
none of

the syndication

agents, documentation

agents, co-agents,

arrangers

or bookrunners

listed

on the

cover
page

hereof

shall

have

any

powers,

duties

or

responsibilities

under

this

Agreement

or

any

of

the

other

Loan
Documents, except

in its

capacity,

as applicable,

as the

Agent, a

Bank or

an Issuing

Bank hereunder,

but each
such Person shall have the benefit of the indemnities and exculpatory provisions hereof.
ARTICLE VIII
CHANGED CIRCUMSTANCES
SECTION 8.01
Circumstances Affecting Benchmark Availability.

Subject to Section 8.03,
in connection

with any

request for

a SOFR

Loan or

a conversion

to or

continuation thereof

or otherwise,

if for
any reason

(i) the

Agent shall

determine (which

determination shall

be conclusive

and binding

absent manifest
error)

that

reasonable

and

adequate

means

do

not

exist

for

ascertaining

Daily

Simple

SOFR

pursuant

to

the
definition thereof or Term

SOFR with respect to a

proposed Term

SOFR Loan on or prior

to the first day of

the
applicable Interest

Period or

(ii) the

Required Banks

shall determine

(which determination

shall be

conclusive
and binding

absent manifest

error) that

Daily Simple

SOFR or

Term

SOFR, as

applicable, does

not adequately
and fairly

reflect the

cost to

such Banks

of making

or maintaining

any such

Loan during,

with respect

to Term
SOFR,

such

Interest

Period

and,

in

the

case

of

clause

(ii),

the

Required

Banks

have

provided

notice

of

such
determination to the Agent,

then, in each case, the

Agent shall promptly give

notice thereof to Borrower.

Upon
notice

thereof by

the

Agent

to

Borrower,

any obligation

of

the

Banks to

make

SOFR

Loans, and

any right

of
Borrower to convert any Loan to or continue any

Loan as a SOFR Loan, shall be suspended (to the

extent of the
affected SOFR Loans

or the affected Interest

Periods) until the

Agent (with respect

to clause (ii),

at the instruction
of the Required Banks) revokes

such notice.

Upon receipt of such notice,

(A) Borrower may revoke any pending
request for

a borrowing

of, conversion

to or

continuation

of SOFR

Loans (to

the extent

of the

affected

SOFR
Loans

or

the

affected

Interest

Periods)

or,

failing

that,

Borrower

will

be

deemed

to

have

converted

any

such
request into a

request for

a borrowing of

or conversion

to Base Rate

Loans in the

amount specified

therein and
(B) any outstanding affected SOFR

Loans will be deemed to have been

converted into Base Rate Loans (I) with
respect to any Daily

Simple SOFR Loans, immediately and

(II) with respect to any

Term SOFR Loans, at the end
of

the

applicable

Interest

Period.

Upon

any such

prepayment or

conversion,

Borrower shall

also

pay

accrued
interest on the amount so prepaid or converted.
SECTION 8.02
Laws

Affecting

SOFR

Availability.

If,

after

the

date

hereof,

the
introduction of, or any change

in, any applicable law or any

change in the interpretation or administration

thereof
by

any

governmental

authority,

central

bank

or

comparable

agency

charged

with

the

interpretation

or
administration thereof, or compliance by any

of the Banks (or any

of their respective Lending Offices)

with any
request or directive (whether or not having the force of law) of any such governmental authority,

central bank or

comparable agency, shall make it unlawful or

impossible for any

of the Banks (or any

of their respective Lending
Offices) to

honor its

obligations hereunder

to make

or maintain

any SOFR

Loan, or

to determine

or charge interest
based

upon

SOFR,

Daily

Simple

SOFR,

the

Term

SOFR

Reference

Rate

or

Term

SOFR,

such

Bank

shall
promptly give

notice thereof

to the

Agent and

the Agent

shall promptly

give notice

to Borrower

and the

other
Banks (an

“Illegality

Notice”).

Thereafter,

until

each affected

Bank notifies

the Agent

and the

Agent notifies
Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Bank to make

Daily Simple

SOFR Loans

or Term

SOFR Loans,

as applicable,

and any

right of

Borrower to

convert
any

Loan

to

a

Daily

Simple

SOFR

Loan or

a

Term

SOFR

Loan,

as

applicable,

shall

be

suspended

and

(ii)

if
necessary to avoid

such illegality,

the Agent

shall compute

the Base

Rate without

reference to clause

(c) of the
definition

of

“Base

Rate”.

Upon

receipt

of

an

Illegality

Notice,

Borrower

shall,

if

necessary

to

avoid

such
illegality, upon

demand from any

Bank (with a

copy to the

Agent), prepay or,

if applicable, convert

all affected
SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality,

the Agent shall compute the
Base Rate without reference to clause

(c) of the definition of “Base Rate”)

(A) with respect to any Daily Simple
SOFR Loans, on

the Interest Payment

Date therefor and

(B) with respect

to any Term

SOFR Loans, on

the last
day of the Interest Period

therefor, if all

affected Banks may lawfully

continue to maintain such

SOFR Loans to
such

day,

or

immediately,

if

any

Bank may

not

lawfully

continue

to

maintain

such

SOFR

Loans to

such

day.

Upon any such prepayment or

conversion, Borrower shall also pay

accrued interest on the amount

so prepaid or
converted.
SECTION 8.03 Benchmark Replacement Setting.
(a) Benchmark Replacement.
(i)
Notwithstanding anything

to the

contrary herein

or in

any other

Loan Document,
upon the occurrence of

a Benchmark Transition

Event with respect to

any Benchmark, the Agent

and Borrower
may amend this Agreement

to replace such Benchmark

with a Benchmark Replacement.

Any such amendment
with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day
after the

Agent has

posted such

proposed amendment

to all

affected Banks

and Borrower

so long

as the

Agent
has

not

received,

by

such

time,

written

notice

of

objection

to

such

amendment

from

Banks

comprising

the
Required

Banks.

No

replacement

of

a

Benchmark

with

a

Benchmark

Replacement

pursuant

to

this

Section
8.03(a)(i) will occur prior to the applicable Benchmark Transition Start Date.
(ii)
No Hedge

Agreement shall

be deemed

to be

a “Loan

Document” for

purposes of
this Section 8.03.
(b)
Benchmark Replacement

Conforming Changes.

In connection

with the

use, administration,
adoption or

implementation

of a

Benchmark Replacement,

the

Agent will

have the

right to

make

Conforming
Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments

implementing such

Conforming Changes

will become

effective

without any

further action

or
consent of any other party to this Agreement or any other Loan Document.
(c)
Notices;

Standards

for

Decisions

and

Determinations.

The

Agent

will

promptly

notify
Borrower and the Banks of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of
any Conforming Changes

in connection

with the use,

administration, adoption or

implementation of a

Benchmark
Replacement.

The

Agent

will

promptly

notify

Borrower

of

the

removal

or

reinstatement

of

any

tenor

of

a
Benchmark pursuant to

Section 8.03(d) and

the commencement

of any Benchmark

Unavailability Period.

Any
determination, decision or

election that may

be made by

the Agent or, if

applicable, any Bank

(or group of

Banks)
pursuant to

this Section

8.03, including

any determination

with respect

to a

tenor,

rate or

adjustment or

of the
occurrence or non-occurrence

of an event,

circumstance or

date and

any decision

to take

or refrain

from taking
any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their

sole discretion and without consent from any

other party to this Agreement or any other Loan

Document, except,
in each case, as expressly required pursuant to this Section 8.03.
(d)
Unavailability of

Tenor

of Benchmark.

Notwithstanding anything

to the

contrary herein
or in

any other

Loan Document,

at any

time (including

in connection

with the

implementation of

a Benchmark
Replacement), (A) if any then-current Benchmark is

a term rate (including the Term

SOFR Reference Rate) and
either (1) any tenor

for such Benchmark is

not displayed on a

screen or other information

service that publishes
such rate from time

to time as selected

by the Agent

in its reasonable discretion

or (2) the regulatory

supervisor
for

the

administrator

of

such

Benchmark

has

provided

a

public

statement

or

publication

of

information
announcing that

any tenor

for such

Benchmark is

not or

will not

be representative, then

the Agent

may modify
the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after
such time to remove such

unavailable or non-representative tenor and

(B) if a tenor that was

removed pursuant to
clause

(A)

above

either

(1)

is

subsequently

displayed

on

a

screen

or

information

service

for

a

Benchmark
(including a Benchmark

Replacement) or (2) is

not, or is

no longer,

subject to an

announcement that it

is not or
will not

be representative

for a

Benchmark (including

a Benchmark

Replacement), then

the Agent

may modify
the definition of

“Interest Period” (or

any similar or

analogous definition) for

all Benchmark settings

at or after
such time to reinstate such previously removed tenor.
(e)
Benchmark

Unavailability

Period.

Upon

Borrower’s

receipt

of

notice

of

the
commencement of

a

Benchmark Unavailability

Period with

respect to

a

given Benchmark,

(A)

Borrower may
revoke any pending request for a borrowing of,

conversion to or continuation of any affected

SOFR Loans to be
made, converted

or continued

during any

Benchmark Unavailability

Period and,

failing that,

Borrower will

be
deemed to have

converted any such

request into a

request for a

borrowing of or

conversion to Base

Rate Loans
and (B) any

outstanding affected SOFR Loans

will be deemed

to have been

converted to Base

Rate Loans (I)

with
respect to any Daily

Simple SOFR Loans, immediately and

(II) with respect to any

Term SOFR Loans, at the end
of the applicable

Interest Period.

During any Benchmark

Unavailability Period with

respect to any

Benchmark
or at any

time that a tenor

for any then-current Benchmark

is not an Available Tenor, the component of Base Rate
based upon the

then-current Benchmark that

is the subject

of such Benchmark

Unavailability Period or

such tenor
for such Benchmark, as applicable, will not be used in any determination of Base Rate.
SECTION 8.04
Illegality.

If, in any applicable jurisdiction, the Agent, any Issuing

Bank or
any Bank

determines that

any applicable

law has

made it

unlawful, or

that any

governmental authority

has asserted
that it is unlawful, for the Agent, any Issuing Bank or

any Bank to (i) perform any of its obligations hereunder or
under any

other Loan

Document, (ii)

to fund

or maintain

its participation

in any

Loan or

(iii) issue,

make, maintain,
fund or

charge interest or

fees with

respect to

any extension of

credit, such

Person shall

promptly notify

the Agent,
then, upon the Agent notifying Borrower, and until

such notice by such Person is

revoked, any obligation of such
Person to issue, make, maintain, fund or charge interest or

fees with respect to any such extension of credit shall
be suspended,

and

to the

extent

required by

applicable law,

cancelled.

Upon

receipt of

such notice,

the

Loan
Parties shall, (A) repay

that Person’s participation in the Loans

or other applicable Obligations

on (I) with respect
to any Daily Simple SOFR

Loan, the applicable Interest Payment

Date therefor or (II) with

respect to any Term
SOFR

Loan, the

last

day

of

the

Interest Period

therefor,

or

on

another applicable

date

with

respect

to

another
Obligation, occurring after the Agent has notified Borrower or, in each case, if earlier, the date specified by such
Person

in

the

notice

delivered

to

the

Agent

(being

no

earlier

than

the

last

day

of

any

applicable

grace

period
permitted by Applicable

law) and (B)

take all

reasonable actions requested

by such Person

to mitigate

or avoid
such illegality.

ARTICLE IX
MISCELLANEOUS
SECTION 9.01
Notices.

All

notices,

requests

and

other

communications

to

any

party
hereunder shall be

in writing (including

facsimile transmission or

similar writing) and

shall be given

to such party
at its address or

telecopy number set forth

on the signature pages

hereof or such other

address or telecopy number
as such

party may hereafter

specify for

the purpose

by notice

to each

other party.

Each such

notice, request

or
other communication

shall be effective

(i) if

given by

telecopier, when such

telecopy is

transmitted to

the telecopy
number specified

in this

Section and

the telecopy

machine used

by the

sender provides

a written

confirmation
that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given

by

mail,

72

hours

after

such

communication

is

deposited

in

the

mails

with

first

class

postage

prepaid,
addressed

as

aforesaid,

and

(iii)

if

given

by

any

other

means,

when

delivered

at

the

address

specified

in

this
Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.
SECTION 9.02
No Waivers

.

No failure

or delay

by the

Agent or

any Bank

in exercising
any

right, power

or

privilege

hereunder

or

under

any

Note

or

other

Loan

Document

shall

operate

as

a

waiver
thereof nor

shall any single

or partial

exercise thereof

preclude any

other or further

exercise thereof

or the

exercise
of

any

other

right,

power

or

privilege.

The

rights

and

remedies

herein

provided

shall

be

cumulative

and

not
exclusive of any rights or remedies provided by law.
SECTION 9.03
Expenses: Documentary Taxes:

Indemnification.

(a)
The Loan Parties

shall, jointly

and severally,

pay (i)

all expenses of

the Agent, including
fees and disbursements of the

Agent in connection with any

field audits and investigations as provided

in Section
5.02 and fees and

disbursements of one

outside counsel for the

Agent in connection with

the preparation of this
Agreement and

the other

Loan Documents,

any waiver

or consent

hereunder or

thereunder or

any amendment
hereof or thereof

or any Default

or alleged Default

hereunder or thereunder

and (ii) if

a Default occurs,

all out-
of-pocket

expenses

incurred

by

the

Agent

or

any

Bank,

including

reasonable

and

documented

fees

and
disbursements

of

counsel,

in

connection

with

such

Default

and

collection

and

other

enforcement

proceedings
resulting

therefrom,

including

reasonable

and

documented

out-of-pocket

expenses

incurred

in

enforcing

this
Agreement and the other Loan Documents.
(b)
The Loan Parties shall,

jointly and severally,

indemnify the Agent

and each Bank

against
any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.
(c)
The

Loan

Parties

shall,

jointly

and

severally,

indemnify

the

Agent,

the

Banks

and

each
Affiliate

thereof

and

their

respective

directors,

officers,

employees

and

agents

from,

and

hold

each

of

them
harmless against, any and all third party losses, liabilities, claims or damages to which any of them may become
subject, insofar as such

losses, liabilities, claims or

damages arise out

of or result from

any actual or proposed

use
by Borrower of

the proceeds

of any

extension of

credit by

any Bank hereunder

or breach by

any Loan Party

of
this Agreement or any other

Loan Document or from investigation,

litigation (including, without limitation,

any
actions taken by the

Agent or any of

the Banks to enforce

this Agreement or

any of the other

Loan Documents)
or

other

proceeding

(including,

without

limitation,

any

threatened

investigation

or

proceeding)

relating

to

the
foregoing, and

the

Loan Parties

shall reimburse

the Agent

and each

Bank, and

each Affiliate

thereof and

their
respective

directors,

officers,

employees

and

agents,

upon

demand

for

any

expenses

(including,

without
limitation,

reasonable

and

documented

legal

fees)

incurred

in

connection

with

any

such

investigation

or
proceeding; but

excluding any

such losses,

liabilities, claims,

damages or

expenses incurred

by reason

of the

gross
negligence or willful misconduct of, or breach of applicable law by, the Person to be indemnified.

SECTION 9.04
Sharing of

Set-Offs.

Each Bank

agrees that

if it

shall, by

exercising any

right
of set-off or counterclaim or otherwise,

receive payment of a proportion

of the aggregate amount of

principal and
interest

owing

with

respect

to

the

Letter

of

Credit

Advances

and

Notes

held

by

it

which

is

greater

than

the
proportion received by

any other

Bank in respect

of the

aggregate amount

of all

Letter of Credit

Advances and
principal

and

interest

owing

with

respect

to

the

Notes

held

by

such

other

Bank,

the

Bank

receiving

such
proportionately greater

payment shall

purchase such

participations in

the Letter

of Credit

Advances and

Notes
held

by

the

other

Banks

owing

to

such

other

Banks,

and/or

such

other

adjustments

shall

be

made,

as

may

be
required so

that

all

such

payments

of

principal

and

interest

with

respect

to

the

Letter of

Credit

Advances

and
Notes held

by the

Banks owing

to such

other Banks

shall be

shared by

the Banks

pro rata;

provided that

(i) nothing
in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply

the amount

subject to

such exercise

to the

payment of

indebtedness

of the

Loan Parties

other than

its
indebtedness under

the Letter

of Credit

Advances and

Notes, and

(ii) if

all or

any portion

of such

payment received
by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded

and such other

Bank shall repay

to the purchasing

Bank the purchase

price of such

participation
to the extent of such recovery together with an amount equal to such other Bank’s ratable share (according to the
proportion of (x) the amount of such other

Bank’s required repayment to

(y) the total amount so recovered

from
the purchasing

Bank) of

any interest

or other

amount paid

or payable

by the

purchasing Bank

in respect

of the
total

amount

so

recovered.

The

Loan

Parties

agree,

to

the

fullest

extent

they

may

effectively

do

so

under
applicable

law,

that

any

holder

of

a

participation

in

the

Letter

of

Credit

Advances

or

Notes,

whether

or

not
acquired pursuant to the foregoing

arrangements, may exercise rights of

set-off or counterclaim and

other rights
with respect

to such

participation as

fully as

if such

holder of

a participation

were a direct

creditor of

the Loan
Parties in the amount of such participation.
SECTION 9.05
Amendments and Waivers.

(a)
Any provision

of this

Agreement, the

Notes or

any other

Loan Documents

may be

amended
or waived

if, but

only if,

such amendment

or waiver

is in

writing and

is signed

by Borrower

and the

Required
Banks

(and,

if

the

rights

or

duties

of

the

Agent

are

affected

thereby,

by

the

Agent);

provided

that

no

such
amendment or waiver shall (i)

change the Revolving Credit

Commitment of any Bank or

subject any Bank to

any
additional obligation without the written consent of such

Bank, (ii) change the principal of or

decrease the rate of
interest on any

Revolving Credit Advance

or decrease any

fees (excluding fees

payable solely to

the Issuing Bank
for its

own account)

hereunder without

the written

consent of

each Bank

directly affected

thereby,

(iii) change
the date

fixed for any

payment of principal

of or

interest on

any Revolving

Credit Advance,

or any

fees (excluding
fees payable solely to the Issuing Bank for its

own account) hereunder without the written consent of

each Bank
directly

affected

thereby,

(iv)

change the

amount

of

principal,

decrease

the

amount

of

interest

or

decrease the
amount of fees (excluding fees payable solely to the Issuing Bank for its own account) due on any date fixed for
the payment thereof

without the written consent

of each Bank

directly affected thereby, (v) change the

percentage
of the

Revolving Credit

Commitments or of

the aggregate

unpaid principal amount

of the

Notes, or

the percentage
of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other
provision of this

Agreement without the

written consent of

each Bank directly

affected thereby,

(vi) change the
manner of

application of

any payments

made

under this

Agreement or

the

other

Loan Documents

without

the
written

consent

of

each

Bank directly

affected

thereby,

(vii)

release

or

substitute

all

or substantially

all

of

the
collateral, if any,

held as security

for the Obligations

without the written

consent of each

Bank, (viii) change

or
modify the definition of “Required Banks,” without the written consent of each Bank directly affected thereby or
(ix) release any

Guarantee given to

support payment of

the Guaranteed Obligations

without the written

consent
of the Required

Banks, other

than with respect

to any Subsidiary

Guarantor that

is permitted to

be dissolved

or
liquidated pursuant to Section 5.12

or with respect to any Subsidiary

Guarantor that is an Immaterial

Subsidiary
excluded from clauses (g) and (h) of Section 6.01 (and in each such case the Agent may release the Guarantee of the

Subsidiary

Guarantor

without

any

further

action

by

the

Required

Banks),

and

provided

further

that

no
amendment or waiver shall, unless signed by

the Issuing Bank, (A) modify or amend

Section 2.03; or (B) change
in any manner, any term or condition applicable to the Letters of Credit or the Letter of Credit Agreements.

The

amount of

fees payable

solely to

the Issuing

Bank for

its own

account may

be amended,

from time

to time,

by
Borrower and the Issuing Bank without the approval of any of the Banks.

(b)
Notwithstanding

anything

to

the

contrary

herein,

the

Agent

may,

with

the

consent

of
Borrower only,

amend, modify

or supplement

this Agreement

or any

of the

other Loan

Documents to

cure any
ambiguity, omission, mistake, defect or inconsistency.
SECTION 9.06
Margin

Stock

Collateral.

Each of

the

Banks represents

to

the

Agent

and
each of the

other Banks that

it in good

faith is not, directly

or indirectly (by negative

pledge or otherwise), relying
upon any Margin Stock as

collateral in the extension

or maintenance of the

credit provided for in

this Agreement.
SECTION 9.07
Successors and Assigns.

(a)
The

provisions

of

this

Agreement

shall

be

binding

upon

and

inure

to

the

benefit

of

the
parties hereto and their

respective successors and

assigns; provided that

no Loan Party

may assign

or otherwise
transfer any of its rights under this Agreement.
(b) Any Bank may at any time sell to one or more Persons (each a “Participant”) participating interests

in

any

Revolving

Credit

Advance

owing

to

such

Bank,

any

Note

held

by

such

Bank,

any

Revolving
Credit Commitment hereunder

or any other

interest of such

Bank hereunder.

In the event of

any such sale

by a
Bank

of

a

participating

interest

to

a

Participant,

such

Bank’s

obligations

under

this

Agreement

shall

remain
unchanged, such

Bank shall

remain solely

responsible for

the performance

thereof, such

Bank shall

remain the
holder of any

such Note for

all purposes under

this Agreement, and

Borrower and the

Agent shall continue

to deal
solely and directly with such Bank in

connection with such Bank’s

rights and obligations under this Agreement.

In no event shall a Bank

that sells a participation be obligated to

the Participant to take or refrain from taking

any
action hereunder except

that such Bank may

agree that it will

not (except as provided

below), without the consent
of the

Participant, agree to

(i) the

change of any

date fixed for

the payment of

principal of or

interest on the

related
Revolving Credit Advance or Revolving

Credit Advances, (ii) the change

of the amount of any principal,

interest
or fees

due on

any date

fixed for

the payment

thereof with

respect to

the related

Revolving Credit

Advance, or
Revolving

Credit

Advances,

(iii)

the

change

of

the

principal

of

the

related

Revolving

Credit

Advance

or
Revolving

Credit

Advances,

(iv)

any

change

in

the

rate

at

which

either

interest

is

payable

thereon

or

(if

the
Participant is entitled

to any

part thereof)

any fee

is payable

hereunder from

the rate at

which the

Participant is
entitled

to

receive

interest

or

any

fee

(as

the

case

may

be)

in

respect

of

such

participation,

(v)

the

release

or
substitution of all or

any substantial part of the collateral

(if any) held as security

for the Obligations, or (vi)

the
release

of

any

guaranty

given

to

support

payment

of

the

Guaranteed

Obligations.

Each

Bank

selling

a
participating interest

in any

Revolving Credit

Advance, Note,

Revolving Credit

Commitment, or

other interest
under this

Agreement shall,

within

10 Domestic

Business Days

of such

sale,

provide Borrower

and

the Agent
with

written

notification

stating

that

such

sale

has

occurred

and

identifying

the

Participant

and

the

interest
purchased by

such Participant;

provided, that

a

Bank shall

not be

required

to provide

written

notification of

a
participation sold to

an Affiliate of

a Bank.

The Loan Parties agree

that each Participant

shall be entitled

to the
benefits of Article VIII with respect to its participation in Loans outstanding from time to time.
(c)
Any Bank may

at any time

assign to one

or more

banks or

financial institutions

(each an
“Assignee”) all, or

a proportionate part

of all, of

its rights and

obligations under this

Agreement, the Notes

and
the

other

Loan

Documents,

and

such

Assignee

shall

assume

all

such

rights

and

obligations,

pursuant

to

an
Assignment and Acceptance

in the form attached

hereto as Exhibit H,

executed by such

Assignee, such transferor
Bank and the Agent (and, in the case of: (i) an Assignee that is not then a Bank or an Affiliate of a Bank; and (ii)
an assignment not made during the existence of a Default or an Event of Default,

by Borrower); provided that (i)
no interest may

be sold by a

Bank pursuant to

this paragraph (c) unless

the Assignee shall

agree to assume ratably
equivalent

portions

of

the

transferor

Bank’s

Revolving

Credit

Commitment,

Revolving

Credit

Advances,

and
Letter

of

Credit

Commitment

(including

without

limitation

a

ratably

equivalent

portion

of

such

transferor’s

obligations under

Section 2.03(c)),

(ii) the

amount of

the Revolving

Credit Commitment

of the

assigning Bank
being assigned pursuant to such assignment (determined

as of the effective date of the assignment)

shall be equal
to $5,000,000 (or any larger multiple of $1,000,000) (except that any such assignment may be in the full amount of the assigning Bank’s

Revolving Credit Commitment), (iii) no

interest may be sold by a

Bank pursuant to this
paragraph (c) to any Assignee that is not then

a Bank or an Affiliate of

a Bank without the consent of Borrower,
which consent shall not be unreasonably withheld, provided that Borrower’s consent shall not be necessary with
respect to

any assignment

made during

the existence

of a

Default or

an Event

of Default;

(iv) a

Bank may

not
have more

than two

Assignees that

are not

then Banks

at any

one time,

(v) no

interest may

be sold

by a

Bank
pursuant to

this paragraph (c)

to any

Assignee that

is not

then a

Bank or

an Affiliate of

a Bank,

without the

consent
of the Agent, which

consent shall not

be unreasonably withheld, provided,

that although the Agent’s consent may
not be

necessary with

respect to

an Assignee

that is

then a

Bank or

an Affiliate

of a

Bank, no

such assignment
shall be

effective until

the conditions

set forth

in the

following sentence

are satisfied;

and (vi)

no interest

in a
Letter

of

Credit

Commitment

(including

without

limitation

any

portion

of

such

transferor’s

obligations

under
Section 2.03(c)) may be sold by a Bank pursuant

to this paragraph (c) to any Assignee that is

not then a Bank or
an Affiliate

of a

Bank, without

the consent

of the Issuing

Bank, which

consent may

be withheld

by the

Issuing
Bank in

its sole

and absolute

discretion.

Upon (A)

execution of

the Assignment

and Acceptance

by such

transferor
Bank, such

Assignee, the Agent

and (if applicable)

Borrower, (B) delivery of

an executed copy

of the Assignment
and Acceptance to Borrower and the Agent,

(C) payment by such Assignee to such transferor

Bank of an amount
equal

to

the

purchase

price

agreed

between

such

transferor Bank

and

such

Assignee,

and

(D)

payment

by the
assigning Bank

of a

processing and

recordation fee

of $3,500

to the

Agent if

the Assignee

is not

a Bank

or Affiliate
of a Bank and

$1,000 if the

Assignee is a Bank

or Affiliate of

a Bank, such Assignee

shall for all

purposes be a
Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same

extent

as

if

it

were

an

original

party

hereto

with

a

Revolving

Credit

Commitment,

and

Letter of

Credit
Commitment (including, without

limitation obligations under Section

2.03(c)) as set forth

in such instrument

of
assumption, and

the transferor

Bank shall

be released

from its

obligations hereunder

to a

corresponding extent,
and no further consent or action

by Borrower, the Banks or the Agent shall be

required.

Upon the consummation
of any transfer to

an Assignee pursuant to

this paragraph (c), the

transferor Bank, the Agent

and Borrower shall
make

appropriate

arrangements

so

that,

if

required,

a

new

Note

is

issued

to

each

of

such

Assignee

and

such
transferor Bank.
(d)
Subject to the provisions of Section 9.08, the Loan

Parties authorize each Bank to disclose
to any Participant, Assignee or other transferee (each a “Transferee”) and any prospective Transferee any and all financial and other information in such Bank’s possession concerning the Loan Parties which has been delivered to such

Bank by

the Loan

Parties pursuant

to this

Agreement or

which has

been delivered

to such

Bank by

the
Loan

Parties

in

connection

with

such

Bank’s

credit

evaluation

prior

to

entering

into

this

Agreement.

Any
Transferee and any prospective Transferee shall agree to be

subject to the terms of Section 9.08 before receiving
any such information.
(e)
No Transferee shall be entitled to receive any greater payment under Section 8.03 than the
transferor Bank would have been entitled

to receive with respect to

the rights transferred, unless such

transfer is
made with Borrower’s prior written consent or by reason of the provisions of

Section 8.02 or 8.03 requiring such
Bank to

designate a

different

Lending Office

under certain

circumstances or

at a

time when

the circumstances
giving rise to such greater payment did not exist.
(f)
Anything in

this Section

9.07 to

the contrary

notwithstanding, any

Bank may

assign and
pledge all

or any portion

of the

Loan and/or obligations

owing to it

to any

Federal Reserve

Bank or

the United
States Treasury as collateral security pursuant to Regulation A of the FRB and Operating Circular

issued by such
Federal Reserve Bank,

provided that any

payment in respect

of such assigned

Loan and/or obligations

made by
Borrower

to

the

assigning

and/or

pledging

Bank

in

accordance

with

the

terms

of

this

Agreement

shall

satisfy
Borrower’s

obligations

hereunder

in

respect

of

such

assigned

Loan

and/or

obligations

to

the

extent

of

such
payment.

No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

SECTION 9.08
Confidentiality.

Each

Bank

and

each

Transferee

agrees

to

keep

any
information delivered or made available by the Loan Parties, other than any such information that is available to
any Bank

or Transferee on

a nonconfidential

basis prior

to disclosure

by any

Loan Party, confidential

from anyone
other than persons employed or retained

by such Bank who are or are

expected to become engaged in evaluating,
approving, structuring or administering the Loan; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency,
(iii) upon

the request

or demand

of any

regulatory agency or

authority having

jurisdiction over

such Bank,

(iv)
which has

been publicly disclosed,

(v) to

the extent reasonably

required in connection

with any litigation

to which
the

Agent,

any

Bank

or

their

respective

Affiliates

may

be

a

party,

(vi)

to

the

extent

reasonably

required

in
connection with

the exercise

of any

remedy hereunder, (vii)

to such

Bank’s legal counsel

and independent

auditors
and (viii) to any actual

or proposed Participant, Assignee other

Transferee or prospective Transferee of all or part
of its rights

hereunder which has

agreed in writing,

prior to receipt

of any such

information, to be

bound by the
provisions of this Section 9.08 as if it were a Bank hereunder.
SECTION 9.09
Representation

by

Banks.

Each

Bank

hereby

represents

that

it

is

a
commercial lender or financial

institution which makes loans

in the ordinary

course of its business and

that it will
make

its

Revolving

Credit

Advances

hereunder

for

its

own

account

in

the

ordinary

course

of

such

business;
provided, however,

that, subject to

Section 9.07, the

disposition of the

Note or Notes

held by that

Bank shall at
all times be within its exclusive control.
SECTION 9.10
Obligations Several.

The obligations

of each

Bank hereunder

are several,
and

no

Bank

shall

be

responsible

for

the

obligations

or

commitment

of

any

other

Bank

hereunder.

Nothing
contained in this Agreement

and no action taken

by the Banks pursuant

hereto shall be deemed to

constitute the
Banks to be a partnership, an association,

a joint venture or any other

kind of entity.

The amounts payable at any
time hereunder to each Bank shall be a separate and independent debt, each

Bank shall be entitled to protect and
enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any
other Bank to be joined as an additional party in any proceeding for such purpose.
SECTION 9.11
Survival of

Certain Obligations.

Sections 8.03(a),

8.03(b), 8.05

and 9.03,
the obligations

of the

Loan Parties

thereunder,

and Section

9.08, and

the obligations

of the

Banks, Transferees
and

prospective

Transferees

thereunder

and

with

respect

thereto,

shall

survive,

and

shall

continue

to

be
enforceable notwithstanding, the termination of this Agreement and the Revolving Credit Commitments and the
payment in full of the principal of and interest on all Revolving Credit Advances.
SECTION 9.12
North Carolina Law.

This Agreement and each

Note shall be construed

in
accordance with and governed by the law of the State of North Carolina.
SECTION 9.13
Severability.

In case

any one

or more

of

the provisions

contained in

this
Agreement,

the

Notes

or

any

of

the

other

Loan

Documents

should

be

invalid,

illegal

or

unenforceable

in

any
respect, the validity, legality and enforceability

of the remaining provisions

contained herein and

therein shall not
in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.
SECTION 9.14
Interest.

In no event shall the

amount of interest due or

payable hereunder
or under

the Notes

exceed the

maximum

rate of

interest allowed

by applicable

law,

and in

the event

any such
payment is inadvertently made

to any Bank by

Borrower or inadvertently received

by any Bank, then

such excess
sum shall be

credited as a

payment of principal,

unless Borrower shall

notify such Bank

in writing that

it elects
to have such excess sum

returned forthwith.

It is the express intent

hereof that Borrower not pay

and the Banks
not receive, directly or indirectly in any manner whatsoever,

interest in excess of that which may legally be paid
by Borrower under applicable law.
SECTION 9.15
Interpretation.

No

provision

of

this

Agreement

or

any

of

the

other

Loan
Documents shall be construed against or interpreted to

the disadvantage of any party hereto by

any court or other

governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.
SECTION 9.16
Consent to Jurisdiction.

The Loan Parties

(a) and each

of the Banks

and the
Agent irrevocably

waives, to

the fullest

extent permitted

by law,

any and

all right

to trial

by jury

in

any legal
proceeding

arising

out

of

this

Agreement,

any

of

the

other

Loan

Documents,

or

any

of

the

transactions
contemplated

hereby

or

thereby,

(b)

submit

to

personal

jurisdiction

in

the

State

of

North

Carolina,

the

courts
thereof and the United

States District Courts sitting

therein, for the enforcement of

this Agreement, the Notes

and
the other

Loan Documents, (c)

waives any and

all personal rights

under the law

of any jurisdiction

to object on
any basis

(including, without

limitation, inconvenience

of forum)

to jurisdiction

or venue

within the

State of

North
Carolina for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d)
agrees that

service of

process may

be made

upon it

in the

manner prescribed

in Section

9.01 for

the giving

of
notice

to

Borrower.

Nothing

herein

contained, however,

shall

prevent

the

Agent

from

bringing

any

action

or
exercising any rights

against any security

and against

the Loan Parties

personally,

and against

any assets of

the
Loan Parties, within any other state or jurisdiction.
SECTION 9.17
Counterparts.

This

Agreement

may

be

signed

in

any

number

of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were
upon the same instrument.
SECTION 9.18
Patriot Act Notice.

Each Bank and the

Agent (the Agent for

itself and not
on behalf of any

Bank) hereby notifies each

Loan Party that pursuant

to the requirements of

the Patriot Act

it is
required to obtain, verify and record information that identifies such Loan Party,

which information includes the
name and address

of such Loan

Party and other

information that will allow

such Bank or

the Agent, as applicable,
to identify such Loan Party in accordance with such Patriot Act.
SECTION 9.19
No

Fiduciary

Relationship.

Borrower

and

Guarantors,

on

behalf

of
themselves

and

their

respective

subsidiaries,

agree

that

in

connection

with

all

aspects

of

the

transactions
contemplated

hereby

and

any

communications

in

connection

therewith,

Borrower,

the

Guarantors,

the
Subsidiaries and their respective

Affiliates, on the one hand,

and the Agent, the

Banks, the Issuing Bank

and their
Affiliates, on the

other hand, will

have a business relationship

that does not

create, by implication or

otherwise,
any fiduciary duty on the part of the Agent, the Banks, the Issuing Bank or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.
SECTION 9.20
Acknowledgement

and

Consent

to

Bail-In

of

Affected

Financial
Institutions.

Notwithstanding

anything

to

the

contrary

in

any

Loan

Document

or

in

any

other

agreement,
arrangement or understanding

among any such

parties, each party

hereto acknowledges that

any liability of

any
Affected Financial Institution arising under any

Loan Document, to the extent

such liability is unsecured, may

be
subject to

the Write-Down and

Conversion Powers

of the

applicable Resolution

Authority and

agrees and

consents
to, and acknowledges and agrees to be bound by:
(a)
the application

of any

Write-Down

and Conversion

Powers by

the applicable

Resolution
Authority

to

any

such

liabilities

arising

hereunder

which

may

be

payable

to

it

by

any

party

hereto

that

is

an
Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all,

or a portion of, such

liability into shares or

other instruments of
ownership in such Affected Financial

Institution, its parent undertaking,

or a bridge institution

that may be

issued

to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in
lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation

of

the

terms

of such

liability in

connection with

the

exercise

of the
Write-Down and Conversion Powers of the applicable Resolution Authority.
SECTION 9.21 Certain ERISA Matters.
(a)
Each Bank

(x) represents

and warrants,

as of

the date

such Person

became a

Bank party
hereto, and (y) covenants, from

the date such Person became a

Bank party hereto to the

date such Person ceases
being a Bank party hereto, for the

benefit of, the Agent, and their respective

Affiliates, and not, for the avoidance
of doubt, to

or for the benefit

of Borrower or any

other Loan Party,

that at least

one of the following

is and will
be true:
(i)
such Bank

is not

using “plan

assets” (within

the meaning

of Section

3(42) of

ERISA
or otherwise

for purposes

of Title

I of

ERISA or

Section 4975

of the

Code) of

one or

more Benefit

Plans with
respect to such Bank’s entrance into,

participation in, administration of

and performance of the

Loans, the Letters
of Credit or the commitments or this Agreement;
(ii)
the prohibited

transaction exemption

set forth

in one

or more

PTEs, such

as PTE
84-14

(a

class

exemption

for

certain

transactions

determined

by

independent

qualified

professional

asset
managers), PTE

95-60 (a

class exemption

for certain

transactions involving

insurance company

general accounts),
PTE

90-1

(a class

exemption

for

certain transactions

involving

insurance

company pooled

separate

accounts),
PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23
(a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt
from

the

prohibitions

of

Section

406

of

ERISA

and

Section

4975

of

the

Code

such

Bank’s

entrance

into,
participation in, administration of and performance of the Loans, the Letters of Credit, the commitments and this
Agreement;
(iii)
(A) such Bank

is an investment

fund managed by

a “Qualified Professional

Asset
Manager” (within the

meaning of Part

VI of PTE

84-14), (B) such

Qualified Professional Asset

Manager made
the investment

decision on

behalf of

such Bank

to enter

into, participate

in, administer

and perform

the Loans,
the Letters of Credit, the commitments and this

Agreement, (C) the entrance into, participation in,

administration
of

and

performance

of

the

Loans,

the

Letters

of

Credit,

the

commitments

and

this

Agreement

satisfies

the
requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s

entrance into,
participation in, administration of and performance of the Loans, the Letters of Credit, the commitments and this
Agreement; or

(iv)
such

other

representation,

warranty

and

covenant

as

may

be

agreed

in

writing
between the Agent, in its sole discretion, and such Bank.

(b)
In addition, unless either (1)

sub-clause (i) in the immediately

preceding clause (a) is true
with respect to

a Bank or

(2) a Bank

has provided another

representation, warranty and

covenant in accordance
with sub-clause (iv) in the immediately preceding clause

(a), such Bank further (x) represents and warrants, as

of
the date

such Person became

a Bank party

hereto, to, and

(y) covenants, from

the date such

Person became a

Bank
party hereto

to the

date

such Person

ceases

being

a

Bank party

hereto,

for

the benefit

of,

the Agent,

and their
respective Affiliates,

and

not, for

the

avoidance of

doubt, to

or

for the

benefit

of

Borrower or

any

other

Loan
Party, that none of the Agent, and their respective Affiliates is a fiduciary with respect to the assets of such Bank involved

in

such

Bank’s

entrance

into,

participation

in,

administration

of

and

performance

of

the

Loans,

the
Letters of Credit, the commitments and this Agreement (including in connection with the reservation or exercise of any

rights by

the Agent under

this Agreement,

any Loan

Document or

any documents

related hereto or

thereto).

SECTION 9.22 Erroneous Payments.
(a)
Each Bank, each

Issuing Bank, and

any other party

hereto hereby severally

agrees that

if
(i) the Agent notifies (which such notice shall be

conclusive absent manifest error) such Bank or Issuing Bank or any other Person that has

received funds from the Agent

or any of its Affiliates,

either for its own account or

on
behalf of a Bank, Issuing Bank (each such recipient, a “Payment Recipient”) that the

Agent has determined in its
sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously

or

mistakenly

received

by,

such

Payment

Recipient

(whether

or

not

known

to

such

Payment
Recipient) or (ii)

any Payment Recipient

receives any payment

from the Agent

(or any of

its Affiliates)

(x) that
is in

a different

amount than,

or on

a different

date from,

that specified

in a

notice of

payment, prepayment

or
repayment sent by the Agent (or any

of its Affiliates) with respect to such payment,

prepayment or repayment, as
applicable, (y) that was not

preceded or accompanied by

a notice of payment,

prepayment or repayment sent

by
the Agent (or any of its

Affiliates) with respect to such payment,

prepayment or repayment, as applicable, or

(z)
that

such

Payment

Recipient

otherwise

becomes

aware was

transmitted

or

received

in

error

or

by

mistake

(in
whole or in part) then, in each

case, an error in payment shall be presumed

to have been made (any

such amounts
specified in clauses (i)

or (ii) of this Section 9.22(a),

whether received as a

payment, prepayment or repayment of
principal, interest, fees, distribution

or otherwise; individually and

collectively,

an “Erroneous Payment”),

then,
in each case, such Payment Recipient

is deemed to have knowledge of

such error at the time of

its receipt of such
Erroneous Payment;

provided that

nothing in

this Section

shall require

the Agent

to provide

any of

the notices
specified in clauses (i)

or (ii) above.

Each Payment Recipient

agrees that it shall

not assert any right

or claim to
any Erroneous

Payment, and

hereby waives

any claim,

counterclaim, defense

or right

of set-off

or recoupment
with respect

to any

demand, claim

or counterclaim

by the

for the

return of

any Erroneous

Payments, including
without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)
Without limiting the

immediately preceding

clause (a),

each Payment

Recipient agrees

that,
in the case of clause (a)(ii) above, it shall promptly notify the Agent in writing of such occurrence.
(c)
In the case

of either clause (a)(i)

or (a)(ii) above, such

Erroneous Payment shall at

all times
remain the

property of

the Agent

and shall be

segregated by

the Payment Recipient

and held

in trust

for the

benefit
of the

Agent, and

upon demand

from the

Agent such

Payment Recipient

shall (or,

shall cause

any Person

who
received

any

portion

of

an

Erroneous

Payment

on

its

behalf

to),

promptly,

but

in

all

events

no

later

than

one
Domestic Business

Day thereafter,

return to

the Agent

the amount

of any

such Erroneous

Payment (or

portion
thereof) as to

which such a

demand was made

in same day

funds and in

the currency so

received, together with
interest thereon in respect

of each day from

and including the date such

Erroneous Payment (or portion

thereof)
was

received

by

such

Payment

Recipient

to

the

date

such

amount

is

repaid

to

the

Agent

at

the

greater

of

the
Federal Funds Rate

and a rate

determined by the

Agent in accordance

with banking industry

rules on

interbank
compensation from time to time in effect.
(d)
In the event that an Erroneous Payment

(or portion thereof) is not recovered

by the Agent
for any

reason, after

demand therefor

by the

Agent in

accordance with

immediately preceding

clause (c),

from
any Bank that

is a Payment Recipient

or an Affiliate of

a Payment Recipient

(such unrecovered amount

as to such
Bank, an “Erroneous Payment Return

Deficiency”), then at the sole

discretion of the Agent and upon the

Agent’s
written notice

to such

Bank (i)

such Bank

shall be

deemed to

have made

a cashless

assignment of

the full

face
amount of the portion of its Loans (but not its commitments) with respect to which such Erroneous Payment was
made

(the

“Erroneous

Payment

Impacted

Class”)

to

the

Agent

or,

at

the

option

of

the

Agent,

the

Agent’s
applicable lending affiliate in

an amount that

is equal to the

Erroneous Payment Return

Deficiency (or such

lesser
amount

as

the

Agent

may

specify)

(such

assignment

of

the

Loans

(but

not

commitments)

of

the

Erroneous
Payment Impacted Class,

the “Erroneous Payment

Deficiency Assignment”) plus

any accrued and

unpaid interest
on such

assigned amount,

without further

consent or

approval of

any party

hereto and

without any

payment by
the Agent or its

applicable lending affiliate

as the assignee

of such Erroneous

Payment Deficiency Assignment.

The parties hereto acknowledge and agree

that (1) any assignment contemplated

in this clause (d) shall

be made

without any requirement

for any payment

or other

consideration paid by

the applicable

assignee or

received by
the

assignor,

(2)

the

provisions

of

this

clause

(d)

shall

govern in

the

event

of

any

conflict

with

the

terms

and
conditions of Section 9.07 and (3) the Agent may reflect such assignments in the register without further consent
or action by any other Person.
(e)
Each party

hereto

hereby

agrees

that

(x)

in

the

event

an

Erroneous Payment

(or

portion
thereof)

is

not

recovered

from

any

Payment

Recipient

that

has

received

such

Erroneous

Payment

(or

portion
thereof) for any reason, the

Agent (1) shall be subrogated

to all the rights of such

Payment Recipient with respect
to

such

amount

and

(2) is

authorized

to set

off,

net and

apply any

and

all

amounts

at

any time

owing to

such
Payment Recipient

under any

Loan Document,

or otherwise

payable or

distributable by

the Agent

to such

Payment
Recipient

from

any

source,

against

any

amount

due

to

the

Agent

under

this

Section

9.22

or

under

the
indemnification provisions of

this Agreement, (y)

the receipt of

an Erroneous Payment

by a Payment

Recipient
shall not for

the purpose of

this Agreement be

treated as a payment,

prepayment, repayment, discharge

or other
satisfaction of any Obligations owed

by Borrower or any

other Loan Party;
provided
that this Section 9.22

shall
not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of Borrower relative

to the amount (and/or timing for payment) of the

Obligations
that would have been payable

had such Erroneous Payment

not been made by

the Agent;
provided ,

further
, that
for

the

avoidance

of

doubt,

immediately

preceding

clauses

(x)

and

(y)

shall

not

apply

to

the

extent

any

such
Erroneous Payment

is, and

solely with

respect to

the amount

of such

Erroneous Payment

that is,

comprised of
funds received by the Agent from Borrower or any other Loan Party for the purpose of making a payment on the
Obligations and (z) to

the extent that

an Erroneous Payment was

in any way or

at any time

credited as payment
or satisfaction of any

of the Obligations,

the Obligations or

any part thereof

that were so credited,

and all rights
of the Payment Recipient,

as the case may

be, shall be

reinstated and continue

in full force and

effect as if

such
payment or satisfaction had never been received.
(f)
Each

party’s

obligations

under

this

Section

9.22

shall

survive

the

resignation

or
replacement of the Agent or

any transfer of right or

obligations by, or the replacement of, a Bank,

the termination
of the commitments or the

repayment, satisfaction or discharge

of all Obligations (or

any portion thereof) under
any Loan Document.
(g)
Nothing in this

Section 9.22 will

constitute a waiver

or release of

any claim of

the Agent
hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
ARTICLE X
GUARANTY
SECTION 10.01
Unconditional

Guaranty.

Each

Guarantor

hereby

irrevocably,
unconditionally and jointly and severally guarantees, each as a primary obligor and not merely as a surety, to the
Agent, the Issuing Bank and

the Banks the due and punctual

payment of the principal of

and the premium, if any,
and

interest

on

the

Guaranteed

Obligations

and

any

and

all

other

amounts

due

under

or

pursuant

to

the

Loan
Documents, when

and as

the same

shall become

due and

payable (whether

at stated

maturity or

by optional

or
mandatory

prepayment

or

by

declaration,

redemption

or

otherwise)

in

accordance

with

the

terms

of

the

Loan
Documents.

The

Guarantors’

guaranty

under this

Section

is

an

absolute,

present and

continuing

guarantee

of
payment and

not of

collectability,

and is

in no

way conditional

or contingent

upon any

attempt to

collect from
Borrower, any of the Guarantors or any other guarantor

of the Guaranteed Obligations (or any

portion thereof) or
upon any

other

action, occurrence

or circumstances

whatsoever.

In the

event

that Borrower

or any

Guarantor
shall

fail

so to

pay any

such

principal,

premium, interest

or

other

amount to

the

Agent, the

Issuing Bank

or

a
Bank, the Guarantors

will pay the

same forthwith, without demand,

presentment, protest or

notice of any

kind (all
of which

are waived

by

the Guarantors

to the

fullest

extent

permitted by

law), in

lawful

money of

the United
States, at

the place

for payment

specified in

Loan Documents

or specified

by such

Agent in

writing, to

such Agent.

The Guarantors further agree, promptly after demand, to pay to the Agent, the Issuing Bank and Banks the costs
and expenses

incurred by

such Agent,

Issuing Bank

or Bank

in connection

with enforcing

the rights

of such

Agent,
Issuing Bank, and Banks against Borrower and any or all of the Guarantors (whether in a bankruptcy proceeding or otherwise)

following any

default

in payment

of any

of the

Guaranteed Obligations

or the

obligations

of the
Guarantors hereunder,

including, without

limitation, the

reasonable fees

and expenses

of counsel

to the

Agent,
Issuing Bank and such Banks.
SECTION 10.02
Obligations Absolute.

The obligations of the Guarantors

hereunder are and
shall be

absolute and

unconditional, irrespective

of the

validity,

regularity or

enforceability of

this Agreement,
any of the Guaranteed

Obligations or any of

the Loan Documents, shall

not be subject

to any counterclaim, set-
off, deduction

or defense

(other than

the defense

of payment

or performance)

based upon

any claim

any of

the
Guarantors may have against

Borrower,

any other Guarantor or

the Agent, Issuing Bank

or any Bank hereunder
or otherwise, and shall remain

in full force and effect

without regard to, and shall

not be released, discharged or
in any way

affected by, to the fullest extent permitted

by law, any circumstance or

condition whatsoever (whether
or not any of the Guarantors shall have any knowledge or notice thereof), including, without limitation:
(a)
any amendment

or modification

of or

supplement to

any of

the

Loan Documents

or any
other

instrument

referred

to

herein

or

therein,

or

any

assignment

or

transfer

of

any

thereof

or

of

any

interest
therein, or any furnishing or acceptance of additional security for any of the Guaranteed Obligations;
(b) any waiver, consent or extension under any Loan Document or any such other instrument, or any indulgence

or other action

or inaction under

or in respect

of, or any

extensions or renewals

of, any Loan
Document, any such other instrument or any Guaranteed Obligation;
(c)
any failure,

omission or

delay on

the part

of the

Agent to

enforce, assert

or exercise

any
right, power or remedy conferred

on or available to the Agent,

the Issuing Bank or any Bank

against Borrower or
any Guarantor, any Subsidiary of Borrower or any Subsidiary of any Guarantor;
(d)
any bankruptcy,

insolvency,

readjustment, composition, liquidation

or similar proceeding
with respect to Borrower, any Guarantor, any Subsidiary of Borrower or any Subsidiary of any Guarantor or any
property of

Borrower,

any Guarantor

or

any such

Subsidiary or

any

unavailability of

assets

against

which

the
Guaranteed Obligations, or any of them, may be enforced;
(e)
any merger or consolidation of Borrower,

any Subsidiary of Borrower or any

Guarantor or
any of the Guarantors into or with any other Person or any sale, lease or transfer of any or all of the assets of any of the Guarantors, Borrower or any Subsidiary of Borrower or any Guarantor to any Person;
(f)
any failure on

the part of

Borrower, any

Guarantor or any

Subsidiary of Borrower

or any
Guarantor for

any reason

to comply

with or

perform any

of the

terms of

any agreement

with any

of the

Guarantors;
(g)
any

exercise

or

non-exercise

by

the

Agent,

the

Issuing

Bank or

any

Bank,

of

any

right,
remedy,

power or

privilege under

or

in respect

of

any of

the

Loan Documents

or the

Guaranteed

Obligations,
including, without limitation, under this Section;
(h)
any default, failure or delay, willful or otherwise, in the performance or payment of any of
the Guaranteed Obligations;
(i)
any furnishing or acceptance

of security,

or any release, substitution

or exchange thereof,
for any of the Guaranteed Obligations;

(j)
any

failure

to

give

notice

to

any

of

the

Guarantors

of

the

occurrence

of

any

breach

or
violation of,

or any

event of

default or

any default

under or

with respect

to, any

of the

Loan Documents

or the
Guaranteed Obligations;
(k)
any

partial

prepayment,

or

any

assignment

or

transfer,

of

any

of

the

Guaranteed
Obligations; or
(l)
any other

circumstance

(other than

indefeasible payment

in full)

which might

otherwise
constitute a legal or equitable discharge or defense of a guarantor or which might in any manner or to any extent
vary the risk of such Guarantor.
The Guarantors covenant that their respective obligations

hereunder will not be discharged except
by complete performance of

the obligations contained

in the Loan Documents

and this Agreement

and the final
and indefeasible

payment in

full of

the Guaranteed

Obligations.

The Guarantors

unconditionally waive,

to the
fullest extent permitted by

law (A) notice of

any of the matters

referred to in this

Section, (B) any and

all rights
which any of the

Guarantors may now or

hereafter have arising

under, and

any right to claim

a discharge of

the
Guarantor’s obligations hereunder by reason of the failure

or refusal by the Agent, the

Issuing Bank, or any Bank
to take any action pursuant to any

statute (including, without limitation, Sections 26- 7, 26-8 or 26-9 of the North
Carolina General Statutes

or any similar

or successor provisions)

permitting a Guarantor

to request that

the Agent
or any

Bank attempt

to collect

the Guaranteed

Obligations from

Borrower,

any of

the Guarantors

or any

other
guarantor, (C) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Agent, the Issuing Bank or any Bank against the Guarantors, including, without limitation, presentment to or demand of payment from Borrower,

any of the Subsidiaries of Borrower or any Guarantor, or any of the other
Guarantors

with

respect

to

any

Loan

Document

or

this

Agreement,

notice

of

acceptance

of

the

Guarantors’
guarantee hereunder

and/or

notice to

Borrower,

any of

the

Subsidiaries of

Borrower or

any

Guarantor,

or

any
Guarantor of default or protest for nonpayment or dishonor, (D) any diligence in collection from or protection of
or

realization

upon

all

or

any

portion

of

the

Guaranteed

Obligations

or

any

security

therefor,

any

liability
hereunder, or

any party primarily or

secondarily liable for

all or any portion

of the Guaranteed Obligations,

and
(E) any duty or obligation

of the Agent, the Issuing Bank

or any Bank to proceed to

collect all or any portion

of
the Guaranteed

Obligations from,

or to

commence an

action against,

Borrower, any

Guarantor or

any other

Person,
or to resort

to any

security or

to any

balance of any

deposit account

or credit

on the books

of the

Agent, the Issuing
Bank or any Bank in favor of Borrower,

any Guarantor or any other Person, despite any notice

or request of any
of the Guarantors to do so.
SECTION 10.03
Continuing Obligations: Reinstatement.

The obligations of the Guarantors
under this Article X are continuing obligations and shall continue in full force and effect until such time as all of the Guaranteed

Obligations (and

any renewals

and extensions

thereof) shall

have been

finally and

indefeasibly
paid and satisfied in full.

The obligations of the Guarantors under this Article X shall continue to be effective or be

automatically

reinstated,

as

the

case

may

be,

if

any

payment

made

by

Borrower,

any

Guarantor

or

any
Subsidiary of

Borrower or

any Guarantor

on, under

or in

respect of

any of

the Guaranteed Obligations

is rescinded
or

must

otherwise

be

restored

or

returned

by

the

recipient

upon

the

insolvency,

bankruptcy,

dissolution,
liquidation or

reorganization

of Borrower,

any Guarantor

or any

such Subsidiary,

or upon

or as

a result

of the
appointment of a

custodian, receiver,

trustee or other

officer with

similar powers with

respect to

Borrower, any
Guarantor or any such Subsidiary or any substantial part of the property of Borrower,

any Guarantor or any such
Subsidiary, or otherwise,

all as though such payment had not been made.

If an event permitting the acceleration
of all or

any portion of the

Guaranteed Obligations shall

at any time have

occurred and be continuing,

and such
acceleration

shall

at

such

time

be

stayed,

enjoined

or

otherwise

prevented

for

any

reason,

including

without
limitation because of the

pendency of a case

or proceeding relating to

Borrower, any Guarantor or any

Subsidiary
of Borrower

or any

Guarantor under

any bankruptcy

or insolvency

law,

for purposes

of this

Article X

and the
obligations of the Guarantors hereunder,

such Guaranteed Obligations shall be

deemed to have been accelerated

with the same effect as if

such Guaranteed Obligations had been accelerated

in accordance with the terms of the
applicable Loan Documents or of this Agreement.
SECTION 10.04
Additional Security, Etc.

The Guarantors authorize the Agent on behalf of
the Issuing Bank

and Banks

without notice to

or demand on

the Guarantors and

without affecting

their liability
hereunder, from time

to time

(a) to

obtain additional

or substitute

endorsers or

guarantors; (b)

to exercise

or refrain
from

exercising

any

rights

against,

and

grant

indulgences

to,

Borrower,

any

Subsidiary

of

Borrower

or

any
Guarantor, any

other Guarantor or

others; and (c)

to apply any sums,

by whomsoever paid

or however realized,
to

the

payment

of

the

principal

of,

premium,

if

any,

and

interest

on,

and

other

obligations

consisting

of,

the
Guaranteed Obligations.

The Guarantors waive any right

to require the Agent, the

Issuing Bank or any Bank to
proceed against any

additional or

substitute endorsers

or guarantors

or Borrower or

any of their

Subsidiaries or
any other Person or to pursue any other remedy available to the Agent, the Issuing Bank or any such Bank.
SECTION 10.05
Information

Concerning

Borrower.

The

Guarantors

assume

all
responsibility for being

and keeping themselves

informed of the

financial condition and

assets of Borrower,

the
other

Guarantors

and

their

respective

Subsidiaries,

and

of

all

other

circumstances

bearing

upon

the

risk

of
nonpayment of

the Guaranteed

Obligations and

the nature,

scope and

extent of

the risks

which the

Guarantors
assume and

insure hereunder,

and agree

that neither

the Agent,

the Issuing

Bank nor

any Bank

shall have

any
duty to advise the

Guarantors of information

known to the

Agent, the Issuing Bank

or any such Bank

regarding
or in any manner relevant to any of such circumstances or risks.
SECTION 10.06
Guarantors’

Subordination.

The Guarantors hereby

absolutely subordinate,
both

in

right

of

payment

and

in

time

of

payment,

any

present

and

future

indebtedness

of

Borrower

or

any
Subsidiary of Borrower or any Guarantor

to any or all

of the Guarantors to the indebtedness

of Borrower or any
such Subsidiary

to

the

Issuing Bank

or

the

Banks (or

any

of them),
provided

that the

Guarantors

may receive
scheduled payments of principal, premium (if

any) and interest in respect of

such present or future indebtedness
so long as there is no Event of Default then in existence.
SECTION 10.07
Waiver

of Subrogation.

Until the final and indefeasible

payment in full of
the Guaranteed Obligations,

the Guarantors hereby

waive any right

of subrogation (under

contract, Section 509
of the Bankruptcy Code or otherwise) or any other right

of indemnity, reimbursement or contribution and hereby
waive any right

to enforce

any remedy

that the

Agent, the

Issuing Bank or

any Bank

now has

or may

hereafter
have against Borrower, any Guarantor or any endorser or any

other guarantor of all or any

part of the Guaranteed
Obligations,

and

the

Guarantors

hereby

waive

any

benefit

of,

and

any

right

to

participate

in,

any

security

or
collateral given to the Agent, the Issuing Bank or any Bank to secure payment or performance of the Guaranteed
Obligations or any other liability of Borrower to the Agent, the Issuing Bank or any Bank.

SECTION 10.08
Enforcement.

In the

event

that

the

Guarantors shall

fail

forthwith

to

pay
upon demand

of the

Agent, the Issuing

Bank or

any Bank

any amounts

due pursuant

to this

Article X

or to

perform
or comply

with or

to cause

performance or

compliance with

any other

obligation of

the Guarantors

under this
Agreement, the Agent, the Issuing Bank and any Bank shall be entitled and empowered to institute any action or proceeding

at

law

or

in

equity

for

the

collection

of

the

sums

so

due

and

unpaid

or

for

the

performance

of

or
compliance with

such terms,

and may prosecute

any such

action or

proceeding to

judgment or

final decree

and
may enforce such judgment or final decree against the Guarantors and collect in the manner provided by law out of

the

property

of

the

Guarantors,

wherever

situated,

any

monies

adjudged

or

decreed

to

be

payable.

The
obligations of the

Guarantors under this

Agreement are

continuing obligations

and a fresh

cause of

action shall
arise in respect of each default hereunder.
SECTION 10.09
Miscellaneous.

Except

as

may

otherwise

be

expressly

agreed

upon

in
writing, the

liability of

the Guarantors

under this

Article X

shall neither

affect

nor be

affected

by

any prior

or
subsequent guaranty

by the

Guarantors of

any other

indebtedness to

the Agent,

the Issuing

Bank or

the Banks.

Notwithstanding anything

in this

Article X

to the contrary,

the maximum

liability of

each Guarantor

hereunder
shall in no

event exceed the

maximum amount which

could be paid

out by such

Guarantor without rendering

such
Guarantor’s obligations under

this Article X,

in whole

or in part,

void or voidable

under applicable

law, including,
without

limitation,

(i)

the

Bankruptcy

Code

of

1978,

as

amended,

and

(ii)

any

applicable

state

or

federal

law
relative to fraudulent conveyances.
[The remainder of this page intentionally left blank.]

IN WITNESS

WHEREOF,

the

parties

hereto have

caused this

Agreement

to be

duly

executed,
under seal, by their respective authorized officers as of the day and year first above written.
THE CATO

CORPORATION
By:

/s/ Charles D. Knight

Charles D. Knight
Executive Vice President and Chief Financial Officer
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number: 704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

THE

CATO

CORPORATION,

as

sole

member

or

manager

of

CatoWest,

LLC,
CatoSouth LLC, Cato WO LLC, Cato of

Florida L.L.C., Cato of Tennessee,

LLC,
Cato of

Virginia,

LLC, Cato of

North Carolina,

LLC, Cato

of Illinois,

LLC, Cato
of South Carolina, LLC and Ohio Cato Stores, LLC
By:

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President and Chief Financial Officer
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn: Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

CHW,

LLC
By:

/s/ Charles D. Knight

Charles D. Knight
President
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

CADEL LLC
By:

CHW,

LLC, its Member Manager

By:

/s/ Charles D. Knight

Charles D. Knight
President
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

CATO

OF TEXAS L.P.
By:

Cato Southwest, Inc., as General Partner
By:

/s/ Charles D. Knight

Charles D. Knight
President of Cato Southwest, Inc., General Partner
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

CATO

SOUTHWEST,

INC.
By:

/s/ Charles D. Knight

Charles D. Knight
President
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

catocorp.com, LLC
By:

/s/ Charles D. Knight

Charles D. Knight
President
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

CATO

OF GEORGIA, LLC
By:

/s/ Charles D. Knight

Charles D. Knight
President
c/o The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Christin Reische, Vice President and
General Counsel
Telecopy number:

704-551-7547
Telephone number:

704-554-8510
With a copy to:

8100 Denmark Road
Charlotte, North Carolina 28273
Attn:

Charles D. Knight, Vice President and Chief Financial Officer

Telephone number:

704-551-7499
Email: Investorrelations@catocorp.com

COMMITMENTS
Revolving Credit Commitment:
$35,000,000
(Letter of Credit
Commitment: $35,000,000)

WELLS FARGO BANK, NATIONAL
ASSOCIATION

,

as Agent, Issuing Bank and as a
Bank
By:

/s/ Brad D. Bostick

Name:

Brad D. Bostick
Title:

Senior Vice President
Lending Office
Wells

Fargo Bank, National Association
301 S. Tryon Street, 28
th

Floor
Charlotte, NC 28288
MAC D1130-286
Attention of: Brad Bostick
Telephone No.: (704) 374-6812
Telecopier No (704) 374-6483
Email:brad.bostick@wellsfargo.com
with a copy to
King & Spalding LLP
300 S Tryon Street
Suite 1700
Charlotte, NC 28202
Attention of: Aleksandra Kopec
Telephone: (704) 503-2587
Email: akopec@kslaw.com

SCHEDULE 1.01
Investment Policy
[Attached]

THE CATO CORPORATION
CASH INVESTMENT POLICY
I.

OBJECTIVES
The

objectives

of

the

cash

investment

policy

include

maximum

safety

and

preservation

of

principal,
maximum after-tax yield from cash assets and appropriate

liquidity to meet normal cash needs.
II.

AUTHORIZED OFFICIALS AND CONTROLS
A.

The Chief Executive

Officer, Chief Financial Officer and/or

Treasurer each may

execute a single

non-
equity investment purchase or

sale up to

$10,000,000, and any single

purchase or sale transaction
in excess

of

$10,000,000 must

be approved

in writing

by two

of

the three

designated officers

and
evidence of such approval must be filed in the company’s records.
B.

All equity investments, regardless

of value, must be

approved by two of

the three designated officers
listed in A above.
C.

The Treasurer will

review a daily

summary of investment

activity presented

in the Investment

Position
Report to ensure investments adhere to the policy.
D.

The daily administration of

the investment activities will be

done under the direction of

the Treasurer.

In the absence of the Treasurer, the Treasury personnel will perform the daily administration.
E.

Investment activity may

be conducted by

outside managers provided

the manager(s) are

approved
by two

of the three

designated corporate

officers listed

in A

above.

The manager

must provide,

under
a signed contract, that they will adhere to quality and liquidity guidelines contained in this policy.
III.

INVESTMENT PARAMETERS
A.

No investments will be made which violate covenants contained in bank loans or other agreements.
B.

Safety of principal is the primary consideration.
C.

Liquidity must be provided to meet the Company’s projected cash requirements.
D.

The highest yield should be obtained providing for safety of principal and required liquidity.
E.

All outside

managers

are required

to

conduct sufficient

due diligence

to support

the

viability of

an
investment beyond

any rating

assigned by

rating agencies

and provide

Cato with

an outline

of the
due diligence procedures followed.
F. No foreign currency based investments are permitted.
G.

No manager is permitted to invest in derivative investments except as outlined in Section I.
IV.

DEFINITIONS
A.

The following definitions apply to the terms used in this policy:
Security –

An individual

financial instrument

(bond, share

of stock,

note, etc.)

issued by

a specific
company,

government entity or

bank.

Separate purchases of

the same instrument

made at
different times are considered one security.

Portfolio – The total of the Company’s cash, cash equivalents, bond and equity investments.
Portfolio Division

– A

subset of

the total

portfolio subject

to separate

and distinct

maturity and

duration
limits.
Portfolio

Division

Limit

–

The

maximum

percentage

that

any

portfolio

division

can

be

of

the

total
portfolio’s value at any one time.
Individual Security Limit –

The maximum percentage that

any security can

be of the

total portfolio’s
value at the time of a new security’s purchase, regardless of portfolio division.
Aggregate

Category

Limit

–

The

maximum

percentage

that

the

total

value

of

all

securities

in

a
particular category

can be

of the

total portfolio’s

value at

the time

of a

new security’s

purchase,
regardless of portfolio division.
Maturity –

The date

on which

the life

of a

financial instrument

ends through

cash or

physical settlement
or expiration with no value.

The maturity of a bond refers to the date that the debt will cease to exist, at which time the issuer will redeem the bond by

paying

the principal (or face value).
V. PORTFOLIO DIVISIONS
A.

The

Company’s total

portfolio will

be

divided into

four

portfolio divisions

each

with a

progressively
longer

maximum

maturity and

average

duration and

a

fifth

division composed

of

any

investments
described in Section VI, subsections G and H.
B.

The securities in

each of the

first four divisions

can be from

any of the

approved categories

in Section
VI with the exception of subsections G and H.
C.

The portfolio in total should have an average duration of no more than 2.5 years.
D.

The five portfolio divisions are defined as follows:
●

Division 1 – Liquid portfolio to meet the operating needs of the Company with a maximum
maturity of one year.

No portfolio division limit.
●

Division 2 – Short-term portfolio with a maximum maturity of

3 years and average duration of 1.5
years.

No portfolio division limit.
●

Division 3 – Medium-term portfolio with a maximum maturity

of 10 years from settlement date
and average duration of 3.5 years.

A portfolio division limit of 20%.
●

Division 4 – Long-term portfolio with a maximum maturity

of 10 years from settlement date and
average duration of 5 years.

A portfolio division limit of 5%.
●

Division 5 – Special investment division of equity and hedge fund investments with a portfolio
division limit of 10%.
VI.

AUTHORIZED INVESTMENT CATEGORIES
A.

Money Market Funds:
Readily marketable funds that trade on a constant net asset value and which invest solely in
securities otherwise eligible for purchase/investment under this policy’s guidelines.
●

Rating minimum of obligation or obligor: P-1, or A3 by Moody’s or A- by Standard

& Poor’s.
●

Individual security limit: None
●

Aggregate category limit: None
B.

Taxable

and Tax

Advantaged Corporate Debt:
Instruments issued by US and foreign (only foreign corporate bonds) corporations.

Includes
corporate notes, corporate bonds, floating rate notes, mutual funds and auction-rate preferred
stock, USD denominated and issued in the US.

●

Rating minimum of obligation or obligor of securities with

minimum security ratings of
Baa3/BBB-/BBB- with maximum maturity of 5 years for those securities rated lower than A3/A-
/A- by Moody’s or Standard & Poor’s.

For securities rated A3/A-/A- or higher, permit maximum
security maturity of 10 years.
●

Individual security limit: 5% of the Market Value of the portfolio.
●

Aggregate category limit: None
C.

Taxable

And Tax

Advantaged Municipal Issues:
Investments in this category shall consist principally of obligations of
States/Municipalities/Institutions.
●

Rating minimum of obligation or obligor of securities with

minimum security ratings of
Baa3/BBB-/BBB- with maximum maturity of 5 years for those securities rated lower than A3/A-
/A- by Moody’s or Standard & Poor’s.

For securities rated A3/A-/A- or higher, permit maximum
security maturity of 10 years.

The implied rating of the underlying Letter of Credit may be used if the issue is not rated.
●

First preference should be given to states in which the Company has taxable income for tax
advantaged issues.
●

Individual security limit: 5% of the Market Value of the portfolio.
●

Aggregate category limit: None
D.

Asset-Backed Securities
Investments in this category shall include, but not be limited to asset-backed obligations related to
real estate, automobile loans and credit card portfolios.
●

In order to qualify as a permitted ABS the following is required:
●

The bond is to be senior in the deal capital structure;
●

Trust deal size needs to be greater than $250MM; and
●

Tranche size needs to be greater than $50MM.
●

Individual security limit: 5% of the Market Value of the portfolio.
●

Aggregate category limit: None
E.

Repurchase Agreements:
Placed through recognized broker/dealers or banks acting as principal and backed: 1) direct
obligations of the U.S. Government having a present market value equal to the investment or, 2)
obligations of federal agencies having a present market value equal to the investment, or 3)
commercial paper of A2 or P2 or better quality having a present market value equal to the
investment.
●

Individual security limit: 25% of the Market Value of the portfolio.
●

Aggregate category limit: None
F.
Money market instruments issued by

US and foreign corporations

and banks, issued in the

US and
paid in US

dollars.

Includes CDs, Commercial

Paper (including Asset

Backed Commercial Paper),
Bankers Acceptances, time deposits.
●

Rating minimum of obligation or obligor of securities with

minimum security ratings of P-1 by
Moody’s or A-1 by Standard & Poor’s.
●

Individual security limit: 5% of the Market Value of the portfolio.
●

Aggregate category limit: None
G.

Sovereign and supranational debt

denominated in US

dollars, issued under

US securities law,

may
be issued by Foreign agencies, Sovereigns, Supranational

entities
●

Rating minimum of obligation or obligor of securities with

minimum security ratings of P-1 by
Moody’s or A-1 by Standard & Poor’s.
●

Individual security limit: 5% of the Market Value of the portfolio.
●

Aggregate category limit: None

H.

U.S.

Government

and

Government

Sponsored

Agency

Securities

Direct

obligations

of

the

U.S.
Government and those federal

agencies whose obligations

are guaranteed by the U.S.

Government,
repurchase

agreements

collateralized

by

eligible

investments

of

the

US

Government

or

US
Government agencies.
●

Rating minimum of obligation or obligor of securities with

minimum security ratings of P-1 by
Moody’s or A-1 by Standard

& Poor’s.
●

Rating minimum of obligation or obligor of securities with

minimum security ratings of A-3 by
Moody’s or A- by Standard & Poor’s if security only has long term ratings.
●

Individual security limit: No limit if direct obligation of US; otherwise

50% if not guaranteed by
US
●

Aggregate category limit: None
I.

Equities:
Common Stocks or equivalents including Unit Investment Trusts, preferred stocks, securities convertible into common stock, partnerships investing in equities and mutual funds
●

Rating minimum of obligation or obligor: Not Applicable
●

Individual security limit: 5%
●

Aggregate category limit: 10%
VII.

SECURITY LIMITATIONS
A.

Single and aggregate security limitations apply to the portfolio’s total value at the time of the
security purchase.

It is the Company’s intention to monitor the overall allocation of the portfolio.
VIII.

INVESTMENTS OUTSIDE OF POLICY
A.

It is understood that there may be corporate investments of a longer-term nature that are not
covered under this policy.

These investments, which may include for example, equity-related acquisitions, require separate Board approval and are not intended to be governed under this
Policy.

Likewise, any permanent changes to these guidelines must be

approved by the Board of
Directors.

SCHEDULE 4.17
Existing Subsidiaries
Name of Subsidiary Jurisdiction of Organization
CatoWest,

LLC
Nevada
Cedar Hill National Bank United States
CHW,

LLC
Delaware
Cato Southwest, Inc. Delaware
CatoSouth LLC North Carolina
Providence Insurance Company, Limited North Carolina
CaDel LLC Delaware
catocorp.com, LLC Delaware
Cato of Texas L.P.
Cato WO LLC

Cato of Florida L.L.C.

Cato of Tennessee, LLC

Cato of Virginia,

LLC

Cato of North Carolina, LLC

Cato of Illinois, LLC

Cato of South Carolina, LLC

Ohio Cato Stores, LLC

Cato of Georgia, LLC
Cato Overseas Limited
Shanghai Cato Overseas Business
Consultancy Company, Limited
Cato Overseas Services Limited
Cato Employee Services Management, LLC
Cato Employee Services L.P.
Texas
Delaware
Florida
Tennessee
Virginia
North Carolina
Illinois
South Carolina
Ohio
Georgia
Hong Kong
China
Hong Kong
Texas
Texas

Cato Services Vietnam Company Limited Vietnam
Cato Land Development, LLC
South Carolina

Fort Mill Land Development LLC North Carolina

SCHEDULE 5.10
Existing Investments
None.

SCHEDULE 5.27
Existing Debt
Schedule of Indebtedness
As of May 19, 2022
Equipment Leases:
●
Hendrix Business Systems – maturing on September 2024
o
29 payments totaling

$174,754.00
●
CSI Leasing Inc. – maturing on May 2024
o
25 payments totaling

$1,287,335.00

EXHIBIT A
REVOLVING CREDIT

NOTE
$_________

Charlotte, North Carolina
__________ __, 2022
For value received, THE CATO

CORPORATION

(the “Borrower”) promises to pay to

the order
of

____________________

(the

“Bank”),

for

the

account

of

its

Lending

Office,

the

principal

sum

of
_____________________________________________

and

No/100

Dollars

($___________),

or

such

lesser
amount as shall

equal the unpaid

principal amount

of each Revolving

Credit Advance

made by

the Bank to

the
Borrower pursuant

to the

Credit Agreement

referred to

below,

on the

dates and

in the

amounts provided

in the
Credit Agreement.

The Borrower

promises to

pay interest

on the

unpaid principal

amount of

this Note

on the
dates and at

the rate or

rates provided for

in the Credit

Agreement.

Interest on any overdue

principal of and,

to
the extent permitted

by law, overdue interest

on the principal

amount hereof shall

bear interest

at the Default

Rate,
as provided

for in

the Credit

Agreement.

All such

payments of

principal

and interest

shall be

made in

lawful
money of

the United

States in

federal or

other immediately

available funds

at the

office of

Wells

Fargo

Bank,
National Association, 301

S. Tryon

Street, 28
th

Floor, Charlotte,

North Carolina

28288 or at

such other address
as may be specified from time to time pursuant to the Credit Agreement.
All Revolving Credit Advances made by the Bank,

the interest rates from time to time

applicable
thereto and all repayments of

the principal thereof shall be

recorded by the Bank

and, prior to any transfer

hereof,
endorsed by the

Bank on the

schedule attached hereto,

or on a

continuation of such

schedule attached to

and made
a

part

hereof;

provided

that

the

failure

of

the

Bank

to

make,

or

any

error

of

the

Bank

in

making,

any

such
recordation

or

endorsement

shall

not

affect

the

obligations

of

the

Borrower

hereunder

or

under

the

Credit
Agreement.
This Note is one of the Notes referred

to in the Credit Agreement dated as of _________ __,

2022
among the Borrower,

the Initial Guarantors,

the banks listed

on the signature pages

thereof and their

successors
and assigns,

Wells Fargo Bank, National Association,

as Issuing

Bank and

as Agent

(as the

same may

be amended
or modified from time to time, the “Credit Agreement”).

Terms defined in the Credit Agreement are used herein
with the same meanings.

Reference is made to

the Credit Agreement for

provisions for the prepayment

and the
repayment hereof and the acceleration of the maturity hereof.
The

Borrower

hereby

waives

presentment,

demand,

protest,

notice

of

demand,

protest

and
nonpayment

and

any

other

notice

required

by

law

relative

hereto,

except

to

the

extent

as

otherwise

may

be
expressly provided for in the Credit Agreement.
The

Borrower

agrees,

in

the

event

that

this

Note

or

any

portion

hereof

is

collected

by

law

or
through

an

attorney

at

law,

to

pay

all

reasonable

costs

of

collection,

including,

without

limitation,

reasonable
attorneys’ fees.

IN

WITNESS

WHEREOF,

the

Borrower

has

caused

this

Revolving

Credit

Note

to

be

duly
executed under seal, by its duly authorized officer as of the day and year first above written.
THE CATO

CORPORATION
By:

(SEAL)
Title:

Revolving Credit Note (cont’d)
ADVANCES

AND PAYMENTS

OF PRINCIPAL
Date
Interest
Rate
Amount of
Loan
Amount of
Principal
Repaid
Notation
Made By

EXHIBIT B
NOTICE OF BORROWING
____________, 20__
To:

Wells

Fargo Bank, National Association
Re:

Credit Agreement (as amended and modified from

time to time, the “Credit Agreement”) dated

as
of ________

__,

2022 among

The

Cato Corporation,

the

Initial Guarantors,

Wells

Fargo

Bank,
National

Association,

as

Issuing

Bank

and

Agent

and

the

Banks

listed

on

the

signature

pages
thereof
Ladies & Gentlemen:
Unless otherwise

defined herein,

capitalized terms

used herein

shall have

the meanings

attributable
thereto in the Credit Agreement.
This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.
The Borrower hereby

requests a [Daily

Simple SOFR Borrowing] [Term SOFR Borrowing]

[Base
Rate Borrowing] in the aggregate principal amount of $____________

to be made on ____________, 20__, and
for interest

to accrue

thereon at

the

rate

established by

the

Credit Agreement

for [Daily

Simple

SOFR

Loans]
[Term

SOFR Loans]

[Base Rate

Loans].

[If [Daily

Simple SOFR

Loan Borrowing]

[Term

SOFR Borrowing],
the duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].
The

Borrower

has

caused

this

Notice

of

Borrowing

to

be

executed

and

delivered

by

its

duly
authorized officer this _____ day of ____________, 20__.
THE CATO

CORPORATION
By:

Title:

EXHIBIT C
[Reserved.]

EXHIBIT D
CLOSING CERTIFICATE
Reference is made to

the Credit Agreement (the “Credit

Agreement”) dated as of

______ __, 2022 among
The Cato

Corporation, the

Initial Guarantors,

Wells Fargo Bank, National

Association, as

Issuing Bank

and Agent
and the

banks listed

on the

signature pages

thereof.

Capitalized terms

used herein

have the

meanings ascribed
thereto in the Credit Agreement.
Pursuant

to

Section

3.01(d)

of

the

Credit

Agreement,

_____________________,

the

duly

authorized
______________________ of the

Borrower hereby certifies

to the Agent

and the Banks

that: (i) no

Default has
occurred and is continuing on the date

hereof; and (ii) the representations and warranties of

the Borrower and the
Initial Guarantors contained in Article IV of the Credit Agreement are true on and as of the date hereof.
Certified as of the _____ day of _________, 2022.
THE CATO

CORPORATION
By:

Title:

EXHIBIT E
SECRETARY’S

CERTIFICATE
The

undersigned,

_____________,

____________

Secretary

of

_______________,

a
_____________ corporation (the “Company”), hereby certifies that he has been duly elected,

qualified and is acting in such capacity and that,

as such, he is familiar with the facts

herein certified and is duly
authorized to

certify the

same, and

hereby further certifies,

in connection

with that

certain Credit

Agreement dated
as of _________ __, 2022 among The Cato Corporation, the Initial Guarantors listed therein, Wells

Fargo Bank,
National Association, as Issuing Bank and Agent and the Banks listed on the signature pages thereof that:
1.

Attached

hereto

as

Exhibit

A

is

a

complete

and

correct

copy

of

the

Certificate

of
[Incorporation/Organization/Partnership] of the Company

as in full

force and effect

on the date

hereof as certified
by the Secretary of State of the State of _____________, Company’s state of organization.
2.

Attached

hereto

as

Exhibit

B

is

a

complete

and

correct

copy

of

the

Certificate

of

Good
Standing of

the Company

issued by

the Secretary

of State

of the

State of

_____________, Company’s

state of
organization.
3.

Attached

hereto

as

Exhibit

C

is

a

complete

and

correct

copy

of

the
[Bylaws/Operating/Partnership Agreement] of the Company as in full force and effect on the date hereof.
4.

Attached hereto

as Exhibit

D is

a complete

and correct

copy of

the resolutions

duly adopted
by the [Board of Directors/Managers/Members/Partners]

of the Company on ____________

__, 2022, approving
and authorizing

the execution

and delivery

of the

Credit Agreement,

the Notes

(as such

term is

defined in

the
Credit Agreement) and the other

Loan Documents (as such term

is defined in the Credit

Agreement) to which the
Company is a party.

Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents

have been adopted by

the [Board of Directors/Managers/Members/Partners]

of the
Company in connection therewith.

5.
Each person

who, as

an officer

of the

Company signed

the Credit

Agreement, the

Notes
and the other Loan Documents to

which the Company is a

party, was duly elected, qualified and acting as such at
the

time

such

person

signed

the

Credit

Agreement,

the

Notes

and

the

other

Loan

Documents

to

which

the
Company is

a party,

and his

or her

respective signature

appearing below

and in

such Loan

Documents is

such
officer’s genuine signature.
Name Office Signature
_______________________ _______________________ _______________________
_______________________ _______________________ _______________________
_______________________ _______________________ _______________________

IN

WITNESS

WHEREOF,

the

undersigned

has

hereunto

set

his

hand

as

of

the

____

day

of
____________ __, 2022.

Name:
Title:

EXHIBIT F
COMPLIANCE CERTIFICATE
Reference

is

made

to

the

Credit

Agreement

dated

as

of

_________

__,

2022

(as

modified

and
supplemented and in effect from time to

time, the “Credit Agreement”) among The Cato

Corporation, the Initial
Guarantors,

Wells

Fargo

Bank,

National

Association,

as

Issuing Bank

and

Agent

and

the

Banks

listed

on

the
signature

pages thereof.

Capitalized

terms

used

herein shall

have the

meanings

ascribed

thereto

in

the

Credit
Agreement.
Pursuant to Section 5.01(e) of the Credit Agreement, the undersigned hereby certifies that:
1.

He is a duly elected Secretary of the Borrower.
2.

The

Loan Parties

have kept,

observed, performed

and fulfilled

in all

material respects

each and
every covenant,

obligation and agreement

binding upon

any Loan

Party in

the Credit Agreement

or the

other Loan
Documents.
3.
Attached to

this Certificate

as Attachment

A is

a Compliance

Checklist calculating

the financial
covenants set forth in the Credit Agreement as of _________ __, 2022 (the “Compliance Date”).
4.

Attached to this Certificate as Attachment B is

a list of the Subsidiaries of the

Borrower as of the
date hereof.
5. No Default or Event of Default is in existence on and as of the date hereof.
IN WITNESS

WHEREOF
, the

undersigned has

executed and

delivered this

Certificate as

of the

____
day of ____________ __, 2022.
THE CATO

CORPORATION
By:

Name:

Title:

ATTACHMENT

A
COMPLIANCE CHECKLIST
(see attached)

ATTACHMENT

B
SUBSIDIARIES
CatoWest,

LLC
Cedar Hill National Bank
CHW,

LLC
Cato Southwest, Inc.
CatoSouth LLC
Providence Insurance Company, Limited
CaDel LLC
catocorp.com, LLC
Cato of Texas L.P.
Cato WO LLC

Cato of Florida L.L.C.

Cato of Tennessee, LLC

Cato of Virginia,

LLC

Cato of North Carolina, LLC

Cato of Illinois, LLC

Cato of South Carolina, LLC

Ohio Cato Stores, LLC

Cato of Georgia, LLC
Cato Overseas Limited
Shanghai Cato Overseas Business
Consultancy Company, Limited
Cato Overseas Services Limited
Cato Employee Services Management, LLC
Cato Employee Services L.P.
Cato Services Vietnam Company Limited

Cato Land Development, LLC
Fort Mill Land Development

EXHIBIT G
JOINDER AND REAFFIRMATION

AGREEMENT
THIS

JOINDER

AND

REAFFIRMATION

AGREEMENT

(the

“Agreement”),

dated

as

of
____________,

20__,

is

by

and

between

[_______________]

(the

“New

Guarantor”),

THE

CATO
CORPORATION

(the “Borrower”) and WELLS FARGO BANK, NATIONAL

ASSOCIATION

(the “Agent”).
The Borrower, the

Guarantors, the Banks and the

Agent have entered into that

certain Credit Agreement
dated as

of ____________

__, 2022

(as amended,

modified, supplemented,

renewed and

extended, the

“Credit
Agreement”).

All of the defined terms in the Credit Agreement are incorporated herein by reference.
The New Guarantor is a Subsidiary.

The Borrower and the New Guarantor

have requested that the New
Guarantor

become

a

Guarantor

under

the

Credit

Agreement,

in

accordance

with

Section

5.26

of

the

Credit
Agreement.
Accordingly, the Borrower,

New Guarantor and Agent hereby agree as follows:
1.

The

New

Guarantor

and

the

Borrower

hereby

acknowledge,

agree

and

confirm

that,

by

their
execution of this

Joinder Agreement,

the New

Guarantor will

be deemed to

be a party

to the

Credit Agreement
and a “Guarantor”

for all purposes

of the Credit

Agreement, the Note

and the other

Loan Documents, and

shall
have all

of the

obligations

of a

Guarantor thereunder

as if

it had

executed the

Credit Agreement

and the

other
Loan Documents.

The

New Guarantor

assumes and

agrees to

be bound

by and

comply with,

all of

the terms,
provisions and

conditions contained

in the

Credit Agreement

and the

other Loan

Documents and

all duties

and
obligations

thereunder,

as

fully

and

completely

as

all

other

Guarantors

thereunder,

jointly

and

severally,
individually and collectively, with all other Guarantors, including without limitation (i) all of the representations,
warranties,

covenants,

undertakings

and

obligations

set

forth

in

the

Credit

Agreement

and

the

other

Loan
Documents, and (ii) all waivers set forth in the Credit Agreement and the other Loan Documents.
2.

The New Guarantor has received a copy of the Credit

Agreement and the Schedules and Exhibits
thereto and the other Loan Documents.

The information on the Exhibits and Schedules to the Credit

Agreement
are amended to provide the information shown on the attached Schedule A.
3.
The New Guarantor

hereby waives presentment,

demand, protest, acceptance,

notice of demand,
protest and nonpayment and

any other notice required

by law relative to

the Credit Agreement, the

Obligations,
the Notes and the other Loan Documents.
4.

This Agreement may be

executed in counterparts, each

of which shall constitute

an original but all
of which when taken together shall constitute one contract.
5.

Except

as

set

forth

expressly

herein,

all

terms

of

the

Credit

Agreement

and

the

other

Loan
Documents,

shall

be

and

remain

in

full

force

and

effect

and

shall

constitute

the

legal,

valid,

binding

and
enforceable

obligations

of

the

Borrower

and

Guarantors

to

Agent

and

Banks.

To

the

extent

any

terms

and
conditions in

any of

the Loan

Documents shall

contradict or

be in

conflict with

any terms

or conditions

of the
Credit Agreement,

after giving

effect to

this Joinder

Agreement, such

terms and

conditions are

hereby deemed
modified and amended accordingly to

reflect the terms and

conditions of the Credit Agreement

as modified and
amended hereby.

In any event,

this Joinder Agreement and

the documents executed

in connection therewith

shall
not, individually or collectively, constitute a novation.
6.
To

induce

the

Agent

and

Banks

to

enter

into

this

Joinder

Agreement,

the

Borrower

and

New
Guarantor

hereby

(a)

restate

and

renew

each

and

every

representation

and

warranty

heretofore

made

by

them
under, or in connection with the execution and delivery

of, the Credit Agreement and the other Loan

Documents;

(b) restate,

ratify and

reaffirm

each and

every term

and condition

set forth

in the

Credit Agreement

and in

the
Loan Documents,

effective as of

the date

hereof; (c) acknowledge

and agree

that, as

of the

date hereof,

there exists
no right of offset,

defense, counterclaim or objection

in favor of the

Borrower as against the

Agent or any Bank
with respect

to the payment

or performance

of its Obligations;

and (d) certifies

that no Default

or Event of

Default
exists.
7.

This Joinder Agreement

shall be governed

by,

and construed in

accordance with, the

laws of the
State of North Carolina.
8.

Borrower and

New Guarantor agree

to pay upon

request the actual

costs and

expenses of the

Agent
and Banks

reasonably incurred

in connection

with the

preparation, execution,

delivery and

enforcement of

this
Joinder Agreement and

all other Loan

Documents executed in

connection herewith, the

closing hereof, and

any
other transactions

contemplated hereby, including

the reasonable

fees and

out-of-pocket expenses

of Agent’s legal
counsel.
IN WITNESS WHEREOF,

the New Guarantor and the Borrower have caused

this Joinder Agreement to
be duly executed by its authorized officers for the benefit of the Agent and the Banks as of the day and year first
above written.
NEW GUARANTOR
[

](SEAL)
By:

Title:

THE CATO

CORPORATION
By:

Title:

WELLS FARGO

BANK, NATIONAL

ASSOCIATION,

as Agent
and as a Bank
By:

(SEAL)
Title:
[OTHER BANK]
By:

(SEAL)
Title:

Schedule A to Joinder Agreement
[Provide Information here to update Schedules and Exhibits
to Credit Agreement and other Loan Documents]

EXHIBIT H
ASSIGNMENT AND ACCEPTANCE
Dated ____________ __, _____
Reference is made to the Credit Agreement dated as of ____________ __, 2022 (together with all amendments

and

modifications

thereto,

the

“Credit

Agreement”)

among

The

Cato

Corporation,

the

Initial
Guarantors,

Wells

Fargo

Bank,

National

Association,

as

Issuing Bank

and

Agent

and

the

Banks

listed

on

the
signature pages thereof.

Terms defined in the Credit Agreement are used herein with the same meaning.
____________________________________________________

(the

“Assignor”)

and
______________________________________________ (the “Assignee”) agree as follows:
1.

The Assignor hereby

sells and

assigns to the

Assignee, without

recourse to

the Assignor,
and

the

Assignee

hereby

purchases

and

assumes

from

the

Assignor,

a

_____%

interest

in

and

to

all

of

the
Assignor’s

rights

and

obligations

under

the

Credit

Agreement

as

of

the

Effective

Date

(as

defined

below)
(including, without limitation; (i) a _____% interest (which on the

Effective Date hereof is $__________) in

the
Assignor’s

Revolving

Credit

Commitment;

(ii) a_____%

interest

(which

on

the

Effective

Date

hereof

is
$__________) in

the Revolving

Credit Advances

owing to

the Assignor;

(iii) a

_____% interest

(which on

the
Effective Date hereof

is $__________)

in the Letter

of Credit

Advances owing

to the Assignor;

and (iv)

a _____%
interest

(which on

the

Effective

Date hereof

is

$__________)

in

the

Assignor’s

Letter of

Credit

Commitment
(including without limitation a _____% interest in the Assignor’s obligations under Section 2.03(c) of the Credit
Agreement).
2.
The Assignor (i) makes

no representation or warranty

and assumes no responsibility

with
respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any
other

instrument

or

document

furnished

pursuant

thereto

or

the

execution,

legality,

validity,

enforceability,
genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document

furnished

pursuant

thereto,

other

than

that

it

is

the

legal

and

beneficial

owner

of

the

interest

being
assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its
Revolving

Credit

Commitment

(without

giving

effect

to

assignments

thereof

which

have

not

yet

become
effective) is $__________ and the aggregate outstanding principal amount of Revolving Credit Advances owing to it

(without giving

effect to

assignments thereof

which have

not yet

become effective)

is $__________,

as of
the date hereof its Letter of Credit Commitment (without

giving effect to assignments thereof which have not yet
become effective) is $__________, and the aggregate outstanding principal amount of Letter of Credit Advances
owing to it (without giving effect

to assignments thereof which have not

yet become effective) is $__________;
(ii) makes no representation or warranty and

assumes no responsibility with respect to

the financial condition of
the

Borrower

or

the

performance

or

observance

by

the

Borrower

of

any

of

its

obligations

under

the

Credit
Agreement, any other Loan Document or

any other instrument or document furnished

pursuant thereto; and (iii)
attaches the Revolving

Credit Note

referred to in

paragraph 1 above and

requests that

the Agent exchange

such
Note

as

follows:

[a

new

Revolving

Credit

Note

dated

____________,

____

in

the

principal

amount

of
______________ payable to the order of the Assignee] [a Revolving Credit Note dated

____________, _____ in
the principal amount of $____________ payable to the order of the Assignor].
3.

The Assignee

(i) confirms

that it

has received

a

copy of

the Credit

Agreement, together
with

copies

of

the

financial

statements

referred

to

in

Section

4.10(a)

thereof

(or

any

more

recent

financial
statements of

the Borrower

delivered pursuant

to Section

5.01(a) or

(b) thereof)

and such

other documents

and
information as

it has

deemed appropriate

to make

its own

credit analysis

and decision

to enter

into this

Assignment
and Acceptance; (ii) agrees that

it will, independently and

without reliance upon the

Agent, the Assignor or

any
other Bank

and based

on such

documents and

information as

it shall

deem appropriate

at the

time, continue

to

make its own credit decisions in taking or not taking action under the Credit Agreement;

(iii) confirms that it is a
bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as

are delegated to the Agent by the terms thereof, together
with such

powers

as are

reasonably incidental

thereto;

(v)

agrees

that it

will

perform in

accordance

with their
terms all of

the obligations

which by the

terms of

the Credit Agreement

are required

to be performed

by it

as a
Bank; (vi)

specifies as

its Lending

Office (and

address for

notices) the

office

set forth

beneath its

name on

the
signature

pages

hereof,

(vii)

represents

and

warrants

that

the

execution,

delivery

and

performance

of

this
Assignment

and

Acceptance

are

within

its

corporate

powers

and

have

been

duly

authorized

by

all

necessary
corporate action.
4.
The Effective

Date for

this

Assignment and

Acceptance shall

be _______________

(the
“Effective Date”).

Following the execution of this Assignment and Acceptance, it will be delivered to the Agent
for execution and acceptance by

the Agent [and to

the Issuing Bank for

execution by the Issuing

Bank]
1

[and to
the Borrower for execution by the Borrower].
2
5.

Upon such execution and acceptance by the Agent

[and execution by the Borrower]
2

[and
execution by the Issuing Bank]
1
, from and after the Effective Date, (i) the Assignee shall be a party to the Credit
Agreement and,

to the

extent rights

and obligations

have been

transferred to

it by

this Assignment

and Acceptance,
have

the

rights

and

obligations

of

a

Bank

thereunder

and

(ii)

the

Assignor

shall,

to

the

extent

its

rights

and
obligations have been transferred to the Assignee by

this Assignment and Acceptance, relinquish its rights (other than under

Section 9.03

of the

Credit Agreement)

and be

released from

its obligations

under the

Credit Agreement.
6.

Upon such execution

and acceptance by

the Agent

[and execution by

the Borrower] [and
execution by the

Issuing Bank] from

and after the

Effective Date, the

Agent shall

make all payments

in respect
of the

interest assigned

hereby to

the Assignee.

The Assignor

and Assignee

shall make

all appropriate

adjustments
in payments for periods prior to such acceptance by the Agent directly between themselves.
7.

This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.
[NAME OF ASSIGNOR]
By:

Title:
[NAME OF ASSIGNEE]
By:

Title:
Lending Office:
[Address]

1

If the Letter of Credit Commitment is being assigned.
2

If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective

Date.

WELLS FARGO BANK, NATIONAL

ASSOCIATION

,

as Agent
By:

Title:
THE CATO

CORPORATION
3
By:

Title:
3

If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective

Date, or if no Default has occurred and is continuing.